UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Portland General Electric Company
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PGE

2025 Proxy Statement

Advancing toward a clean energy future

Jim Torgerson Board Chair	Message to our Shareholders from our Board Chair and our CEO

DEAR FELLOW SHAREHOLDERS,
We are pleased to invite you to attend Portland General Electric’s (PGE) Annual Meeting of Shareholders to be held virtually on Friday, April 18, 2025 at 8:00 a.m. Pacific.
At the heart of PGE's work is an enduring commitment to our responsibility to provide safe, reliable and affordable energy to every customer and community we serve. Our independent Board provides critical oversight as we remain focused on our core strategy to decarbonize, electrify and perform.
We achieved strong financial performance in 2024 and increased our dividend. This performance reflects the hard work and commitment of our incredible team at PGE.
Our performance in 2024 and continued success in 2025 is anchored on five key priorities:
•Supporting our region's economic development plans, particularly in the high technology sector;
•Continuing our focus on sustainability and clean energy in support of customer goals and values;
•Keeping customer prices as low as possible through cost discipline and efficiency;
•Investing in a stronger, more resilient grid to better withstand extreme weather and protect against the risk of wildfires; and
•Ensuring that our returns are competitive, and we are creating an investable energy future for Oregon.
Last year, PGE saw strong demand growth, particularly from data centers and semiconductor manufacturing, and we won back two large customers representing nearly 27 MW of load.
We brought new renewable energy resources from the Clearwater Wind Energy Center online and added 292 MW of battery storage capacity. This helped PGE progress toward our customer-driven clean energy goals with 45% of the energy our Company generated and procured coming from clean, non-carbon emitting sources.

Maria Pope President and CEO

2025 Proxy Statement	Portland General Electric | i

2024 also saw strong performance across our operations. PGE invested $1.262 billion in capital projects to support customer growth and strengthen our grid. We continued to modernize, adopting technologies that are making our Company more efficient and smarter. We have reduced wildfire risk through system hardening, vegetation management and year-round work with local first responders and community leaders.
PGE works at the intersection of important changes in society from the onshoring of manufacturing to the transition to clean energy and the risk of extreme weather events, especially wildfires. The decisions we make and the results we achieve help shape the future of the Pacific Northwest and the country.
Looking ahead, we are inspired by the tremendous opportunities for Portland General Electric. On behalf of the Board, thank you for your investment in PGE.
Sincerely,

Jim Torgerson Board Chair	Maria Pope President and CEO

ii | Portland General Electric	2025 Proxy Statement

Notice of Virtual Annual Meeting of Shareholders

Date & Time
Friday, April 18, 2025 at 8:00 a.m. Pacific

Virtual meeting Location
https://virtualshareholdermeeting.com/POR2025

There will be no physical location for shareholders to attend.

Record Date
February 18, 2025

You can vote if you were a shareholder of record on February 18, 2025.
ITEMS OF BUSINESS

1	Election to our Board of Directors of the 9 nominees identified in the Proxy Statement.	Your vote is important to us. Please exercise your shareholder right to vote as soon as possible, regardless of whether you plan to attend the meeting.

2	Advisory vote to approve the compensation of our named executive officers.

3	Ratification of the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for fiscal year 2025.

4	Other business matters properly brought before our 2025 Annual Meeting.
WAYS TO VOTE

Online Vote online in advance of the meeting: proxyvote.com	By Phone Vote by phone from the US or Canada: 1-800-690-6903	By Mail If you have received a printed version of our proxy materials, you may vote by mail.	By Ballot Attend our virtual Annual Meeting and vote by following the instructions on the meeting website.
For the Board of Directors,
Sujata Pagedar
Corporate Secretary

Annual Meeting of Shareholders to be held on April 18, 2025
As permitted under SEC rules, we are mailing our shareholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access our proxy materials and submit proxy votes online. Our Proxy Statement and 2024 Annual Report are available on our website at https://investors.portlandgeneral.com/financial-information/annual-reports.
You may also access our proxy materials at https://proxyvote.com.
We are making the Proxy Statement and the form of proxy first available on or about March 5, 2025.

2025 Proxy Statement	Portland General Electric | iii

Proxy Statement Summary
This summary highlights selected information to assist you in your review of this Proxy Statement. It does not contain all of the information you should consider, and you should read the entire Proxy Statement carefully before voting. Information regarding our performance is available in our 2024 Annual Report, which accompanies this Proxy Statement and is available on our website at https://investors.portlandgeneral.com/financial-information/annual-reports. For additional information about the Annual Meeting and voting, please see the Questions and Answers section. This Proxy Statement and the accompanying form of proxy card or voting instruction form are first being made available to shareholders on or about March 5, 2025. All website references in our proxy materials are inactive textual references, and the information on, or that can be accessed through, such websites does not constitute a part of these materials.
SHAREHOLDER VOTING MATTERS

Item One	Board Recommendation	For More Information
Election to our Board of Directors of the 9 Nominees named in the Proxy Statement	FOR Each Director	Page 15

The Board, acting upon the recommendation of the Nominating, Governance and Sustainability Committee, has nominated each of the 9 directors for election to our Board.

James Torgerson	Kathryn Jackson, PhD	John O'Leary
Dawn Farrell	Michael Lewis	Patricia Salas Pineda
Marie Oh Huber	Michael Millegan	Maria Pope

•The Board believes its members encompass a range of talents, skills, expertise and qualifications to sufficiently provide sound and prudent oversight of PGE's business and oversee its operations, risks and long-term strategy. The directors reflect the diversity of PGE's shareholders, employees, customers and the communities that we serve.
•Shareholders are being asked to elect each director to serve until the 2026 Annual Meeting of Shareholders.

Top Skills and Backgrounds of Board Members	Independent Directors on Board	Women/Ethnically Diverse Board Members

2025 Proxy Statement	Portland General Electric | 1

Proxy Statement Summary	Table of Contents

Item Two	Board Recommendation	For More Information
Advisory vote to approve the compensation of our named executive officers	FOR	Page 38

•Our executive compensation program is described in the Compensation Discussion and Analysis section of the Proxy Statement.
•The Compensation, Culture and Talent Committee and the Board believe our executive compensation structure is competitive, rewards performance and aligns compensation with shareholder value and serves stakeholders well.
•Shareholders are being asked for an advisory vote to approve the compensation of our named executive officers described in the Compensation Discussion and Analysis section and related compensation tables.

Compensation Best Practices

What We Do		What We Do Not Do

✓	Meaningful stock ownership guidelines	✗	No long-term employment contracts
✓	Appropriate compensation peer group	✗	No excise tax gross-ups on change in control payments
✓	Annual compensation program risk assessment	✗	No significant perquisites to executive officers other than relocation support for newly hired officers
✓	Robust incentive compensation clawback policy in the event of financial misstatements and in the event of misconduct	✗	No short sales, transactions in derivatives, hedging or pledging of Company securities by directors or executive officers
✓	Independent compensation consultant that performs no services for the Company other than services for the Compensation, Culture and Talent Committee	✗	No single-trigger change in control payouts
		✗	No dividends on unvested equity

✓	Incentive award payouts are based on a balanced mix of short-term and long-term Company performance
✓	Double-trigger change in control provisions for equity award vesting
✓	Significant performance-based compensation aligned with strategy

2 | Portland General Electric	2025 Proxy Statement

Table of Contents	Proxy Statement Summary

Pay for Performance

2024 Target Direct Compensation for Chief Executive Officer

■ Base Salary ■ Annual Cash Incentive ■ Performance Share Units ■ Restricted Share Units ■ Performance-Conditioned

2024 Target Direct Compensation for Named Executive Officers other than the CEO

■ Base Salary ■ Annual Cash Incentive ■ Performance Share Units ■ Restricted Share Units ■ Performance-Conditioned

Item Three	Board Recommendation	For More Information
Ratification of the appointment of independent registered public accounting firm for fiscal year 2025	FOR	Page 86

•Shareholders are being asked to ratify the Audit and Risk Committee's selection of Deloitte & Touche LLP (Deloitte) as our independent registered public accounting firm for fiscal year 2025.
•The Audit and Risk Committee and the Board believe the continued retention of Deloitte is in the best interest of PGE and its shareholders.

Cautionary Note Regarding Forward-Looking Statements

This Proxy Statement contains forward-looking statements, including those regarding implementation of our business plans, technology transitions, our business, strategies and financial performance, our offerings of new services and other statements that are not historical fact. Actual results could differ materially from these forward-looking statements. Risk factors that could cause actual results to differ are set forth in the “Risk Factors” section, as well as other sections of our 2024 Annual Report on Form 10-K, available on our website at https://investors.portlandgeneral.com/financial-information/sec-filings, as well as, or in addition to, other filings with the SEC. All forward-looking statements are based on management’s estimates, projections and assumptions as of the date of this Proxy Statement, and we undertake no obligation to update any such statements.

2025 Proxy Statement	Portland General Electric | 3

Strategy, Performance and Sustainability
OREGON'S CLEAN ENERGY FUTURE
Portland General Electric exists to power the advancement of society. We energize lives, strengthen communities and foster energy solutions that promote social, economic and environmental progress. We are making progress decarbonizing our system and increasing electrification, doing so with the competence and credibility earned over our 136-year history. Together with customers, communities, partners and investors, we are creating a safe, reliable, increasingly clean and accessible energy future. We are actively reducing greenhouse gas (GHG) emissions from our system over time, supporting sustainable livelihoods, electrifying the economy from transportation to homes and buildings and offering products and services that put customers in control of their energy journey. Our customers remain at the forefront of our priorities, driving us to continuously innovate, deploy new technologies, reduce environmental impacts from operations, simplify processes and reduce costs as we deliver exceptional value for our customers.
Customers count on us to power their lives with safe, reliable and affordable clean energy. We are working towards making our energy supply cost-effective and diverse, while delivering the reliability our customers expect. At the same time, we are building an increasingly smart, resilient, integrated and interconnected grid, partnering with customers, communities and organizations across the West and beyond to enable a reliable and affordable clean energy future benefiting all.

Advancing Our Clean Energy Future

Strategic Goals

Decarbonize Power	Electrify the Economy	Advance our Performance

Reduce greenhouse gas emissions associated with electricity served to retail customers by at least 80% by 2030 and 100% by 2040	Increase beneficial electricity use to capture the benefits of new technologies while building an increasingly clean, flexible and reliable grid	Improve efficiency, safety, and system and equipment reliability while maintaining affordable energy service and growing earnings per share 5% to 7% annually

How We Will Achieve Our Goals

Elevate customer engagement	Advance Grid Readiness	Drive enterprise operational excellence

4 | Portland General Electric	2025 Proxy Statement

Table of Contents	Strategy, Performance and Sustainability

STRATEGIC PERFORMANCE HIGHLIGHTS

Decarbonize Power	Electrify the Economy	Advance our Performance

•45% of PGE's total system load came from non-emitting energy resources
•Our 311 MW Clearwater Wind facility and 292 MW of battery storage achieved commercial operation in 2024, advancing our clean energy goals
•A new 79 MW contract added to our over 500 MW of hydro contracts, increasing capacity and management capabilities
•We signed an agreement for 120 MW of solar power for our Green Future Impacts program, delivering clean energy to support our customers' goals
•Customer actions reduced load by over 100 MW at the hottest time of day, avoiding outages and increasingly volatile power markets during a record heat event

•Energy usage grew 3.1% and overall customer count grew 1.6% as large data center and semi-conductor companies rapidly expanded
•We maintained our position as the #1 ranked renewable power program in the United States by the National Renewable Energy Lab
•We advanced our digital tools and programs to rank #1 in Forrester's Customer Experience Index, and achieved a record performance for customer effort, which measures how easily customers interact with us during the new connection process
•We continued to expand energy efficiency and other customer programs like Smart Thermostats that provide customers with tools to manage their energy costs. 24% of residential households participate in voluntary programs to shift energy use
•We advanced the installation of public or semi-public EV charging, worked with our customers to provide data on fleet electrification and increased the electrification of our own fleet to almost 20%

•Through the introduction of a comprehensive injury prevention and management program, we decreased our OSHA recordable incidents by 24%
•We made capital investments of $1.262 billion, prioritizing system hardening and resiliency infrastructure, designed for transmission, distribution and grid modernization
•We implemented technology tools to manage and respond to grid outages more effectively, and redesigned our outage restoration work processes to be responsive to customer needs
•We reduced wildfire risk in High Fire Risk Zones through our Advanced Wildfire Risk Reduction initiatives and our Wildfire Mitigation Plan
•We completed the modernization of our Beaver Unit 1 facility, reducing unit emissions by 90%

2025 Proxy Statement	Portland General Electric | 5

Strategy, Performance and Sustainability	Table of Contents

2024 PERFORMANCE
We are focused on leading the clean energy future and our business is centered on three long-term imperatives: Decarbonize, Electrify and Perform. We reflect our customers, Oregon's values and our Guiding Behaviors of customer focus, valuing differences, always learning, accountability, collaboration and instilling trust. Our #1 focus is to deliver safe, reliable, affordable and clean electricity. We are enhancing our electric grid to improve reliability and integrate new, clean technologies.
Our 2024 results reflect growth from new and returning customers, enhanced operational reliability and resilience, strong safety performance and the addition of new clean energy resources and battery storage, resulting in solid earnings results. We invested over $1.26 billion in capital assets targeting customer growth, grid resiliency and decarbonization. Consistent execution during the year enabled us to deliver at the high end of both our near and long-term earnings expectations. We remain confident in our growth trajectory of 5% to 7% long-term EPS growth and we continue to provide returns to shareholders by growing our annual common stock dividend, which has increased from $1.59 to $1.98 per common share from 2020 through 2024, a compound annual growth rate (CAGR) of 5.6%.

6 | Portland General Electric	2025 Proxy Statement

Table of Contents	Strategy, Performance and Sustainability

ENVIRONMENTAL, SOCIAL AND GOVERNANCE
Sustainability is an integral part of our strategy to achieve an increasingly clean and reliable energy future, which is aligned with Oregon's ambitious, economy-wide goal to combat climate change. We believe our strategy is aligned with the following stakeholder interests:
•Clean and renewable energy
•Contribution to economic growth and community development
•Increasing grid security, resiliency and reliability in the face of extreme weather, cyber and physical threats
•Effective operations and ability to meet short-term and long-term objectives
We are taking a holistic approach that balances our commitment to reducing greenhouse gas (GHG) emissions with core values that define our culture, and high standards of operations, financial management and corporate governance. We continue to implement our strategic goals: Decarbonize Power, Electrify the Economy, and Advance Our Performance to address broader sustainability commitments which are reflected in our priorities and practices, described in our 2024 Environmental, Social and Governance Report.
Our 2024 Environmental, Social and Governance Report also describes and illustrates our progress on our long-term commitments including 1) clean and renewable energy and GHG emission reductions; 2) workforce engagement and development; 3) community support; 4) environmental stewardship; and 5) sustainable green financing. Our Environmental, Social and Governance Report includes our Scopes 1, 2 and certain Scope 3 emissions, as well as disclosures referencing the Sustainability Accounting Standards Board (SASB), Edison Electric Institute (EEI) Template, Task Force on Climate-related Financial Disclosures (TCFD) framework and United Nation Sustainable Development Goals (UN SDGs).
Our Focus Areas and Priorities

Affordability	Reliability

•Work to keep prices as low as possible for customers
•Design innovative customer programs and solutions to promote energy savings
•Leverage all available tax credits incentives, and public funding to reduce costs for customers

•Enhance the reliability and resiliency of our grid to withstand extreme weather, growing peak customer demand, facilitate electrification and integrate renewable and distributed energy resources
•Maintain a comprehensive risk management program, including data security, cybersecurity, physical security wildfire and climate-related risks

Decarbonization	Community

•Transition from fossil fuel generation to non-emitting energy and capacity resources to support our customers' climate and clean energy goals by 2040
•Achieve net zero emissions across all of our operations by 2040

•Provide excellent service to the customers and communities we serve
•Attract and develop a talented and diverse workforce
•Support local communities through partnerships, philanthropy, employee giving and volunteerism

2025 Proxy Statement	Portland General Electric | 7

Strategy, Performance and Sustainability	Table of Contents

Our top sustainability priorities have been informed by an extensive stakeholder-centered and inclusive analysis. The priorities are not listed in accordance to their relative importance or the impact that they have on PGE.

Our Environmental, Social and Governance Report and additional sustainability information and reports are available at https://investors.portlandgeneral.com/esg. These reports and any other information on our website are not part of, nor incorporated by reference into, this Proxy Statement. Additional information about how we will execute on our strategy can be found on our website at https://portlandgeneral.com/about/who-we-are.

Highlights

OUR CLEAN ENERGY AND GHG EMISSIONS REDUCTION GOALS
•We continue to work towards our goals to reduce emissions across our company, including our goal to reduce emissions associated with power generation and supply by at least 80% by 2030
•We support decarbonization through:
•Increasing non-emitting energy resources and capacity in our portfolio. In 2024, 292 MW of battery storage came online, and our 311 MW Clearwater Wind Facility achieved commercial operation. Nearly 230,000 residential and small commercial customers are enrolled in PGE's Green Future Program
•In order to meet our regulatory, legislative and reliability requirements, we continue to evaluate the continuation of our ownership in Colstrip
•Supporting decarbonization in other sectors of the economy through energy efficiency, electrification and smart energy use
•Investing in our generation facilities to reduce emissions
•We support our customers’ call for clean energy through our voluntary customer programs. For the 15th year, PGE has held the U.S. Department of Energy’s National Renewable Energy Laboratory’s No. 1 ranking for the largest participation of business and residential renewable energy customers in a renewables program of any U.S. electric utility[1]
1. NREL did not release rankings in 2011

8 | Portland General Electric	2025 Proxy Statement

Table of Contents	Strategy, Performance and Sustainability

WORKFORCE ENGAGEMENT AND DEVELOPMENT
•We are committed to pay equity, and offer a wide range of market-competitive benefits to our over 2,900 full-time employees
•We provide employees with benefits that address their needs holistically and support their wellness, including competitive salary, medical, dental and vision insurance, ongoing training opportunities, mentorship and professional development programs, paid vacation, retirement savings with company match and tuition reimbursement
•Our Guiding Behaviors give everyone a single set of standards to follow, and define our culture as customer-centric, purpose-driven and results-oriented
•Our pay equity practices, training, and development opportunities for women and people of color to advance into management are hallmarks of our commitment to an inclusive workforce
•Our Business Resource Groups (BRGs) allow employees to form connections, build professional networks and learn, including opportunities to meet with members of the Board of Directors
•We received a $750,000 grant on behalf of the Oregon Clean Energy Workforce Coalition to support training programs and energy career resources for job seekers
•We provided development programs focused on Leadership Excellence to 49 top leaders

2,900+ full-time employees	BRGs allowing employees to form connections and network	$750K grant from the Oregon Clean Energy Workforce Coalition	49 top leaders provided development programs

2025 Proxy Statement	Portland General Electric | 9

Strategy, Performance and Sustainability	Table of Contents

$31M awarded to community organizations by the PGE Foundation	23,000 volunteer hours contributed by PGE employees and retirees

MAKING A DIFFERENCE FOR OUR COMMUNITIES
•Project Zero, an innovative and award winning program that empowers young adults and students to create cleaner, greener and more equitable communities, reached over 83,000 local K-12 students, celebrated its 5th year of the green jobs internship program and began partnering with the Portland Opportunities Industrialization Center who will manage day-to-day operations going forward
•The PGE Foundation, employee/retiree donations and PGE contributed over $5 million to non-profits. The PGE Foundation improves the quality of life for Oregonians and has awarded approximately $31 million to community organizations across the state since its inception in 1997
•Our employees and retirees volunteered in the community, contributing close to 23,000 volunteer hours
•We invested in event sponsorships, like the Portland Winter Light Festival, attracting more than 200,000 visitors to Portland's downtown and boosting the local business economy by over $10 million
•We granted 55 scholarships through the PGE Foundation and our Board of Directors Scholarship program, focused on access to higher education for children of employees, students of color and students with demonstrated financial need
•The Community Benefits and Impacts Advisory Group (CBIAG) continued to build understanding of our clean energy goals and engage with community members as collaborators on issues of energy equity and access. The CBIAG meets monthly and includes members within our service area including low income and environmental justice communities
•We partner with community organizations to inform our customers about our clean energy programs, bill assistance and to connect our customers with resources to manage their energy and savings. Our website as well as PGE's mobile app are available in both English and Spanish, while our call center offers customer support in over 200 languages

10 | Portland General Electric	2025 Proxy Statement

Table of Contents	Strategy, Performance and Sustainability

Invested in Habitat Restoration
PGE is committed to caring for natural habitat and creating conditions that are safe and restorative for fish and wildlife in the 11,000+ acres of wildlife habitat that we manage under various project licenses and site certificates

ENVIRONMENTAL STEWARDSHIP
•We have worked for over 18 years with our partners in the Clackamas River Basin to enhance habitat for fish and wildlife that depend on a thriving river ecosystem. Fish returns have increased by 501% on the Deschutes River and 185% on the Clackamas River over our 10 year average
•Our Avian Protection Plan, which includes partnerships with the U.S. Fish and Wildlife Service and the Avian Power Line Interaction Committee, works to make our infrastructure safer for birds and increases reliability for our customers. In 2024, we added or replaced more than 8,200 poles and more than 4,500 transformers with versions that feature avian-safe protective covers or design features
•We continue to transform historical PGE properties. Our restoration of our Harborton property continues to see significant native wildlife gains, and we are redeveloping brownfield property for the development of a battery storage project

PARKING ONLY
POWER
CHARGING
POWER FAULT
CHARGING FAULT
opconnect
This is charging station ID 12006
CLIPPERCREEK
RELIABLE. POWERFUL. MADE IN AMERICA
ELECTRIC VEHICLE
CHARGE STATION
HIGH POWER
CITY OF Tigard
Ford
OREGON

ENERGY AFFORDABILITY
•We launched PGE+, an online platform that helps customers choose and install electrical equipment for their homes, as well as usage dashboards, rebates and incentives for energy efficiency
•Our energy management programs such as Smart Thermostat, Time of Day, EV Smart Charging, Peak Time Rebates and Equal Pay allow customers to manage their energy usage and bills
•We had nearly 90,000 customers enrolled in our Income Qualified Bill Discount Program, which offers discounts of 15%, 20% or 25% based on household size and total household income. Beginning in 2024, we offer discounts of 40% and 60% based on the same criteria
•PGE has participated in federal clean energy grant programs totaling more than $2 billion, of which PGE has directly received nearly $470 million in grant funding, to offset the costs of clean energy projects, including grants for critical transmission upgrades, a regional clean energy hydrogen hub and for investments in grid edge computing to help maintain resilient grid operations

2025 Proxy Statement	Portland General Electric | 11

Strategy, Performance and Sustainability	Table of Contents

Larry Bekkedahl Senior Vice President, Strategy and Advanced Energy Delivery Executive Sponsor of Innovation Programs at PGE
INNOVATION
•Senior Vice President Larry Bekkedahl leads our Strategic Innovation team, bringing a centralized approach to managing innovation, allowing us to explore new pathways to helping our customers achieve their decarbonization goals in a cost effective way. Our Strategic Innovation team deploys an industry-leading process to track and accelerate innovative ideas. The program ties to Electric Power Research Institute, Energy Impact Partners, Stanford Bits and Watts, MIT CEEPR and Pacific Northwest National Labs.
•In 2024, we launched several successful innovative projects, including satellite imagery analysis for vegetation management and advancing transmission dynamic line rating technology. We demonstrated technology allowing customers with heat pumps to participate in demand response and load control programs, so customers can take control of energy costs while reducing peak usage, and we piloted the use of an electric school bus to provide energy to the grid in times of need.
•Innovation has also enabled the use of advanced computing practices to create our own closed-system bots that augment the way we do work, and improve the accuracy of forecasting models providing grid awareness, optimization and planning. AI-driven bots have enhanced our ability to gain information about outage areas and centralize data visibility during storm season, expediting the restoration process.
•Awards and recognitions include: EPRI Technology Transfer Award for EV planning and distributed energy resource management systems and the Utility 2030 Collaborative SPARK award for innovation management, as well as Top Innovator in Generation by Public Utilities Fortnightly for steam casing leak repair. Mr. Bekkedahl was honored with the Grid Innovator Award for 2024 by GridForward.

12 | Portland General Electric	2025 Proxy Statement

Corporate Governance
CORPORATE GOVERNANCE HIGHLIGHTS
We are committed to maintaining sound corporate governance policies and practices that create long-term value for our shareholders and other stakeholders. The Nominating, Governance and Sustainability Committee regularly reviews our key corporate governance policies to ensure that they reflect best practices and comply with legal and regulatory requirements. Our governance policies reflect our values of independence, accountability and building sustainable value for all stakeholders.

Strong independent oversight
•Independent Board Chair
•Fully independent membership on all standing Board committees
•All directors are independent other than the CEO
•Executive sessions of non-management directors at all regularly scheduled Board meetings

Accountability
•Annual election of directors by majority vote of the shareholders
•One class of voting stock
•No "poison pill" anti-takeover defenses
•No supermajority voting requirements
•Robust Board and executive stock ownership guidelines (see pages 27 and 65 for details)
•Annual Advisory Vote on Executive Compensation

Building sustainable value
•Regular discussion of strategy at Board meetings and at annual Board strategy session
•Oversight of risks, both strategic and operational
•Continuous evaluation of sustainability goals and strategy
•Regular review of performance metrics, including between meetings

Ensuring Leadership quality
•Active Board refreshment (5 new directors since 2021)
•Annual review of succession planning and talent development for senior leaders
•Board training focused on business risks and opportunities
•Directors' orientation and continuing education

Find our Corporate Governance Guidelines and other governance documents online.
The Board has adopted Corporate Governance Guidelines, which, together with our articles of incorporation and bylaws, establish the governance framework for the management of the Company. Our Corporate Governance Guidelines address, among other matters, the role of our Board, Board membership criteria, director retirement policies, director independence criteria, director and officer stock ownership requirements, Board committees and leadership development. Our Corporate Governance Guidelines, Board committee charters, and certain other corporate governance policies are available on our website at https://investors.portlandgeneral.com/corporate-governance. These documents are also available in print to shareholders, without charge, upon request to Portland General Electric Company at its principal executive offices at 121 SW Salmon Street, 1WTC1301, Portland, Oregon 97204, Attention: Corporate Secretary.

2025 Proxy Statement	Portland General Electric | 13

Corporate Governance	Table of Contents

SHAREHOLDER AND STAKEHOLDER ENGAGEMENT
We believe in proactive engagement with shareholders, including participation of independent directors as appropriate. The Board chair serves as the point of contact for shareholders and others to communicate with the Board, including meeting with investors as appropriate. Executive management and members of our Investor Relations team engage regularly with our shareholders to seek their input on a variety of matters. In 2024, we had over 225 investor engagements. In addition, in 2024, we conducted proactive outreach with the governance teams of our top 20 largest shareholders representing over 36% of shares outstanding. Topics included:

Strategy and value proposition	Financial operation and performance	Board leadership, composition, and refreshment

Progress on decarbonization goals	Executive compensation	Regulatory and legislative developments

We communicate with shareholders through routine forums, including quarterly earnings presentations and other significant events, as well as direct communications.
In addition, our management and Board regularly engage with other stakeholders, including representatives of local communities and organizations, political bodies and our regulators. When the Board is not a direct participant, we relay the feedback we obtain through these conversations to the Board and its committees, and work to adequately address the concerns of our stakeholders.
Our Engagement Strategy

1. Engage •Customers •Shareholders and Governance Teams •Communities and local organizations •Regulators •Employees	2. Seek Input •Company Strategy •Decarbonization Goals •Board Governance •Operational Issues and Risk Management	3. Inform •Discuss with Board to ensure feedback is addressed •Reflect feedback in strategy and governance practices

14 | Portland General Electric	2025 Proxy Statement

Item 1: Election of Directors
OUR BOARD IS EXPERIENCED, DIVERSE AND INDEPENDENT
The Board, acting upon the recommendation of the Nominating, Governance and Sustainability Committee, has nominated the following 9 directors for election to our Board. All elected directors will serve until the 2026 Annual Meeting, or until their successors are elected and qualified, except in the case of earlier death, resignation or removal. All of the nominees were elected by shareholders at the 2024 Annual Meeting.
Our Board reflects the diversity of skills, experience, perspectives and personal characteristics needed to provide effective oversight of PGE. Our nominees have held senior leadership roles at public companies or other large organizations and have extensive experience in a variety of fields, including utility operations and regulation, technology, finance and accounting, corporate governance, law, public policy, and consulting. All of our nominees have a reputation for integrity, honesty and adherence to high ethical standards.
We have a strong track record of board refreshment. Five of our independent directors have been added since the beginning of 2021: two in 2021, two in 2022 and one in 2024. This board refreshment brings a variety of perspectives to strategic, financial, operational and sustainability deliberations.
If any of the nominees becomes unable to serve or for good cause will not serve as a director, it is intended that votes will be cast for a substitute nominee designated by the Board, or the Board may elect to reduce its size. The Board has no reason to believe that nominees named in this proxy will be unable to serve if elected. Each of the nominees has consented to being named in this proxy statement and to serve if elected.
The Board selected our director nominees based on their demonstration of the core attributes described above and the belief that each director can make substantial contributions to our Board and to PGE. See pages 16 to 23 for more information about the backgrounds and qualifications of our nominees.

What are you voting on? We are asking shareholders to elect 9 directors to hold office until the 2026 Annual Meeting.

"FOR" The Board of Directors unanimously recommends a vote "FOR" the re-election of the nominated directors, as disclosed in this Proxy Statement.

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Item 1: Election of Directors	Table of Contents

OUR BOARD OF DIRECTORS

Name	Age	Director Since	Industry/Experience	Diversity	Committee Assignments	Other Public Boards
Dawn Farrell Independent	65	2022	Utilities/ Energy	White/Woman	•Finance •Governance	2
Marie Oh Huber Independent	63	2019	Law/Technology/ Customer Experience	Asian/Woman	•Compensation •Governance, Chair	0
Kathryn Jackson Independent	67	2014	Technology/Environmental	White/Woman	•Audit and Risk •Governance	2
Michael Lewis Independent	62	2021	Utilities	African American/Man	•Compensation •Finance, Chair	2
Michael Millegan Independent	66	2019	Communications/Technology	African American/Man	•Audit and Risk, Chair •Compensation	1
John O'Leary Independent	64	2024	Automotive/Clean Transportation	White/Man	•Audit and Risk •Finance	1
Patricia Salas Pineda Independent	73	2022	Human Resources/Consumer Products	Latina/Woman	•Compensation, Chair •Finance	2
Maria Pope President and CEO	60	2018	Utilities/Finance	White/Woman		1
James Torgerson Independent Chair	72	2021	Energy/Finance	White/Man	•Audit and Risk •Governance	0
Key to Committees
Finance: Finance and Operations Committee
Compensation: Compensation, Culture and Talent Committee
Governance: Nominating, Governance and Sustainability Committee
DIVERSITY
78% Diverse

■	Latina	■	African American
■	Asian	■	Women

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Table of Contents	Item 1: Election of Directors

SKILLS, EXPERIENCE AND BACKGROUNDS
Our Board of Directors brings diverse skills, experiences and backgrounds to inform and enrich their oversight functions and deliberations. On an annual basis, the Nominating, Governance and Sustainability Committee recommends to the Board skills that are needed to provide effective oversight of the Company. The following chart lists the skills identified and why they are important to our strategy.

Skills	Why they matter to our strategy to "DECARBONIZE, ELECTRIFY, PERFORM"
Corporate Governance	Our success depends on enhancing stakeholder interests and maintaining board and management accountability
Customer Experience	Customers, customer-facing programs and safe, reliable and affordable electric service are at the center of our strategy
Environmental and Sustainability	Our business operations can be impacted by environmental regulations
Finance and Accounting	Execution of our strategy will require complex financial management, access to capital, capital allocation and financial reporting
Human Capital Management and Culture	PGE needs a strong workforce and aligned culture to successfully execute on our strategy
Industrial and Utility Operations	Health and safety, operating performance and engineering are core to our strategy
Infrastructure Development	Serving our customers' growth needs will require improving existing and the development of new transmission and generation facilities
Innovation and Transformation	Our strategy requires adaptation to a rapidly changing energy world and extreme weather
Regulatory and Public Policy	Our strategy requires deep engagement with regulators and a strong understanding of energy policy
Risk Management and Compliance	Understanding and mitigating risks, and compliance with laws and regulations is a key part of our business
Senior Executive Leadership	Our strategy requires the ability to balance priorities and lead a complex business
Strategic Planning, Business Development and/or M&A	Corporate strategies and long-term business plans play an important role in our business
Technology, Cybersecurity and Information Security	Decarbonization and electrification require investment in technology, as well as the need to keep our systems reliable and resilient
We considered these skills, experiences and backgrounds, together with the biographical information provided on pages 19 to 23, in determining the nominees to our Board.

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Item 1: Election of Directors	Table of Contents

Skill		Farrell	Huber	Jackson	Lewis	Millegan	O'Leary	Pineda	Pope	Torgerson
Corporate Governance
			•	•	•			•	•	•

Customer Experience
			•		•	•	•	•	•

Environmental and Sustainability
		•		•	•		•	•	•

Finance and Accounting
		•	•			•	•	•	•	•

Human Capital Management and Culture
		•	•	•		•	•	•		•

Industrial and Utility Operations
		•		•	•	•	•		•	•

Infrastructure Development
		•		•		•	•

Innovation and Transformation
			•	•	•	•	•		•

Regulatory and Public Policy
		•	•	•	•	•		•	•	•

Risk Management and Compliance
			•	•	•	•		•	•	•

Senior Executive Leadership
		•	•	•	•	•	•	•	•	•

Strategic Planning, Business Development and/or M&A
		•	•	•	•	•	•	•	•	•

Technology, Cybersecurity and Information Security
			•	•		•				•

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Table of Contents	Item 1: Election of Directors

NOMINEES FOR ELECTION
A biography of each director is presented below. Each biography includes the experience, qualifications, attributes and skills that led the Board to conclude that the nominee should serve as a director. While each nominee’s entire range of experience and skills is important, particular experience and skills that contribute to the effectiveness of the Board are identified below. The biographical information is current as of March 5, 2025.

Dawn Farrell INDEPENDENT DIRECTOR SINCE 2022 COMMITTEES Finance and Operations Nominating, Governance and Sustainability
EDUCATION
MA Economics, Bachelor of Commerce, University of Calgary
AMP, Harvard University
SELECTED DIRECTORSHIPS AND MEMBERSHIPS
Chair, Trans Mountain Corporation
Chair, The Chemours Company
Board member, ATCO, Ltd.
Chancellor, Mount Royal University
SELECTED FORMER DIRECTORSHIPS, MEMBERSHIPS AND POSITIONS
Board member, Business Council of Canada
Board member, Alberta Business Council
Board member, Canadian Natural Resources Limited
Board member, Fording Coal Income Fund

BACKGROUND AND QUALIFICATIONS
Ms. Farrell has more than 39 years of energy experience, most recently as the President and CEO of Trans Mountain Corporation from 2022-2024. She currently serves as Board Chair of the Trans Mountain Corporation after successfully bringing the pipeline online. She has held a variety of executive leadership positions in TransAlta, including serving as CEO from 2012 to 2021, and British Columbia Hydro & Power Authority (BC Hydro) including leading commercial operations and development at TransAlta and generation and engineering at BC Hydro. Ms. Farrell’s qualifications to serve on our Board include her in-depth knowledge of the western energy markets, generation operations, energy trading, her leadership in transforming a carbon-based company into a leading clean and renewable focused company and her extensive leadership experience gained in senior executive positions at energy companies.

Marie Oh Huber INDEPENDENT DIRECTOR SINCE 2019 COMMITTEES Compensation, Culture and Talent Chair, Nominating, Governance and Sustainability
EDUCATION
BA, Economics, Yale University
JD, Northwestern University, Pritzker School of Law
SELECTED DIRECTORSHIPS AND MEMBERSHIPS
Fellow, Stanford Rock Center for Corporate Governance
University Council, Yale University Law Board, Northwestern Pritzker School of Law
SELECTED FORMER DIRECTORSHIPS, MEMBERSHIPS AND POSITIONS
Board member, James Campbell Company LLC
Board member, Adevinta Board member, Silicon Valley Community Foundation

BACKGROUND AND QUALIFICATIONS
Ms. Huber has over 30 years of strategic business, legal, regulatory and public policy experience in large global public technology companies. Until 2024, for nine years she served as the Senior Vice President and Chief Legal Officer of eBay, Inc. Ms. Huber joined eBay in 2015 from Agilent Technologies, where she served as Senior Vice President and General Counsel since 2009. At Agilent she was also responsible for government affairs, communications, regulatory affairs and quality assurance, government affairs and philanthropy. Prior to Agilent, Ms. Huber held leadership roles at Hewlett-Packard Company. Ms. Huber's qualifications to serve on our Board include her extensive track record as a business leader in advising boards of directors and her C-suite executive leadership, including legal and operational matters, M&A, corporate governance, enterprise risk management, government affairs and public policy, regulatory, compliance, public policy, IP, litigation, privacy and cybersecurity matters.

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Item 1: Election of Directors	Table of Contents

Kathryn Jackson, PhD INDEPENDENT DIRECTOR SINCE 2014 COMMITTEES Audit and Risk Nominating, Governance and Sustainability
EDUCATION
BS, Physics, Grove City College
MS, Industrial Engineering Management, University of Pittsburgh
MS and PhD, Engineering and Public Policy, Carnegie Mellon University
SELECTED DIRECTORSHIPS AND MEMBERSHIPS
Board member, Cameco Corporation
Board member, EQT Corporation
Advisory Board, Carnegie Mellon University
Advisory Board, University of Pittsburgh Swanson School
Senior Advisor, Energy Impact Partners
SELECTED FORMER DIRECTORSHIPS, MEMBERSHIPS AND POSITIONS
Board member, Duquesne Light Holdings, Inc., and Duquesne Light Company, Inc.
Member, National Academy of Engineering

BACKGROUND AND QUALIFICATIONS
Dr. Jackson served as the Director of Energy and Technology Consulting at KeySource, Inc. from 2016 to 2021, where she provided strategic consulting services to clients in business growth, technology development and energy services. From 2014 to 2015, Dr. Jackson was Chief Technology Officer and Senior Vice President at RTI International Metals, Inc., a leading U.S. producer of titanium mill products. She served as Chief Technology Officer and Senior Vice President of Research and Technology at Westinghouse Electric Company, LLC, from 2009 to 2014; and as Vice President of Strategy, Research and Technology from 2008 to 2009. Prior to joining Westinghouse Electric Company, LLC, Dr. Jackson served for 17 years at the Tennessee Valley Authority where she held executive positions including Executive Vice President of River System Operations and Environment, and was the Corporate Environmental Officer. Dr. Jackson’s qualifications to serve on our Board include her background in engineering, her experience as a senior executive and as chair of the board of the Independent System Operator of New England, and her knowledge and experience in the areas of technology, large capital projects, risk management, generation facilities and energy trading operations, research and development and environmental health and safety.

Michael Lewis INDEPENDENT DIRECTOR SINCE 2021 COMMITTEES Compensation, Culture and Talent Chair, Finance and Operations
EDUCATION
BS, Electrical Engineering, University of Florida
MBA, Nova Southeastern University
AMP, Duke University
EMP, University of Pennsylvania Wharton School
SELECTED DIRECTORSHIPS AND MEMBERSHIPS
Board member, NPK International
Board member, Kinross Gold Corp.
Board member, Osmose Utilities Service
Senior Advisor, TRC Consulting, Engineering and Construction
SELECTED FORMER DIRECTORSHIPS, MEMBERSHIPS AND POSITIONS
Pacific Gas & Electric Interim President; Board member, Association of Edison Illuminating Companies Member, California Governor's Earthquake Advisory Commission

BACKGROUND AND QUALIFICATIONS
Mr. Lewis is a retired executive with more than 35 years of experience in electric utility operations. He served as Interim President of Pacific Gas and Electric Company (PG&E) from August to December 2020. During that time, he oversaw PG&E's gas and electric operations including wildfire prevention and response efforts, grid resiliency initiatives, vegetation management programs and emergency preparedness. Prior to that, Mr. Lewis served as PG&E's Senior Vice President of Electric Operations and Vice President of Electric Distribution. Before joining PG&E in 2018, Mr. Lewis held a number of executive positions at Duke Energy, including Senior Vice President and Chief Distribution Officer from 2016 to 2018, covering distribution operations across six states, and Senior Vice President and Chief Transmission Officer from 2015 to 2016. Before the Duke Energy and Progress Energy merger in 2012, he was Senior Vice president of energy delivery for Progress Energy Florida, where he was responsible for hurricane preparedness and grid hardening initiatives. Mr. Lewis’s qualifications to serve on our Board include his executive leadership experience and in-depth knowledge of utility operations, including electric transmission and distribution, wildfire prevention and response, disaster preparedness, grid resiliency, large capital projects and risk management and safety programs.

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Table of Contents	Item 1: Election of Directors

Michael Millegan INDEPENDENT DIRECTOR SINCE 2019 COMMITTEES Chair, Audit and Risk Compensation, Culture and Talent
EDUCATION
BA, MBA, Angelo State University
SELECTED DIRECTORSHIPS AND MEMBERSHIPS
Board member, Axis Capital Holdings Board member, Network Wireless Solutions, Inc.
Board member, Virginia Mason Foundation
Strategic advisor and investor, Windpact, Inc., and Vettd, Inc.
SELECTED FORMER DIRECTORSHIPS, MEMBERSHIPS AND POSITIONS
Board member, CoreSite Realty Corp.
Board member, Wireless Telecom Group, Inc.

BACKGROUND AND QUALIFICATIONS
Mr. Millegan is the Founder and CEO of Millegan Advisory Group 3 LLC where he advises early-stage companies on strategies that drive technology innovation and shareholder value since 2018. Previously, he held a variety of executive leadership and management positions within Verizon, where he led large-scale and scope business units. As President of Verizon Global Wholesale Group, he was responsible for $11 billion in sales revenue, 13,000 employees and $1 billion in annual capital spending. Mr. Millegan’s qualifications to serve on our Board include his experience overseeing significant business units within a large corporate group, his experience in executive and management roles, his background in industrial operations in a regulated industry, global sales and marketing, digital media platforms, network infrastructure deployment, cloud computing, cybersecurity, supply chain management and communications infrastructure.

John O'Leary INDEPENDENT DIRECTOR SINCE 2024 COMMITTEES Audit and Risk Finance and Operations
EDUCATION
BA, Business Administration - Accounting, Seattle University
Executive Development Program, Northwestern University
SELECTED DIRECTORSHIPS AND MEMBERSHIPS
Board member, Daimler Truck North America LLC and Daimler Truck Holding AG
Board member, Greenlane
Board member, Torc Robotics

BACKGROUND AND QUALIFICATIONS
Mr. O’Leary has three decades of experience in the transportation and mobility sector. As the current President and Chief Executive Officer of Daimler Truck North America LLC, Mr. O’Leary has strong ties to the Portland, Oregon business community. He has served in a variety of leadership roles at Daimler throughout his over 20-year tenure there, including Senior Vice President and Chief Financial Officer for eight years, as well as serving as Chief Transformation Officer for Mercedes-Benz Trucks in Stuttgart, Germany. As CEO, Mr. O’Leary spearheads Daimler’s electrification and zero-emission technology initiatives in North America. Mr. O’Leary currently serves on the board of Daimler Truck Holding AG, the German parent company of Daimler Truck North America LLC, and is chairman of the board of Greenlane, a joint venture started by Daimler, BlackRock, and NextEra Energy to develop zero-emission infrastructure in the United States. Mr. O'Leary's qualifications to serve on our Board include his expertise in accounting and finance, his leadership in clean energy transformation, his experience as a senior executive and his deep knowledge of industrial operations.

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Item 1: Election of Directors	Table of Contents

Patricia Salas Pineda INDEPENDENT DIRECTOR SINCE 2022 COMMITTEES Chair, Compensation, Culture and Talent Finance and Operations
EDUCATION
BA, Government, Mills College JD, University of California at Berkeley
SELECTED DIRECTORSHIPS AND MEMBERSHIPS
Board member, Omnicom Group
Board member, Frontier Group Holdings
SELECTED FORMER DIRECTORSHIPS, MEMBERSHIPS AND POSITIONS
Board member, Earthjustice, Levi Strauss & Co., California Air Resources Board
The Congressional Hispanic Caucus Institute

BACKGROUND AND QUALIFICATIONS
Ms. Pineda has held diverse leadership roles in human resources, marketing, legal, communications, philanthropy and stakeholder relations. Prior to her retirement, Ms. Pineda was the Group Vice President, Hispanic Business Strategy Group at Toyota Motor North America, Inc. Before that, Ms. Pineda was the Group Vice President, national Philanthropy and also Group Vice President Corporate Communications/ Administration and General Counsel. Ms. Pineda began her career at New United Motor Manufacturing Inc., where she held leadership positions in Human Resources, Legal, Government and Environmental Affairs. Ms. Pineda is the founder and Chair emeritus of the Latino Corporate Directors Association and is fluent in both Spanish and English. Ms. Pineda's qualifications to serve on our Board include her experience and knowledge of customer strategy, customer expectations and communications, her knowledge of human capital management issues and compensation, her extensive Board experience and her deep understanding of stakeholder relations and policy issues.

Maria Pope President and Chief Executive Officer, Portland General Electric Company DIRECTOR SINCE 2018
EDUCATION
BA, College of Arts and Sciences, Georgetown University
MBA, Stanford Graduate School of Business
SELECTED DIRECTORSHIPS AND MEMBERSHIPS
Chair, Edison Electric Institute
Chair, Oregon Business Council
Executive committee, Electric Power Research Institute
Board member, Columbia Banking System, Inc.
Board member, Georgetown University
SELECTED FORMER DIRECTORSHIPS, MEMBERSHIPS AND POSITIONS
Board member, US Secretary of Energy Advisory Board
Chair, OHSU Governing Board,
Chair, Canadian Council of Forest Industries
Lead independent director, Premera Blue Cross
Chair, Oregon Symphony

BACKGROUND AND QUALIFICATIONS
Ms. Pope is President and CEO of Portland General Electric Company. She was appointed President on October 1, 2017 and Chief Executive Officer on January 1, 2018. She served from 2013 to 2017 as Senior Vice President of Power Supply, Operations and Resource Strategy, overseeing PGE's generation plants, energy supply portfolio and long-term resource strategy. Ms. Pope joined PGE in 2009 as Senior Vice President of Finance, Chief Financial Officer and Treasurer. She served on PGE's Board of Directors from 2006 to 2008. Prior to joining PGE, she served as Chief Financial Officer for Mentor Graphics Corporation and held senior operating and finance positions within the forest products and consumer products industries. She began her career in banking with Morgan Stanley. Ms. Pope’s qualifications to serve on our Board include her current role as President and CEO, her extensive knowledge of the Company and the utility industry, her experience as Chief Financial Officer of three publicly traded companies, her diverse leadership experience in business and financial roles, her strong local ties and her corporate and civic board experience.

22 | Portland General Electric	2025 Proxy Statement

Table of Contents	Item 1: Election of Directors

James Torgerson Board Chair INDEPENDENT DIRECTOR SINCE 2021 COMMITTEES Audit and Risk Nominating, Governance and Sustainability
EDUCATION
BBA, Accounting, Cleveland State University
SELECTED DIRECTORSHIPS AND MEMBERSHIPS
Board of Trustees, Yale-New Haven Hospital and Health System
Advisory Board member, Noteworthy AI Inc.
SELECTED FORMER DIRECTORSHIPS, MEMBERSHIPS AND POSITIONS
Executive committee, Edison Electric Institute (EEI)
Co-Chair, EEI Committee on Reliability, Security and Business Continuity
Chair, American Gas Association
Board member, Archaea Energy, Inc.

BACKGROUND AND QUALIFICATIONS
Mr. Torgerson served as CEO of AVANGRID, Inc., an energy company with approximately $30 billion in assets and operations in 24 states from 2015 until his retirement in 2020. Previously, he was President and CEO of UIL Holdings Corporation from 2006 to 2015, when it merged with Iberdrola USA to form AVANGRID. During his time at UIL Holdings, he oversaw its expansion from a regional electric utility to a diversified energy delivery company and one of the largest generators of wind electricity in the U.S., serving natural gas and electric utility customers across multiple states. Before joining UIL Holdings, he was President, CEO and Director of the Midwest Independent Transmission System Operator, Inc. from 2000 to 2006. He also previously served as Chief Financial Officer for several natural gas and electric utilities including Puget Sound Energy and Washington Energy Company. Before transitioning to the utility industry, he served as Vice President of Development for Diamond Shamrock Corporation, where he also held various finance and strategic planning positions. Mr. Torgerson’s qualifications to serve on our Board include his executive leadership experience and extensive knowledge of the utility industry, including clean energy development, finance and accounting, energy markets, regulation, risk management and strategic planning.

ROLE OF THE BOARD OF DIRECTORS
Our Board is elected by our shareholders to oversee management in its operation of PGE. In exercising its fiduciary duties, the Board’s goal is to build long-term value for our shareholders and other stakeholders and to ensure the vitality of PGE for our customers, employees and the other individuals and organizations who depend on us.
Key responsibilities of our Board include:
•Establishing a corporate governance framework;
•Overseeing and advising management on Company strategy;
•Overseeing the Company's risk management programs;
•Overseeing the Company's financial reporting;
•Overseeing the Company's human capital management and corporate culture; and
•Conducting Board and executive succession planning.
In the pages that follow we provide information about how our Board fulfills these responsibilities, as well as other important policies and practices of our Board.
DIRECTOR INDEPENDENCE
The NYSE listing standards require a majority of our directors and each member of our Audit and Risk Committee, Compensation, Culture and Talent Committee, and Nominating, Governance and Sustainability Committee to be independent. For a director to be considered independent, the Board must affirmatively determine that the director does not have any direct or indirect material relationship with PGE, including any of the relationships specifically prohibited by the NYSE independence standards.

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Item 1: Election of Directors	Table of Contents

Our Corporate Governance Guidelines require at least 75% of our directors to be independent under NYSE independence standards. To assist us in determining the independence of Board members and candidates, the Board has adopted Director Independence Standards, which identify types of relationships that could exist between PGE and a director that would prevent the director from being independent. Our Director Independence Standards are contained in our Corporate Governance Guidelines, published on our website at https://investors. portlandgeneral.com/corporate-governance.
During its annual review of director independence in 2024, the Board considered whether there were any transactions or relationships between PGE and any director or any member of his or her immediate family (or any entity of which a director or an immediate family member is an executive officer, general partner or significant equity holder) and whether there were charitable contributions to not-for-profit organizations for which a director or an immediate family member of a director serves as a board member or executive officer.
As a result of this review, the Board affirmatively determined that other than Ms. Pope, all current members of the Board and its standing committees are independent under NYSE listing standards and our Director Independence Standards.
GOVERNANCE STRUCTURE AND PROCESSES
Board Leadership Structure
Our Board believes that PGE is best served by maintaining the flexibility to determine its leadership structure based on our evolving needs. Our Corporate Governance Guidelines call for the appointment of a Board Chair and require the appointment of a Lead Independent Director if the Board Chair is not independent. The duties of our Board Chair include:
•Calling and presiding over meetings of the Board;
•Serving as the principal liaison between management and other non-management directors;
•Providing formal input into Board agendas, working closely with the Committees in fulfilling their charter obligations, including risk oversight, the annual Board evaluation and the annual CEO performance review;
•With the Nominating, Governance and Sustainability Committee, overseeing the composition of the Board;
•Advising senior management on strategy and significant matters as appropriate; and
•Representing the Board at PGE's Annual Meeting of Shareholders, and in communications with shareholders and other stakeholders.
We currently separate the roles of CEO and Board Chair. Jim Torgerson, our Board Chair, is independent as defined in the NYSE listing standards and our own Director Independence Standards, which are described in our Corporate Governance Guidelines.
Our Board periodically reviews our leadership structure to determine whether it continues to serve the interests of the Company. We believe our current leadership structure promotes strong independent Board oversight and management accountability and allows our CEO to focus her time and efforts on establishing our strategic direction and managing the affairs of the Company.
BOARD REFRESHMENT
Under our director retirement and tenure policy, which is contained in our Corporate Governance Guidelines, candidates will not be nominated for election after age 75, and will not be nominated to serve on the Board for more than 12 years, unless the Board determines that such director’s continued service would be in the best interests of PGE. Our retirement policy is anchored on the need for Board refreshment and balanced tenure at the Board. We have an active board refreshment program with 5 new directors since 2021 and an average tenure of 5.1 years for the 2025 director nominees.

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Table of Contents	Item 1: Election of Directors

The Nominating, Governance and Sustainability Committee recommends director candidates to the Board. The Nominating, Governance and Sustainability Committee carries out this responsibility through a year-round process described below:

1	à	2	à	3	à	4
Evaluation of Board Composition		Candidate Recruitment		Candidate Evaluation		Recommendation to Board

The Nominating, Governance and Sustainability Committee evaluates the Board's membership needs.
If the Nominating, Governance and Sustainability Committee determines that there is a need for new candidates, individuals are identified through a variety of methods, including shareholder recommendations.
				Candidates are evaluated on whether they exhibit core attributes that our Nominating, Governance and Sustainability Committee looks for in all candidates, as well as Board membership needs.		The Nominating, Governance and Sustainability Committee recommends selected candidates to the Board for nomination or appointment to the Board.

Evaluation of Board Composition. Each year the Nominating, Governance and Sustainability Committee evaluates the size and composition of the Board to assess whether they are appropriate, considering our evolving needs. In making this evaluation, the Nominating, Governance and Sustainability Committee considers PGE's strategic direction, current director qualifications, experience and perspectives, the results of Board and committee self-assessments and legal and regulatory requirements. The Nominating, Governance and Sustainability Committee also considers whether there may be a need to fill a future Board vacancy considering our director retirement and tenure policy. If the Nominating, Governance and Sustainability Committee identifies a need to fill a future Board vacancy or add to the mix of skills and qualifications represented on the Board, the Nominating, Governance and Sustainability Committee oversees the director recruitment process.
Candidate Recruitment. The Nominating, Governance and Sustainability Committee identifies new Board candidates through a variety of methods, including the use of third-party search firms, suggestions from current directors, shareholders, or employees and self-nominations. In addition to evaluating a candidate’s individual qualifications, the Board and the Nominating, Governance and Sustainability Committee consider how a candidate would contribute to the overall mix of experience, qualifications and other attributes represented on our Board. We believe it is important that the Board exhibit diversity across a variety of parameters, including age, perspectives, experience, gender and race, and we actively seek out diverse candidates. The criteria used naturally results in a diverse board as evidenced by the current Board's composition. The Board has, therefore, not felt the need to adopt a formal Board diversity policy.
The Nominating, Governance and Sustainability Committee considers candidates recommended by shareholders. The recommendation and information about the recommended candidate should be sent to the Chair of the Nominating, Governance and Sustainability Committee, in care of our Corporate Secretary, at Portland General Electric Company, 121 SW Salmon Street, 1WTC1301, Portland, Oregon 97204.
The Nominating, Governance and Sustainability Committee will use the same process to evaluate a candidate regardless of the source of the recommendation.

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Item 1: Election of Directors	Table of Contents

Candidate Evaluation. In evaluating director candidates and in the consideration of existing directors for renomination , the Nominating, Governance and Sustainability Committee considers the following:

Personal Characteristics	Reputation for honesty, ethical conduct and sound business judgment
Skills	Possession of skills necessary to provide effective oversight of strategy and risks
Time Commitment and Outside Board Affiliations	Availability and willingness to fulfill the responsibilities of Board membership; free from potential conflicts of interest
Attendance	For current directors, attendance and contributions at Board and Committee meetings
Board Evaluations	For current directors, feedback received during the annual Board evaluation process
Shareholder Feedback	Feedback received from shareholders including support received during the most recent annual shareholder meeting
Recommendation to the Board of Directors: Each year in advance of our Annual Meeting of Shareholders, the Nominating, Governance and Sustainability Committee recommends a group of nominees to be presented to the shareholders for election to the Board. As appropriate, the Nominating, Governance and Sustainability Committee also recommends candidates for appointment to the Board between annual meetings. Directors who are appointed by the Board between annual meetings stand for election at the next Annual Meeting of Shareholders.
Committee Membership Rotation: The Nominating, Governance and Sustainability Committee periodically considers rotating Board committee membership with a view to balancing the benefits of continuity and specialized knowledge with the benefits of diversity of experience and viewpoints. Typically, rotation decisions are made in connection with re-nomination decisions and become effective upon re-election of directors by our shareholders. If re-elected, consistent with the committee membership rotation considerations in our Corporate Governance Guidelines, the Board has approved the following committee assignment rotations to take effect following the 2025 Annual Meeting of Shareholders: Dr. Jackson will leave the Audit and Risk Committee and join the Finance and Operations Committee; Ms. Huber will leave the Compensation, Culture and Talent Committee and join the Audit and Risk Committee; and Ms. Pineda will leave the Finance and Operations Committee and join the Audit and Risk Committee.
BOARD AND COMMITTEE SELF-ASSESSMENT PROCESS
Each year the Board evaluates its performance and effectiveness as well as that of its committees. The Chair of the Nominating, Governance and Sustainability Committee leads the Board’s assessment process. Periodically, the Board engages an outside party experienced in corporate governance matters to facilitate the Board's annual self-assessment process. The Board engaged such an advisor in 2024. During 2024, the advisor conducted one on one, open ended interviews with all Board members to provide each director with the opportunity to identify areas for improvement. In addition to the director interviews, the advisor conducted interviews with members of senior management who regularly attend Board meetings to solicit their perspectives on the relationship between the Board and management. The advisor analyzed the data and benchmarked against similar companies. The results were reviewed by the Nominating, Governance and Sustainability Committee and discussed with the full Board. The Chair of the Nominating, Governance and Sustainability Committee also conducted one-on-one discussions with each independent board member following the discussion. The evaluation confirmed that the Board is operating at a high standard and is successfully overseeing the strategy and risks of the company. As part of the review, the Board identified potential opportunities to focus on for the coming year as part of its continuous improvement efforts, including strengthening the existing emergency CEO succession plan and director on-boarding process. The Board uses this feedback as part of its refreshment process.

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Table of Contents	Item 1: Election of Directors

COMMITMENT FROM OUR BOARD
The Board recognizes that its members benefit from service on the boards of other companies, and it encourages such service. The Board also believes that it is critical that directors dedicate sufficient time to their service on PGE’s Board. The Corporate Governance Guidelines set a limit of four additional public company boards for Directors. In 2024, the Board updated the Corporate Governance Guidelines to include a further limitation on the number of additional public company boards a Director may hold to one if that Director is also a named executive officer of a public company. Directors must notify the Chair of the Nominating, Governance and Sustainability Committee and the Corporate Secretary before accepting an invitation to serve on the board of any other company or becoming an officer of a company. The Chair of the Nominating, Governance and Sustainability Committee reviews and determines whether the position would affect the director's ability to serve on the Board, and in making this determination, the Chair of the Nominating, Governance and Sustainability Committee considers the time commitment and any conflict or interlocking director or officer restrictions that may apply. Further, the Nominating, Governance and Sustainability Committee considers the number of boards a director is on in considering whether to re-nominate a director for election to the Board.

Directors are expected to attend all Board meetings and meetings of committees on which they serve, as well as the Company's Annual Meeting of Shareholders. While the Board understands that circumstances may arise from time to time that prevent a director from attending a meeting, directors are expected to make these meetings a priority. During 2024, each director attended at least 75% of the meetings of the Board and meetings held by all committees on which the director served. The director nominees collectively attended 100% of all Board and Board committee meetings. All of the directors attended the Company's 2024 Annual Meeting of Shareholders. There were eight meetings of the Board of Directors in 2024.

Under our Corporate Governance Guidelines, the non-management directors must meet in executive session without management at least quarterly. The Chair of the Board presides over executive sessions of the non-management directors. If the non-management directors include directors who are not independent under the NYSE listing standards, our Corporate Governance Guidelines require the independent directors to meet separately in executive session at least once a year. There were seven executive sessions of the non-management directors in 2024, including an executive session at every regularly scheduled meeting. Throughout 2024, all of our non-management directors were independent under the NYSE listing standards and our Director Independence Standards. Accordingly, the meetings of our non-management directors in 2024 also constituted meetings of our independent directors.
Director Resignation Policy
We have adopted a director resignation policy, which is contained in our Corporate Governance Guidelines. Under the policy, any incumbent director who fails to receive a majority vote in an uncontested election is expected to tender a resignation within five days following the certification of election results. The Nominating, Governance and Sustainability Committee will promptly consider the offer of resignation and recommend to the Board whether to accept or reject the offer of resignation. The Nominating, Governance and Sustainability Committee will base its decision on factors the committee deems relevant, including the stated reason or reasons why shareholders voted against the director’s reelection and whether the director’s resignation from the Board would be in the best interests of PGE and its shareholders. The Board will then act on the Nominating, Governance and Sustainability Committee's recommendation. A director who is required to tender a resignation may not participate in the deliberations or decision regarding the offer of resignation.
Stock Ownership Guidelines for Directors
Our Corporate Governance Guidelines require each non-employee director to own shares of PGE common stock with a value equal to at least five times the value of the annual base cash retainer fee for non-employee directors. All of our directors either meet the stock ownership requirement or are on track to do so by the applicable target date. Our stock ownership policy for executive officers is described on page 65 of this Proxy Statement.

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Director Orientation and Continuing Education
New directors receive information about our business, strategy and management team to familiarize them with PGE before their first Board meeting. We also arrange orientation meetings between each new director and senior leaders throughout the company to help new directors understand the operations of the business and their specific Board and committee duties.
We typically provide continuing education to directors annually on specific topics that relate to our strategic priorities. In 2024, director education session topics included cybersecurity, wildfire risk management and mitigations, shareholder activism and regulatory and accounting for utilities. These sessions are typically led by management. Directors are encouraged to visit our facilities. Directors may also attend external education programs and are reimbursed for the cost of those programs.
RELATED PARTY TRANSACTIONS
Our Board recognizes that transactions between PGE and certain individuals and entities, including our directors and officers, may raise questions as to whether those transactions are consistent with the best interests of PGE and its shareholders. Accordingly, the Board has adopted a written Related Person Transactions Policy, which addresses our policies regarding the review, approval or ratification of certain transactions between PGE and “related persons,” including our directors, executive officers, director nominees and owners of more than 5% of any class of our voting securities. Under the policy, transactions between PGE and a related person involving more than $120,000 in which the related person has a direct or indirect material interest are not permitted unless the Nominating, Governance and Sustainability Committee determines that the transaction is not inconsistent with the best interests of PGE and its shareholders. Before entering into such a transaction with PGE, the related person or the business unit leader responsible for the potential transaction is required to provide notice to the General Counsel of the facts and circumstances of the proposed transaction. Certain types of transactions—including executive and director compensation that is required to be disclosed under SEC disclosure rules and the provision of tariff-based utility service—are exempt from the policy.
Our Related Person Transactions Policy supplements and does not supersede other policies that apply to transactions with related persons, such as our Code of Business Ethics and Conduct. Under our Code of Business Ethics and Conduct, our directors, officers and employees must report any violation of the code or any situation or matters that may be considered to be unethical or a conflict of interest. There are no family relationships between any director, director nominee or executive officer. Any conflict of interest under the code involving a director, an executive officer or our Controller is reviewed by the Audit and Risk Committee. Only the Audit and Risk Committee may waive such a conflict, which will be promptly disclosed to our shareholders as required by law.
Our Related Person Transactions Policy can be found at https://investors.portlandgeneral.com/corporate-governance
COMMUNICATIONS WITH THE BOARD
The Board and the Audit and Risk Committee have approved a process for handling communications to the Board and its committees. Shareholders and other interested parties may submit written communications to the Board (including the Chair), a Board committee or the non-management directors as a group. Communications may include the reporting of concerns related to governance, corporate conduct, business ethics, financial practices, legal issues and accounting or audit matters. Communications should be in writing and addressed to the Board, or any individual director or group or committee of directors by either name or title, and should be sent in care of:
Portland General Electric Company
Attention: Corporate Secretary
121 SW Salmon Street, 1WTC1301
Portland, Oregon 97204

All appropriate communications received from shareholders and other interested parties will be forwarded to the Board, or the specified director, Board committee or group of directors, as appropriate.

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A full description of our process for handling communications with the Board is published on our website at https://investors.portlandgeneral.com/corporate-governance and is available in print to shareholders, without charge, upon request to Portland General Electric Company at its principal executive offices at 121 SW Salmon Street, 1WTC1301, Portland, Oregon 97204, Attention: Corporate Secretary.
BOARD COMMITTEES
The Board has established four standing committees: the Audit and Risk Committee; the Nominating, Governance and Sustainability Committee; the Compensation, Culture and Talent Committee; and the Finance and Operations Committee. Each standing committee has a Board-approved charter, which is reviewed annually by the respective committee and by our Nominating, Governance and Sustainability Committee. The Board may also establish temporary committees as needed to address specific issues that arise from time to time. In 2024, the Board expanded the mandate of the Finance and Operations Committee to include oversight of operations, including safety, operational performance, technology investments and power supply, and updated the name of the Committee to the Finance and Operations Committee. This change allowed for more in-depth oversight of these areas, and allowed more time for the full Board to focus on long-term strategy.
Each year our Nominating, Governance and Sustainability Committee reviews the composition and mandates of our standing committees to ensure that they continue to support the effective execution of the Board's responsibilities. The Board approves committee and chair assignments at least annually.
Each Board committee may retain and compensate consultants or other advisors as necessary for it to carry out its duties. To the extent permitted by law and the NYSE listing standards, Board committees may form subcommittees and delegate authority to the subcommittees, or to a committee chair individually.
Below are brief descriptions of each standing Board committee. For more detailed descriptions, please refer to the committee charters available on our website at https://investors.portlandgeneral.com/corporate-governance.

Audit and Risk Committee

Committee Composition
Chair:
Michael Millegan
Other Members:
Kathryn Jackson, PhD
John O'Leary
James Torgerson

Meetings in 2024: 5
Independence/Qualifications:
•All members are independent within the meaning of the NYSE listing standards, SEC standards and the Company's Director Independence Standards.
•All members are “financially literate” within the meaning of the NYSE listing standards.
•Mr. Torgerson and Mr. O'Leary are both “audit committee financial experts” within the meaning of applicable SEC rules.

Key Responsibilities
•Assists the Board in its oversight of our financial statements, independent auditors’ qualifications, independence and performance, and internal controls over financial reporting
•Assists the Board with the oversight of our Enterprise Risk Management program, including regular reviews of top company risks
•Appoints and oversees the work of our registered public accounting firm
•Reviews the annual audited financial statements and quarterly financial information with management and the independent registered public accounting firm
•Pre-approves all audit, audit-related, tax and other services, if any, provided by the registered independent public accounting firm
•Appoints and oversees the work of PGE's Director of Internal Audit Services and approves our annual internal audit charter, plan and budget
•Approves the Audit and Risk Committee Report for inclusion in our proxy statement
•Oversees the administration of our ethics and compliance programs

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Compensation, Culture and Talent Committee

Committee Composition
Chair:
Patricia Salas Pineda
Other Members:
Marie Oh Huber
Michael Lewis
Michael Millegan

Meetings in 2024: 4
Independence/Qualifications:
•All members are independent within the meaning of the NYSE listing standards and the Company's Director Independence Standards.

Key Responsibilities
•Evaluates the performance of the CEO and determines her compensation together with the independent directors
•Approves the compensation of the executive officers other than the CEO
•Reviews PGE's non-management director compensation program and recommends appropriate levels of compensation for non-employee directors
•Advises on human capital management matters, including talent management strategies, programs and initiatives
•Reviews the Compensation Discussion and Analysis contained in our proxy statement and approves the Compensation, Culture and Talent Committee Report for inclusion in the proxy statement
•Together with the other independent directors, oversees our incentive compensation clawback policy and recovery of performance-based compensation awards
•Reviews succession plans and talent pipeline for executive roles
•Oversees our culture metrics and employee engagement

COMPENSATION, CULTURE AND TALENT COMMITTEE INTERLOCKS
All directors who served as a member of the Compensation, Culture and Talent Committee during 2024 were independent directors and no member was an employee or former employee of PGE or any of its subsidiaries. During 2024, none of our executive officers served on the compensation committee (or its equivalent) or board of directors of another entity whose executive officer served on our Compensation, Culture and Talent Committee or Board or had any relationship with PGE requiring disclosure under SEC regulations.
Finance and Operations Committee

Committee Composition
Chair:
Michael Lewis
Other Members:
Dawn Farrell
John O'Leary
Patricia Salas Pineda

Meetings in 2024: 4
Independence/Qualifications:
•All members are independent within the meaning of the NYSE listing standards and the Company's Director Independence Standards.

Key Responsibilities
•Reviews operational performance, safety, adequacy of power supply and technology investments
•Reviews and recommends to the Board approval of annual financing plans and capital and operating budgets
•Reviews and approves or recommends to the Board approval of certain costs for projects, initiatives, transactions and other activities within PGE's ordinary business
•Reviews our capital and debt structure, approves or recommends to the Board the issuance of debt and recommends to the Board the issuance of equity
•Reviews and recommends to the Board dividends, dividend payout goals and objectives
•Reviews earnings forecasts and investor sentiment
•Assists the Board in overseeing the management of results associated with PGE’s power operations, capital projects, finance activities, credit and liquidity
•Reviews and recommends to the Board investment policies and guidelines
•Oversees the management of benefit plan assets

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Nominating, Governance and Sustainability Committee

Committee Composition
Chair:
Marie Oh Huber
Other Members:
Dawn Farrell
Kathryn Jackson, PhD
James Torgerson
Meetings in 2024: 3
Independence/Qualifications:
•All members are independent within the meaning of the NYSE listing standards and the Company's Director Independence Standards.

Key Responsibilities
•Reviews the size of the Board and recommends to the Board any appropriate changes
•Identifies and recommends to the Board individuals qualified to serve as directors and on committees of the Board
•Takes a leadership role in shaping our corporate governance, including the policies and practices described in our Corporate Governance Guidelines
•Reviews succession plans for the CEO, either as a committee or together with the full Board
•Oversees the self-assessment of the Board and its committees
•Reviews any company transactions involving directors, nominees, executive officers and other “related persons” in accordance with the Company’s Related Person Transactions Policy
•Provides strategic oversight on the (i) formulation of sustainability strategy and policies, including our engagement with stakeholders, and our annual Environmental, Social and Governance report and (ii) issues related to board leadership, ethics, and integrity
•Reviews and reports to the Board on environmental, climate change, sustainability, social and other related matters affecting PGE
•Reviews and approves our Political Engagement Policy and reviews our strategic priorities on political and policy lobbying, political contributions and charitable contribution programs

One of the Board's primary functions is to assist management with the development of our long-term business strategy. Our Board conducts an annual offsite Board session focused solely on PGE's strategy. During this session, the Board and management discuss the competitive landscape in our industry, emerging technologies, significant business risks and opportunities, and PGE's strategic priorities. These sessions have generally included presentations provided by outside experts and business leaders on matters of strategic significance to us. In 2024, the focus was on the national energy policy landscape, and the Board met with elected officials, representatives from key regulatory agencies such as NERC and FERC and engaged in discussions with industry experts on topics like cybersecurity and climate change. In addition, the Board met with other business leaders experienced in transformation and strategy. Directors with expertise in a specific strategic area also confer with management outside of Board meetings.
Throughout the year, our management team regularly reports to the Board on the execution of our long-term strategic plans, the status of important projects and initiatives, and the key opportunities and risks facing PGE. For more information on our long-term strategy, see page 4 of this Proxy Statement and our 2024 Annual Report.

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RISK MANAGEMENT
The Board and its committees have broad responsibility for the oversight of significant strategic, operational, financial, reputational, emerging and environmental, social and governance risk, and actively review our Enterprise Risk Management program.
Management is responsible for day-to-day identification and management of risk. To ensure consistency and comprehensiveness in its approach, we have an Executive Risk Committee to oversee our risk management programs. A core function of the Executive Risk Committee is to sponsor enterprise-wide risk assessments, the results of which are used to inform our goals and strategic priorities for the next year. Key risk mitigations are included in our incentive programs as strategic goals. We have also established standing executive committees with responsibility for managing risks over defined areas and reporting as appropriate to the Executive Risk Committee or the Audit and Risk Committee. These include our Integrated Security, Operations, People and Strategy Executive Steering Committees. The Executive Risk Committee and the Audit and Risk Committee of the Board of Directors consider changes in the Company's strategy and in the overall risk landscape when determining the Company's top risks.
The Board is responsible for assessing whether management has put in place effective systems to identify, evaluate and manage the material risks facing PGE. The Board satisfies its oversight function through regular reporting from management on areas of material risk, including financial, strategic, operational, cybersecurity, environmental, legal and regulatory risks. Each quarter, management reports to the Audit and Risk Committee on the Enterprise Risk Management program's activities and findings related to reviews of top Company risks. At least annually, the Board and the Finance and Operations Committee also review corporate goals and approve capital budgets to align with PGE's strategy.
While the full Board has ultimate responsibility for oversight of risk management, each of the standing committees of the Board has been assigned a role in assisting the Board with its oversight responsibilities. Key risk areas overseen by the Board's committees are shown below:

Committee	Risk Oversight Responsibilities
Audit and Risk
•Oversees the activities of the Executive Risk Committee
•Assists the Board in providing oversight of our Enterprise Risk Management Program including review of risks, mitigations and metrics
•Oversees key risks, including:
◦Financial reporting and internal controls including the internal controls related to all disclosures and metrics
◦Risks associated with utility operations, including operational risks resulting from climate change
◦Financial risk exposure and mitigations
◦Litigation and compliance risks
◦Cybersecurity and information technology risks
◦Physical security risks

Compensation Culture and Talent
•Assesses and monitors the risks in our compensation plans and programs. The Compensation, Culture and Talent Committee's risk assessment processes are discussed under Other Compensation Policies and Practices - Risk Management on page 64
•Oversees key risks, including:
◦Talent acquisition, people management and retention
◦Company-wide succession planning
◦Human capital management disclosures

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Committee	Risk Oversight Responsibilities
Finance and Operations
•Oversees and monitors operational, safety and financial risks to PGE
•Oversees key risks, including:
◦Liquidity
◦Capital markets, including volatility and access to the market
◦Capital projects execution and supply chain risks
◦Workforce health and safety
◦Operational risks

Nominating, Governance and Sustainability
•Assesses risks associated with our governance and sustainability initiatives and goals
•Oversees key risks, including:
◦Board composition and refreshment, including directors' skills and qualifications
◦Sustainability strategy and policies, environmental issues, climate change, sustainability and social issues
◦Political engagement and contributions, and charitable contributions

Selected Area of Oversight

Load Growth
Our Board collaborates with management to oversee the Company's strategy on the integration of new large customers. This includes the review of capital investments and the management of major infrastructure projects, such as generation facilities and transmission, the adequacy of energy supply, workforce needs, risks associated with load growth, and safety, reliability and operations to serve customers. All of the Board Committees, as well as the full Board, collaborate together on different aspects of the growth strategy

ENVIRONMENTAL, SOCIAL AND GOVERNANCE
The Board and its committees oversee safety, climate change, ethics, environmental stewardship, workforce management, and culture risks and opportunities as an integral part of their oversight of our strategy. These issues are core to our strategy and therefore are incorporated into topics reviewed at each Board meeting.
Management is responsible for day-to-day management of identifying and achieving environmental, social and governance related goals. To ensure consistency and comprehensiveness in its approach, we have established a management-level Sustainability and Environmental, Social and Governance Steering Committee to oversee the execution of the strategies designed to achieve these goals. This committee reports to the Strategy Executive Steering Committee.
The Board regularly reviews and monitors risks arising from climate change related events that impact our business, such as ice storms and wildfires and oversees the programmatic efforts established to mitigate such events. The Board monitors the implementation of legislation and regulation on our clean and renewable energy and transportation electrification strategy and monitors progress towards alignment with local, state and federal goals. In addition, the Board approves capital budgets that reflect allocation decisions towards system-wide resilience and customer facing-programs, as well as financing arrangements that have key environmental, social and governance metrics to determine success. The Board also reviews community engagement and workforce and culture initiatives for alignment with our strategic goals.
Key risk areas overseen by the Board and the committees are shown below:

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Item 1: Election of Directors	Table of Contents

Sustainability Governance Framework

Board Oversight

The Board's strategic responsibility includes oversight over actions to address risks and opportunities related to climate change and the company's decarbonization strategy

Nominating, Governance and Sustainability Committee

Provides overall guidance and oversight of sustainability programs and performance affecting the Company, including reviewing our decarbonization goals and progress towards achievement, and community and political engagement

Audit and Risk Committee

Oversees risk oversight as explained in Board Oversight of Risk Management above and oversees ESG disclosures

Compensation, Culture and Talent Committee

Oversees compensation plan metrics, including but not limited to Long Term Incentive Plan goals that include a decarbonization metric, as well as talent management and human capital disclosures

Finance and Operations Committee

Oversees capital budgets, strategic capital investments and alignment to strategic goals and reviews and monitors ESG key performance indicators related to financing structures

Political Engagement and Disclosure
Political developments can have a significant impact on the Company and our stakeholders. We participate in the political process through regular engagement with public officials and policy makers. We make contributions to candidates, parties and political action committees from across the political spectrum that support policies that help advance our business strategy, including clean and renewable energy and efficient electrification. We will only make political contributions that comply with the law and adhere to our Political Engagement Policy. All contributions are approved by the most senior officer responsible for government affairs or the President and CEO. Exceptions to the Political Engagement Policy must be approved by the General Counsel.
Management publishes an annual report disclosing contributions from corporate funds to campaign committees, political action committees and ballot measure committees. The Nominating, Governance and Sustainability Committee reviews the annual report and the Political Engagement Policy annually and receives a report on any significant exceptions or waivers to the Political Engagement Policy. The Nominating, Governance and Sustainability Committee also annually reviews with management the strategic priorities for PGE’s political and policy lobbying and political contributions.
Additional information about our political contributions policies, including the annual report of political contributions, can be found on our website at https://investors.portlandgeneral.com/corporate-governance

AI Governance
We have established a policy on the use of Artificial Intelligence (AI), to allow the use of technology to improve our processes while reducing risk. In addition, we established a management committee that reviews use cases and establishes guidelines on AI governance, use of data and privacy. This committee reports through the Executive Risk Committee which feeds into the Audit and Risk Committee of the Board

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Ethics and Compliance
To establish the foundation of our ethics and compliance culture, the Board has adopted a Code of Business Ethics and Conduct, which all directors, officers and employees are expected to adhere to and affirm. The code covers all areas of workplace conduct, including conflicts of interest, unfair or unethical use of corporate opportunities, protection of confidential information, and legal and regulatory compliance. In addition, our CEO, CFO and Controller must abide by the Code of Ethics for Chief Executive and Senior Financial Officers. Employees are expected to report any violation of our ethics codes and may do so using a variety of methods, including an anonymous third-party hotline. In addition, the Audit and Risk Committee has also adopted procedures for receiving and addressing complaints regarding accounting, internal accounting controls or auditing matters. The Audit and Risk Committee receives quarterly reports from our Ethics and Governance and Compliance departments on key compliance metrics and employee conduct matters. We provide anti-corruption training broadly to all employees, as well as specialized training for people-leaders, for employees in our procurement functions and for employees who regularly interact with government officials as part of their work.

Find Our Ethics Codes Online
The Code of Business Ethics and Conduct and the Code of Ethics for Chief Executive and Senior Financial Officers are available on our website at https://investors.portlandgeneral.com/corporate-governance or in print to shareholders, without charge, upon request to Portland General Electric Company, 121 SW Salmon Street, 1WTC1301, Portland, Oregon 97204, Attention: Corporate Secretary. Any amendments to either of these codes, and any waiver of the Code of Ethics for Chief Executive and Senior Financial Officers, and of certain provisions of the Code of Business Ethics and Conduct for directors, executive officers or our Controller, will be disclosed to our shareholders to the extent required by law

SENIOR MANAGEMENT SUCCESSION PLANNING
Our Board understands that our people and our culture are vital to our continued success. We seek to attract and retain a talented, motivated and diverse workforce and to maintain a culture that reflects our core values, our drive for performance and our commitment to acting with the highest levels of honesty, integrity and compliance.
Senior Management Succession
The Board believes CEO succession planning is one of its most important responsibilities. In accordance with our Corporate Governance Guidelines, the Board oversees CEO and senior management succession planning and talent development with the assistance of the Nominating, Governance and Sustainability Committee and the Compensation Culture and Talent Committee to ensure there is a pool of internal candidates who can assume executive officer positions.
At least annually, the Board reviews succession plans for senior management, which includes a review of the qualifications and development plans of potential internal candidates and diversity of the succession pipeline. The Board uses an external firm to gain an independent perspective on the abilities of potential internal candidates, and monitors the development plans as they progress. Directors also regularly have an opportunity to meet and engage with potential internal senior management successors at Board, and committee meetings and during operational visits. In addition, the Compensation, Culture and Talent Committee regularly conducts in-depth reviews of development plans for promising management talent. The Board maintains an emergency succession plan for the CEO, which is reviewed annually.

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Human Capital Management
The Compensation, Culture and Talent Committee has primary responsibility for overseeing our human capital management programs. In addition to providing input on leadership succession planning and talent development, the Compensation, Culture and Talent Committee regularly engages with management on a broad range of human capital management topics, including strategic workforce planning, labor relations, employee engagement, pay equity, employee engagement, employee well-being programs and performance management.
DIRECTOR COMPENSATION
We offer non-management directors both cash and equity compensation. Cash compensation is provided in the form of annual cash retainers for Board and committee service. Equity is provided in the form of an annual grant of restricted stock units (RSUs). Ms. Pope is not paid any additional compensation for her services as a director. Our 2024 director compensation arrangements are described below.

Annual Cash Retainer and Equity Awards	Amount ($)

Annual Cash Retainer for Board Service	70,000
Annual Cash Retainer for Board Chair	125,000
Annual Cash Retainer for Audit and Risk Committee Chair	20,000
Annual Cash Retainer for Finance and Operations Committee Chair	20,000
Annual Cash Retainer for Other Active Standing Committee Chairs	15,000
Annual Cash Retainer for Committee Service (per committee)	20,000
Grant-Date Value of Annual RSU Award	145,000
Quarterly Cash Retainer
Directors' cash retainers for Board and committee service are paid quarterly in arrears. We also reimburse certain expenses related to Board service, including expenses related to attendance at Board and committee meetings. Directors are not paid meeting fees.
Annual Equity Awards
Under our 2024 equity compensation arrangements, each non-management director receives an annual grant of a number of RSUs determined by dividing $145,000 by the closing price of PGE's common stock on the grant date, rounding to the nearest whole share. Each award is fully vested when granted. Directors who join the Board during the year are awarded a pro rata portion of the annual award, based on the number of calendar months during which the director served on the Board that year.
Director Deferred Compensation Plan
Non-management directors first appointed or elected to the Board before April 23, 2019 are eligible to participate in our 2006 Outside Directors' Deferred Compensation Plan. The plan allows participants to defer the payment of Board retainers as well as any other form of cash compensation they may receive from PGE. Deferral elections must be made no later than December 15 of the taxable year preceding the year in which the compensation is earned. Deferrals accumulate in an account that earns interest at a rate that is one-half a percentage point higher than the annual yield on Moody’s Average Corporate Bond Index. Directors may elect to receive payments, which commence 65 days after the end of the month in which the participant separates from Board service, under the plan in a lump sum or in monthly installments for a period of up to 180 months. Death benefits, which consists of the balance of the participant’s account including interest, are payable to the beneficiary commencing 65 days after the end of the month in which the

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participant dies in the same form as elected for payments at separation from service. These benefits are unfunded and depend on the continued solvency of PGE. The following directors/retired directors participate in our 2006 Outside Directors' Deferred Compensation Plan: Rodney Brown Jr., Jack Davis, Kirby Dyess, and Michael Millegan.
Determination of Director Compensation
The compensation of our non-management directors is determined by the Board of Directors upon a recommendation from the Compensation, Culture and Talent Committee. The Compensation, Culture and Talent Committee makes its recommendation after receiving input from its independent compensation consultant, FW Cook, and management. The Compensation, Culture and Talent Committee retained FW Cook to evaluate and make recommendations regarding director compensation for 2024. FW Cook's evaluation included identifying industry trends and market data for directors' compensation, reviewing and identifying peer group companies, and evaluating director compensation data for these companies. Management's input focuses on compliance, legal and administrative matters.
In July 2024, the Compensation, Culture and Talent Committee recommended and the Board agreed to adjustments to non-management director compensation to bring them into reasonable alignment with the market. In addition, the Board agreed to increase the annual cash retainer of the chair of the Finance and Operations Committee in 2024, based on the addition of operations, technology and energy supply oversight, to $20,000 per year. Based on recommendations from FW Cook, the Compensation, Culture and Talent Committee did not change the equity compensation for directors of $145,000 that was approved in July 2023.
2024 Director Compensation Table
The table below shows the compensation earned by each individual who served as a director during the year ended December 31, 2024, with the exception of Ms. Pope, whose compensation is described in the Summary Compensation Table and related tables and disclosure beginning on page 68.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	All Other Compensation ($)	Total ($)

Dawn Farrell	110,000	144,983	—	254,983
Mark Ganz(3)	55,000	—	—	55,000
Marie Oh Huber	121,250	144,983	—	266,233
Kathryn Jackson	115,000	144,983	—	259,983
Michael Lewis	127,500	144,983	—	272,483
Michael Millegan	125,000	144,983	—	269,983
John O'Leary(4)	110,000	217,462	—	327,462
Lee Pelton(3)	58,750	—	—	58,750
Patricia Pineda	125,000	144,983	—	269,983
James Torgerson	235,000	144,983	—	379,983
1.Amounts in this column include all fees earned for Board and committee service, regardless of whether such amounts were deferred under our 2006 Outside Directors' Deferred Compensation Plan.
2.Amounts in this column represent the aggregate grant date fair value of RSU awards made in 2024, computed in accordance with FASB ASC Topic 718, Compensation - Stock Compensation, without considering estimated forfeitures, based on the NYSE closing price of our common stock on the grant dated July 21, 2023.
3.Mr. Pelton and Mr. Ganz served as directors until their Board terms ended on April 19, 2024.
4.Mr. O'Leary received a one-time stock award when his term on the Board began on January 1, 2024.

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Item 2: Advisory Vote on Executive Compensation
Our executive compensation programs are designed to attract and retain highly qualified executive officers and to provide them with incentives to advance the interests of our stakeholders, which include our shareholders, our customers, our employees and the communities we serve. Our programs are described in accordance with the requirements of Section 14A of the Exchange Act and the related rules of the SEC, including the Compensation Discussion and Analysis, the compensation tables and the accompanying narrative discussion.
We are asking our shareholders to indicate their support for the compensation of our named executive officers as described in this Proxy Statement by voting to approve the resolution set forth below. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this Proxy Statement.
Accordingly, we will ask our shareholders, on a non-binding advisory basis to vote “FOR” the following resolution at the Annual Meeting:

What are you voting on? We are asking shareholders to approve, on an advisory basis, the compensation paid for 2024 to the executive officers named in the Summary Compensation Table.

"FOR" The Board of Directors unanimously recommends a vote "FOR" the approval of the compensation of our named executive officers, as disclosed in this Proxy Statement.
“RESOLVED, that the shareholders of Portland General Electric Company (the “Company”) approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Compensation Discussion and Analysis, the 2024 Summary Compensation Table and the other related tables and disclosure in the Proxy Statement for the Company’s 2025 Annual Meeting of Shareholders.”

Approval of this proposal will require that the number of votes cast in favor of this proposal exceeds the number of votes cast against this proposal. As an advisory vote, this proposal is not binding on PGE or the Compensation, Culture and Talent Committee. However, the Compensation, Culture and Talent Committee and the Board value the opinions expressed by shareholders in their votes on this proposal and will consider the outcome of the vote when making future compensation decisions regarding named executive officers.
PGE solicits this advisory vote on an annual basis. It is expected that the next say-on-pay vote will occur at the 2026 Annual Meeting of Shareholders.

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Compensation, Culture and
Talent Committee Report
The Compensation, Culture and Talent Committee has reviewed and discussed with management the following Compensation Discussion and Analysis and has recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference into the company's Annual Report on Form 10-K for the fiscal year ended December 31, 2024.
MEMBERS OF THE COMPENSATION, CULTURE AND TALENT COMMITTEE
•Patricia Salas Pineda (Chair)
•Marie Oh Huber
•Michael Lewis
•Michael Millegan

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Compensation Discussion and Analysis
The 2024 compensation of our named executive officers appropriately reflects their significant contributions to the Company's strong progress towards long-term growth in 2024, while navigating historic power market volatility and executing well in the face of severe weather. The Compensation Discussion and Analysis explains the guiding principles and practices upon which our compensation program is based, the elements of our executive compensation program and the compensation paid to our named executive officers.

MS. POPE is President, Chief Executive Officer and a member of the Board of Directors of PGE. She was appointed President on October 1, 2017 and Chief Executive Officer on January 1, 2018. She served from 2013 to 2017 as Senior Vice President of Power Supply, Operations and Resource Strategy, overseeing PGE’s generation plants, energy supply portfolio, and long-term resource strategy. Ms. Pope joined PGE in 2009 as Senior Vice President of Finance, Chief Financial Officer and Treasurer. She served on PGE’s Board of Directors from 2006 to 2008. Prior to joining PGE, she served as Chief Financial Officer for Mentor Graphics Corporation and held senior operating and finance positions within the forest products and consumer products industries. She began her career in banking with Morgan Stanley.
EDUCATION
BA, College of Arts and Sciences, Georgetown University
MBA, Stanford Graduate School of Business
For more information, see Ms. Pope’s bio in Our Board of Directors on page 22.

Maria Pope President and CEO

MR. TRPIK leads PGE’s accounting, finance, tax, investor relations and risk departments. He joined PGE in 2023 with deep expertise in financial planning and analysis, capital allocation, cost management, risk management, financial systems, accounting, tax and investor communications, among other functions from his prior service of over 20 years in senior leadership positions with Exelon - one of the nation’s largest utilities – including most recently as Senior Vice President and Chief Accounting Officer from 2022 to 2023. Prior to that role, he served as Senior Vice President and CFO of ComEd, Exelon's largest subsidiary, from 2021 to 2022. From 2018 to 2021, Mr. Trpik served as Senior Vice President and CFO at Exelon Utilities. Mr. Trpik serves on the Board of Trustees of the Portland Art Museum, as the Vice Chairman of the Board at the School of the Art Institute of Chicago as well as a member of the Florida State University Accounting Professional Advisory Board.

EDUCATION
Florida State University College of Business
BS, Accounting and BS, Finance

Mr. Trpik is a certified public accountant.

Joseph Trpik Senior Vice President, Finance and Chief Financial Officer

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MR. FELTON leads PGE’s utility operations groups, including generation, distribution, wildfire and operational compliance, engineering, project management, environmental, corporate security, safety, supply chain and other operations-focused areas. Mr. Felton joined PGE in 2023 and is a seasoned executive with over three decades of experience in the energy industry. He has held a variety of senior leadership positions including as Senior Vice President of Energy Supply at DTE from 2019-2023, Senior Vice President of Electric Operations and Vice President of Power Delivery at NIPSCO a subsidiary of NiSource from 2018 to 2019, and executive director of Electric Systems Operations and Maintenance at Consumers Energy. Mr. Felton serves on the Association of Edison Illuminating Companies (AEIC) Board of Directors as second vice president. He is also on the Electric Power Research Institute (EPRI) National Response Executive Committee. Mr. Felton serves on the Board of Directors for Self Enhancement, Inc., a leading nonprofit dedicated to empowering underserved youth in Oregon. He has also served on the Board of Directors of ReliabilityFirst Corporation and on various chapters of The Food Bank.
EDUCATION
BS, Business Management, University of Phoenix
MBA, Spring Arbor University

Benjamin Felton Executive Vice President, Chief Operating Officer

MS. ESPINOSA leads PGE's corporate affairs functions where she oversees the company's legal and regulatory affairs, corporate governance, compliance initiatives, communications, public policy, and sustainability teams, as well as PGE's long term resource planning process. She joined PGE in 2021 as Deputy General Counsel and Corporate Secretary after having served as Chief Risk Officer and Vice President of Safety and Compliance at Southern California Gas Company from 2019-2021. Ms. Espinosa has over 20 years of experience in complex business environments with deep expertise in regulated industries including the utility industry. Ms. Espinosa has held several senior positions in the energy industry and has significant experience in the US and international markets. She has led international legal teams and has previously served as Corporate Secretary and Chief Risk Officer, as well as leading power operations and structuring and origination of transactions in the utility sector. Before joining PGE, she held leadership positions with Sempra Energy and General Electric. Ms. Espinosa was formerly on the board of the Portland Metro Chamber (formerly Portland Business Alliance) and, beginning in 2024, the PGE Foundation, where she serves as Board Chair. Ms. Espinosa has served on the boards of Big Brothers Big Sisters and the Corporate Director Forum.
EDUCATION
Law, Universidad de Los Andes (Bogotá, Colombia)
JD, magna cum laude, Southern Methodist University, Dedman School of Law
LLM, Southern Methodist University Dedman School of Law.
Ms. Espinosa is admitted to the Texas, New York and Oregon State Bar Associations.

Angelica Espinosa Senior Vice President, Chief Legal and Compliance Officer

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MR. MCFARLAND leads PGE's commercial and customer groups, including origination, structuring, power operations, customer service, energy products and key account management. He rejoined PGE in 2024 and has over 20 years of experience across the Energy, Automotive, and Consumer Products industries with a focus on general management, operations and product innovation. He previously served as Chief Executive Officer of FirstElement Fuel Inc. from 2022-2024, and held leadership positions at General Motors and Procter & Gamble. Mr. McFarland served as PGE's Chief Customer Officer from 2019-2022.
EDUCATION
MS, Quantitative Management & Analysis, Fuqua School of Business, Duke University
MBA, Kellog School of Management, Northwestern University
BS, Business Administration, Miami University

John McFarland Vice President, Chief Commercial and Customer Officer

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COMPENSATION DISCUSSION AND ANALYSIS TABLE OF CONTENTS

Setting Executive Compensation	44
PGE VS. 2024 PEER GROUP	47
2024 Executive Compensation	48
COMPENSATION ELEMENTS	48
PERFORMANCE -CONDITIONED COMPENSATION	49
BASE SALARIES	49
ANNUAL CASH INCENTIVE AWARDS	50
2024 ACI PROGRAM TARGET AWARDS	51
2024 ACI PROGRAM RATIONALE FOR SELECTION OF PERFORMANCE METRICS	52
2024 ACI PROGRAM GOAL WEIGHTINGS	54
2024 ACI PROGRAM PERFORMANCE RESULTS	54
NAMED EXECUTIVE OFFICER ANNUAL INCENTIVE AWARD PAYOUTS	57
LONG-TERM INCENTIVE AWARDS	57
CALCULATION OF TOTAL LTI AWARD OPPORTUNITY	58
2024 PSU AWARDS	59
RATIONALE FOR LTI AWARDS DESIGN	59
2024 PSU AWARD METRICS AND PAYOUT CALCULATION	60
2024 RSU AWARDS	60
OTHER TERMS OF THE PSU AND RSU AWARDS	60
2022 - 2024 PSU AWARD PAYOUT	61
BENEFITS PLANS	62
Other Compensation Policies and Practices	64
RISK MANAGEMENT	64
ANNUAL INDEPENDENT COMPENSATION RISK ASSESSMENT	64
INSIDER TRADING POLICY	65
STOCK OWNERSHIP POLICY	65
EQUITY GRANT PRACTICES	66
INCENTIVE COMPENSATION CLAWBACK AND CANCELLATION POLICY	67
IMPACTS OF REGULATORY REQUIREMENTS	67

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SETTING EXECUTIVE COMPENSATION
The Role of the Compensation, Culture and Talent Committee. The Compensation, Culture and Talent Committee, consisting entirely of independent directors, establishes our compensation philosophy and practices and develops, reviews and approves the compensation of the Company’s executive officers.
The Compensation, Culture and Talent Committee’s executive compensation determinations are the result of the Compensation, Culture and Talent Committee’s business judgment, which is informed by the experience of its members and input provided by its independent compensation consultant, our CEO (other than with respect to her own compensation), other members of management and shareholders.
Each year, the Compensation, Culture and Talent Committee conducts an evaluation of the Company's executive compensation program to determine any appropriate changes. In making this determination, the Compensation, Culture and Talent Committee may consult with its independent compensation consultant and management, as described below; however, the Compensation, Culture and Talent Committee makes final decisions regarding the compensation paid to our named executive officers based on its own judgment.
In determining whether to make changes to our executive compensation program, the Compensation, Culture and Talent Committee may consider a number of factors, including, but not limited to, the size, scope and performance of our business, evolving compensation trends, financial goals, shareholders’ interests and peer comparisons as described below.

Key Actions of Compensation, Culture and Talent Committee	Annual review of executive officers' performance
Establishes base salaries, annual cash awards and equity awards for all executive officers other than the CEO, unless approved by the independent directors acting as a committee
Recommends base salary, annual cash awards and equity awards for the CEO

Key Actions of Independent Directors	Annual review of CEO performance
Considers recommendations of the Compensation, Culture and Talent Committee and approves base salary, annual cash awards and equity awards for the CEO
The Role of the Compensation Consultant. The Compensation, Culture and Talent Committee selects and retains the services of its own independent compensation consultant and annually reviews the performance of the consultant. As part of the review process, the Compensation, Culture and Talent Committee considers the independence of the consultant in accordance with SEC and NYSE rules.
During 2024, the Compensation, Culture and Talent Committee’s independent compensation consultant, FW Cook, provided no services to the Company other than services for the Compensation, Culture and Talent Committee, and worked with the Company’s management, as directed by the Compensation, Culture and Talent Committee, only on matters for which the committee is responsible.
At the Compensation, Culture and Talent Committee’s request, FW Cook regularly attends committee meetings. FW Cook also communicates with the Compensation, Culture and Talent Committee or the Chair of the Compensation, Culture and Talent Committee outside committee meetings regarding matters related to the committee’s responsibilities. FW Cook prepares a comprehensive compensation risk assessment study to evaluate whether the Company's compensation programs are likely to create a material risk for the Company.
In 2024, the Compensation, Culture and Talent Committee generally sought input from FW Cook on a range of external market factors related to the Company's compensation programs, CEO pay, and other evolving compensation trends, including regulatory developments and best practices, appropriate market reference points, and market compensation data. FW Cook reported on and provided market compensation data and trends regarding director compensation

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programs and general observations about management’s recommendations regarding the amount and form of compensation for our named executive officers.

Key Actions of Independent Consultant	Advises the Compensation, Culture and Talent Committee on compensation plan design
Advises the Compensation, Culture and Talent Committee on appropriate compensation levels, trends and regulatory developments
Performs annual compensation risk assessment for consideration by the Compensation, Culture and Talent Committee
In addition, management has engaged its own compensation consultant, Willis Towers Watson, to assist with a variety of design compensation matters, including compensation benchmarking and the development of recommendations on compensation program design.
The Role of the Chief Executive Officer. At the Compensation, Culture and Talent Committee's request, Ms. Pope provides input regarding the performance and compensation of the other named executive officers. The Compensation, Culture and Talent Committee considers Ms. Pope’s evaluation and her direct knowledge of each named executive officer’s performance and contributions when making compensation decisions. Ms. Pope is not present during the Compensation, Culture and Talent Committee's, or the Board's, voting or deliberations regarding her own compensation.

Key Actions of CEO	Provides input on executive officers' performance
Makes recommendations on compensation plan design
Provides information about Company's performance relative to incentive plan goals
The Role of Shareholders. Shareholders are provided the opportunity to cast an annual advisory vote on the compensation of our named executive officers and have indicated their strong support for the compensation of our named executive officers in each of the past five years. Most recently, 98% of votes cast on the say-on-pay proposal at the 2024 annual meeting voted in favor of our executive compensation program. We have ongoing discussions with many of our shareholders regarding various corporate governance topics, including environmental, social, and governance, executive compensation, and related trends. In addition, in 2024, we conducted a proactive outreach program with the governance teams of our largest shareholders. The Compensation, Culture and Talent Committee considers these discussions while reviewing our executive compensation program and will continue to consider shareholder feedback and the results of say-on-pay votes when making future compensation decisions.
The Role of Market Data and Peer Companies. The Compensation, Culture and Talent Committee considers compensation market comparisons to ensure the competitiveness of the Company's executives’ pay. The Compensation, Culture and Talent Committee views the labor market for our most senior positions as a nationwide, broad cross-section of companies in various industries, and recognizes that this labor market varies by position. The use of both general industry and utility benchmarking data reflects the competitive labor market from which we recruit executives. For the 2024 executive compensation program, the Compensation, Culture and Talent Committee evaluated pay by reference to the 50th percentile of the relevant market, reviewing data in total and by comparison (base salaries, incentive awards and equity awards). Positions relative to the 50th percentile may vary based on factors such as time in position, experience, qualifications, performance, and considerations of internal equity.
Actual compensation for named executives may be higher or lower than target compensation, as it reflects actual performance and payouts under our performance-based annual incentive award and our long-term equity based incentive awards.

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When benchmarking executive pay, the Compensation, Culture and Talent Committee relies on benchmarking surveys, as well as publicly available information regarding the pay practices of a group of utility industry peer companies selected by our Compensation, Culture and Talent Committee each year. We use general industry survey data as appropriate to reflect the realities of the competitive marketplace for the Company’s talent needs for certain positions. The Compensation, Culture and Talent Committee reviews and approves peer group composition each year. With the assistance of FW Cook, the Compensation, Culture and Talent Committee identified groups of companies to serve as market reference points for compensation comparison purposes for 2024.
A peer group for 2024 compensation decisions was developed for reference consisting of companies that represent the best match with the Company based on the following criteria:
•Vertically Integrated Utility. Our peer companies should be vertically integrated utilities, with a business mix focused on either regulated electric operations or a balance of regulated electric and regulated gas operations.
•Minimal Non-Regulated Business Activities. Non-regulated businesses should not be key drivers of the financial performance and strategy of our peer companies.
•Comparable Size. Our peer companies should be within a reasonable range relative to key financial measures, including revenue, market capitalization, and enterprise value.
•Investment-Grade Credit Ratings. Our peer companies should have credit ratings that allow for financing at a reasonable cost in most market environments.
•Balanced Customer Mix. Our peer companies should have a balanced retail, commercial and industrial mix and service territories not overly reliant on one key customer or industry sector.
•Regulatory Environment. Our peer companies should have a comparable cost of service ratemaking process and allowed return on equity, as well as a history of allowed recovery on regulatory assets, fuel and power costs and prudently incurred deferred costs.
•Capital Structure. Our peer companies should demonstrate moderate leverage (generally less than 60% debt to total capitalization ratio) and no significant liquidity concerns.
•Growth Opportunities. The growth opportunities of our peer companies should be based primarily on regulated activities.
For 2024 the Compensation, Culture and Talent Committee selected the following companies to serve as our compensation peer group:

2024 Peer Group

ALLETE, Inc.	Black Hills Corporation	IDACORP, Inc.	OGE Energy Corp.

Alliant Energy Corporation	Evergy, Inc.	NiSource, Inc.	Pinnacle West Capital Corporation

Avista Corporation	Hawaiian Electric	NorthWestern Corporation	TXNM Energy, Inc.

Based on data compiled by Willis Towers Watson at the time of our 2024 peer group review, PGE was positioned near the median of the peer group in terms of revenue and market capitalization:

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PGE VS. 2024 PEER GROUP

Revenue				PGE 47th Percentile

0	25	50	75	100

Market Capitalization				PGE 53rd Percentile

0	25	50	75	100
The Role of Internal Equity. The Compensation, Culture and Talent Committee uses internal pay equity principles to determine the compensation for positions that are unique or difficult to benchmark against market and peer data. Internal equity is also considered in establishing compensation for positions considered to be equivalent in responsibilities and importance, especially where precise external data is not available.
In addition to internal equity, the Compensation, Culture and Talent Committee's executive compensation philosophy is to manage total target direct compensation around the market 50th percentile, with individual differentiation that considers factors such as individual performance, experience, scope and impact of each role and individual skills and competencies.
2024 EXECUTIVE COMPENSATION
Compensation Elements
The three components of the total direct compensation delivered in our program are: 1) Base Salaries; 2) Annual Cash Incentive Awards; and 3) Long-Term Equity-Based Incentive Awards. The following table describes the principal elements of our 2024 compensation program.

	Element	Form	Key Objective and Characteristics

Fixed	Base Salaries	Cash	Establish a market-competitive pay foundation that reflects each executive's experience, skills and performance and is intended to attract and retain executives

Performance Conditioned and Variable	Annual Cash Incentive Awards	Cash	Focus executive's attention on achievement of relatively short-term financial, operating and strategic goals that we believe will increase long-term shareholder value and benefit our customers

Based on Financial Performance (Net Income) (weighted at 40%), Operational Performance (weighted at 25%), Strategic Initiative Performance Goals (weighted at 25%) and Culture (weighted at 10%)

	Long-Term Equity-Based Incentive Awards	Equity	Directly aligns executive's pay with long-term value provided to shareholders, and benefits customers by enhancing executive's focus on the Company's long-term goals.

Performance-Based Restricted Stock Units (weighted at 70% collectively) ROE/Allowed ROE EPS Growth Carbon Reduction TSR (used as a modifier)

Service-Based Restricted Stock Units (weighted at 30% collectively) and vest ratably over three years

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Performance-Conditioned Compensation
A significant portion of our executives' total direct compensation is tied to Company performance. The following charts show that incentive compensation represented 84% of the 2024 target total direct compensation for our CEO and 71% of the 2024 target total direct compensation for our other named executive officers.

2024 Target Direct Compensation for Chief Executive Officer

■ Base Salary ■ Annual Cash Incentive ■ PSUs ■ RSUs ■ Performance-Conditioned

2024 Target Direct Compensation for Named Executive Officers other than the CEO

■ Base Salary ■ Annual Cash Incentive ■ PSUs ■ RSUs ■ Performance-Conditioned
Base Salaries
When setting annual base salaries of our named executive officers, the Compensation, Culture and Talent Committee considers market data provided by its independent compensation consultant, internal pay equity, and the Company's financial results relative to peer companies.
The independent members of our Board approved our CEO’s 2024 base salary after receiving a recommendation from the Compensation, Culture and Talent Committee. This determination was based on a comprehensive review of Ms. Pope's performance for 2023.
The Compensation, Culture and Talent Committee considered the recommendations of our CEO and market data before setting the 2024 salaries of our other named executive officers. Base salary recommendations are based on a variety of considerations, including market competitiveness, individual performance and qualifications, internal pay equity and retention risk.

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The table below shows the base salaries of our named executive officers for 2023 and 2024.

Name	2023 Salary ($)	2024 Salary ($)(1)	Annual Increase

Maria Pope	1,070,000	1,070,000	—%
Joseph Trpik	600,000	630,000	5%
Benjamin Felton	650,000	676,000	4%
Angelica Espinosa (2)	500,000	500,000	—%
John McFarland (3)	—	495,000	—%
1.This table reflects annualized salary regardless of the start or termination date for the named executive officer, as applicable.
2.Ms. Espinosa was originally awarded a 2023 increase to $450,000 in January of 2023; effective June 7, 2023, Ms. Espinosa was awarded an additional increase to $500,000 for the additional responsibility of corporate compliance and public affairs.
3.Mr. McFarland joined the Company on July 1, 2024.
Annual Cash Incentive Awards
OVERVIEW
Our Annual Cash Incentive Plan (ACI Plan) is a variable, at-risk component of our named executive officer's compensation and is aligned with the Company's financial, operational, strategic and cultural goals as established each year by the Compensation, Culture and Talent Committee.
The annual cash incentive program provides payout opportunities based on the achievement of predetermined financial, operating, strategic and cultural goals that require our named executive officers to meet high standards of performance.
For 2024, the Compensation, Culture and Talent Committee selected key quantitative financial and operating performance metrics as part of the 2024 ACI Plan: Net Income, Customer Delight, and Distribution and Generation Reliability. In addition, the Compensation Culture and Talent Committee selected three equally weighted strategic initiative goals: elevate customer engagement, advance grid readiness and drive enterprise operational excellence. The Compensation Culture and Talent Committee included two Culture goals: Employee Engagement and Diversity, which was divided into Leadership Diversity and Supplier Diversity. For each category the Compensation, Culture and Talent Committee assigned a target score and potential score range reflecting the relative weight given the goal category. Specific quantitative scores were set for goals that comprised most of the target score.
The formula for calculating awards under our 2024 ACI Program is shown below:

AWARD EARNED	=	TARGET AWARD	X	FINANCIAL PERFORMANCE % X 40%	+	OPERATING PERFORMANCE % X 25%	+	STRATEGIC INITIATIVE PERFORMANCE % X 25%	+	CULTURE X 10%

Under the formula above, award payouts are determined by multiplying each officer’s target award by a “performance percentage” based on the achievement of financial, operating, strategic initiative and culture goals during the year.

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Unless the threshold goal is achieved for a performance measure, there is no payout for that performance measure. The Compensation, Culture and Talent Committee may, in its judgment, exclude the impact of unusual, non-recurring events that occur during the year. When setting the goals for 2024, the Compensation, Culture and Talent Committee considered many factors, including the alignment between appropriate payout opportunities and strong financial results at threshold, target, and maximum performance goal levels.
Each of the performance percentages can range from 0% to 200%, with financial performance weighted 40%, operating performance weighted 25%, strategic initiatives weighted 25% and culture weighted 10%. This results in a maximum ACI award opportunity equal to 200% of the target award.
Vesting of an award generally requires continued employment until the date that payment is made under the award, but if an officer’s employment is terminated before that date due to retirement, death, or disability, the officer is entitled to a portion of the award, prorated based on the number of days served during the award year.

Looking Ahead
In 2024, the Compensation, Culture and Talent Committee increased the weighting of the Net Income measure to 50% beginning in 2025. The remaining measures will be equally distributed across Strategic goals (25%), including customer trust, infrastructure readiness, wildfire mitigation, workforce development and operational excellence, and Operations goals (25%), including customer delight and distribution and generation reliability. Metrics around culture will be part of our strategic goals going forward

2024 ACI Program Target Awards
Target awards for the named executive officers were established by multiplying their base salary paid in 2024 by an award multiple established by the Compensation, Culture and Talent Committee. The target awards of each of our named executive officers were close to the market median for their positions. (See page 45 for a discussion of how we evaluated the market-competitiveness of our executives’ compensation.)

Name	Target Award ($)*	Target Award as % of 2024 Base Salary* Paid

Maria Pope	1,230,500	115%
Joseph Trpik	439,384	70%
Benjamin Felton	471,800	70%
Angelica Espinosa	350,000	70%
John McFarland (1)	142,789	60%
* Includes the value of paid time off taken during the year and base salary deferred to the 2005 MDCP plan.
1.Mr. McFarland's annual cash incentive is based on actual base salary paid since his hire date of July 1, 2024.

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2024 ACI Program Rationale for Selection of Performance Metrics

	Metric	Measurement	Why We Use this Metric

Financial	Net Income	Measured by the Company’s net income for the year	Net income is a driver of shareholder value creation in the regulated utility industry

Operations	Customer Delight
Average of the Company’s key customer, residential, and general business Customer Delight scores. Customer delight is defined as a rating of 9 or 10 for overall satisfaction on a 0-10 scale

These ratings are weighted according to the Company’s annual revenues from each customer group. Targets were established to meet or exceed top decile performance for Residential and Business customers among approximately 100 electric utilities measured in Escalent's National Energy Utility Benchmarking database
Customer delight is a measure of our ability to run our business in a way that meets the needs of our customers

	Distribution Reliability	SAIDI (a standard industry measure for outage duration), which is equal to the total number of minutes an average customer experiences service interruption during the year	Delivering reliable electric service to our customers is our Company’s core business. Outage duration is a fundamental measure of service reliability that our customers care about

Generation Reliability
A split between generation availability (75%) and third quarter forced outage for thermal plants (25%). Availability is the amount of time that a generating plant is able to produce electricity during the year (determined by subtracting from total hours in the period all maintenance outage hours, planned outage hours and forced outage hours), divided by the number of hours in the year. To set the maximum, target and threshold performance levels for this goal, we established individual plant goals, which were then weighted to produce overall performance targets. Third quarter forced outage for thermal plant plans measures unplanned outages during the most critical summer months for thermal plants to be available
Our ability to achieve our financial objectives and serve our customers depends in part on our generation plants’ delivery of reliable and affordable power

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Strategic	Elevate customer engagement
Measured by progress in the following areas:
•Launch, evolve and optimize customer experiences
•Increase awareness, enrollment and participation in customer programs
•Leverage technology to increase operational transparency, tailored for individual customers
Create connected, meaningful customer experiences through transparency, engagement, and collaboration

Advance grid readiness
Measured by progress in the following areas:
•Plan and enable distributed energy resources (DER) to improve system capabilities and meet customer expectations
•Scale virtual power plant capabilities to shift energy use and increase system energy utilization from DERs while measuring real time connectivity
•Build out transmission inclusive of last mile, regional and Western interconnect
Manage and optimize grid and customer distributed energy resources for a reliable, accessible and affordable system

Drive enterprise operational excellence
Measured by progress in the following areas:
•Plan and implement the Wildfire Mitigation Program
•Align and streamline project management activities across the enterprise
•Drive a cost management culture through transparency, accountability, alignment and ownership for sustainable growth
•Improve the processes to drive transparency and realization of the benefits for technology and technology enabled projects
Enhance business and customer outcomes through cost management and efficiency

Culture	Employee Engagement	Measured by the results from two questions in the employee survey on employee satisfaction working at PGE and their willingness to recommend PGE as a great place to work	PGE is focused on ensuring employees are engaged in a meaningful way in order to achieve our goals and deliver results for customers and shareholders

	Leadership Diversity	Measured by the total percent of leaders who identify as female and the percent of leaders who identify as black, indigenous and people of color	PGE values gender, racial and ethnic diversity and believes a diverse employee population that represents the communities we serve will achieve better performance

	Supplier Diversity	Measured by the total percentage of spend with diverse suppliers over total addressable procurement spend	PGE is committed to increased external outreach as part of our belief in diversity

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2024 ACI Program Goal Weightings
The weightings assigned to the 2024 ACI Program goals for each of the named executive officers are shown below.

40%	25%	8.3%	8.3%	8.3%	5%	2.5%	2.5%

■ Net Income	■ Strategic Initiatives	■ Distribution Reliability	■ Generation Reliability
■ Customer Delight	■ Employee Engagement	■ Leadership Diversity	■ Supplier Diversity
2024 ACI Program Performance Results
In February 2025, our Compensation, Culture and Talent Committee met to review the following performance results for the awards:

Financial Performance.	Operating Performance.

Our 2024 net income was $313 million, or 99.7% of target which resulted in a performance percentage of 99% for the named executive officers
Operating performance resulted in a performance percentage of 86% for the named executive officers. Customer Delight and Distribution Reliability performance with respect to SAIDI were below target. Generation Reliability was above target

Progress on Strategic Initiatives.	Culture.

Results for our strategic goals were at or above target, resulting in an overall performance percentage of 101%. Highlights of our progress toward our 2024 strategic goals are included on the following page
Leadership diversity and supplier diversity were above target and employee engagement was below target, resulting in an overall performance percentage of 97%

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Below are highlights of our progress toward our 2024 strategic goals.

Elevate Customer Engagement	Drive Enterprise Operational Excellence	Advance Grid Readiness

•Enhanced the online customer experience with personalized energy dashboards, usage tools and simplified enrollment in energy-shifting programs
•Launched PGE+EV, a one-stop shopping solution for customers that bundles qualified EV equipment with installation and rebates
•Increased the demand shift from customer participation during a multi-day heat wave by over 20% over 2023
•Continued our commitment to helping customers by increasing the discount customers are eligible to receive from the income-qualified bill discount program from 25% to 60%
•Improved outage maps including data updates, outage status tracker improvements and system performance
•Developed a new Energy and Emissions estimator to assist owners, developers, architects and other customers understand the benefits of electrification and grid-interactive buildings

•Following the implementation of a comprehensive injury prevention and management program in 2023, our OSHA recordable rates continued to drop in 2024, by an additional 24%, and achieved a 48% reduction in Days Away, Restricted or Transferred
•Implemented a scalable project management methodology across the enterprise, enhancing rigor, consistency and efficiency in executing projects
•Improved risk modeling accuracy and covered over 1,000 miles of patrol and clearance through our Advanced Wildfire Risk Reduction efforts
•Enhanced grid functional awareness by installing new cameras, weather stations and fault detection technology
•Improved cost management through the development of cost maturity models, five-year business plans and updates to the project authorization process
•Achieved greater transparency and benefit realization for technology and technology related projects through improved processes

•Increased capacity and reliability through energizing two new substations and four new transmission lines
•Signed MOU to join ownership with Grid United and ALLETE in the 3,000 MW North Plains Connector transmission line to provide PGE with 600 MW of transfer capacity
•Participated in grant projects totaling more than $2 billion, including a partnership with the Confederated Tribes of the Warm Springs to fund crucial transmission upgrades and a grant to accelerate and deploy grid edge devices
•Upgraded Energy Management System capabilities to incorporate ambient weather ratings to increase transmission capacity
•Reduced solar net metering application processing time by 65%
•Captured learnings to scale ideas for commercialization, including satellite imagery analysis for vegetation management and use of an EV school bus to provide energy to the grid

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	Performance Levels

Metrics	Threshold 50% Payout	Target 100% Payout	Maximum 200% Payout	Actual	Calculated Performance %

Financial Goal					98.89%
Net Income (in millions)	$267.35	$314.53	$361.71	$313.48
Operating Goals					85.94%
Generation Reliability(1)
Generation Plant Availability	80.05%	83.40%	86.00%	85.90%
Third Quarter Forced Outage	6.38%	4.20%	3.19%	3.62%
Customer Delight	51.00%	58.00%	64.00%	42.40%
Distribution Reliability	127.00	107.00	98.00	118.46
Strategic Initiatives(2)				2.02	101.00%
Elevate Customer Engagement	"1" rating	"2" rating	"4" rating	2.00
Drive Enterprise Operational Excellence	"1" rating	"2" rating	"4" rating	2.03
Advance Grid Readiness	"1" rating	"2" rating	"4" rating	2.03
Culture					97.17%
Employee Engagement	70	75	80	70.50
Leadership Diversity Women	33%	35%	37%	37.03%
Leadership Diversity BIPOC	23%	25%	28%	26.22%
Supplier Diversity	12%	18%	21%	18.25%
1.Generation Reliability metric is one-third of the total operating goals and is a split between Generation Plant Availability, which is weighted 75% of Generation Reliability metric, and Third Quarter Forced Outage of our Thermal Plants, which is weighted 25% of the total Generation Reliability metric.
2.Based on a qualitative assessment of progress on the specific projects identified for each Strategic Initiative. Performance results for each project were approved by the Compensation, Culture and Talent Committee on a 0 to 4 scale. These results were averaged, with each project weighted equally, to yield an overall score between 0 and 4 for each Strategic Initiative. Scores for the Strategic Initiatives were then averaged to yield an overall performance percentage for the Strategic Initiatives. A minimum rating of “1” was required to earn a 50% payout and a score of “4” would have yielded a payout of 200%.
In light of these performance results, the Compensation, Culture and Talent Committee approved payouts for named executive officer ACI Program participants that were 96% of their target awards.

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The following table shows the ACI award payouts for our 2024 named executive officers.
Named Executive Officer Annual Incentive Award Payouts

Name	Financial Performance %	Operating Performance %	Strategic Initiatives Performance %	Culture Performance %	Award Payout ($)	Award Payout (% of Target)

Maria Pope	98.89%	85.94%	101.00%	97.17%	1,181,404	96.01%
Joseph Trpik	98.89%	85.94%	101.00%	97.17%	421,854	96.01%
Benjamin Felton	98.89%	85.94%	101.00%	97.17%	452,976	96.01%
Angelica Espinosa	98.89%	85.94%	101.00%	97.17%	336,036	96.01%
John McFarland(1)	98.89%	85.94%	101.00%	97.17%	137,092	96.01%
1.Mr. McFarland's annual cash incentive is based on actual base salary paid since his hire date of July 1, 2024.
Long-Term Incentive Awards
OVERVIEW
We grant equity-based long-term incentive (LTI) awards to our executives and other key employees pursuant to our Stock Incentive Plan. The equity component of our named executive officers' compensation emphasizes long-term shareholder value creation through performance-based restricted stock unit (PSU) and time-based restricted stock unit (RSU) awards.
PSU awards are a substantial, at-risk component of our named executive officers' compensation tied to the Company's long-term performance. RSU awards align the interests of executive officers with the interests of our customers and shareholders by promoting stability and retention of a high-performing executive team over the long term.
In 2024 we allocated 70% of our officers’ total LTI award opportunities to PSUs and 30% to RSUs.

Our 2024 LTI Award program is consistent with our compensation guiding principles	Compensation Guiding Principles	PSUs	RSUs
	Retention	✓	✓
	Incentives to achieve specific Company objectives	✓
	Alignment with shareholders	✓	✓
	Market-competitive pay	✓	✓

Looking Ahead
For 2025, the Compensation, Culture and Talent Committee modified the LTI plan to make relative total shareholder return an equal metric rather than a modifier and to eliminate the metric for return on equity, to focus the LTI plan on EPS growth, shareholder returns and decarbonization.

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CALCULATION OF TOTAL LTI AWARD OPPORTUNITY
The aggregate number of PSUs and RSUs we granted to our named executive officers was the product of their 2024 base salary and an award multiple, divided by the closing price of the Company’s common stock on the grant date:

# of PSUs and RSUs Granted	=	2024 Base Salary X Award Multiple / Grant Date Closing Common Stock Price
The table below shows the award multiples we used to calculate the awards for the named executive officers and the estimated value of the awards.

Name	Award Multiple	Target RSU Value(1) ($)	Target PSU Value(1) ($)	Total Target LTI Value(1) ($)

Maria Pope	4.20	1,348,200	3,145,800	4,494,000
Joseph Trpik	1.50	283,500	661,500	945,000
Benjamin Felton	1.75	354,900	828,100	1,183,000
Angelica Espinosa	1.50	225,000	525,000	750,000
John McFarland(2)	1.30	96,525	225,225	321,750
1.Assumes that the Company will perform at target levels over the PSU performance period. Values are based on the closing price of the Company’s common stock on the grant date. See “Grants of Plan-Based Awards” on page 70 for additional details.
2.Mr. McFarland's 2024 LTI award is based on his prorated base salary as of his hire date of July 1, 2024.

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2024 PSU Awards
Our 2024 PSU Award Program incorporates the following financial, strategic and market-based performance measures.
RATIONALE FOR LTI AWARDS DESIGN

Metric	Measurement	Why We Use this Metric

Return on Equity
The average of each of three consecutive years’ Accounting ROE as a percentage of Allowed ROE
•“Accounting ROE” is defined as annual net income, as shown on the Company’s income statement, divided by the average of the current and prior year’s shareholders’ equity, as shown on the balance sheet
•“Allowed ROE” is the return on equity that the OPUC permits the Company to include in the rates it charges its customers

Reflects how successful the Company is at generating a return on shareholders' investment. Because the Company’s return on its investment can fluctuate based on OPUC rate case orders, we believe the appropriate measure of our ability to generate earnings on shareholder investments is Accounting ROE as a percentage of Allowed ROE, consistent with SEC reporting

EPS Growth	3-year average of the Company’s EPS growth rate, where EPS growth for a given fiscal year is defined as the percentage change in EPS over the previous fiscal year	Provides a direct measure of the rate at which the Company has increased its profitability. EPS is a driver of shareholder value creation

Clean Energy
Average megawatts of forecasted energy from carbon-free resources, Oregon Renewable Portfolios Standard-qualifying resources, and low-carbon emitting (i.e., > 95% carbon-free) systems of resources added to the Company’s energy supply portfolio during the performance period
Creates incentive to reduce carbon potential in the Company’s energy supply portfolio in support of our customers' and Oregon’s greenhouse gas emission reduction goals

Relative TSR
TSR over the 3-year performance period relative to the TSR achieved by a comparison group of companies over the same period
•The comparison group consists of peer companies approved by the Compensation, Culture and Talent Committee (ALLETE, Alliant Energy, Avista, Black Hills, Evergy, Hawaiian Electric, IDACORP, NiSource, NorthWestern, OGE Energy, Pinnacle West Capital and TXNM Energy (formerly PNM Resources)) on December 31, 2024, excluding those that have completed or announced a merger, acquisition, business combination, “going private” transaction or liquidation. Companies that are in bankruptcy will be assigned a negative one TSR
•TSR measures the change in a Company’s stock price for a given period, plus its dividends (or other earnings paid to investors) over the same period, as a percentage of the stock price at the beginning of the period
•To calculate the value of stock at the beginning and end of the period, we use the average daily closing price for the 20-trading day period ending on the measurement date
•Relative TSR is determined by ranking PGE and the comparison group companies from highest to lowest according to TSR. The percentile performance of PGE relative to the comparison group companies is determined based on this ranking

TSR is used as a modifier and is a direct measure of value creation for shareholders

Use of relative rather than absolute TSR helps ensure that payouts reflect the Company’s relative performance rather than general market conditions

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2024 PSU AWARD METRICS AND PAYOUT CALCULATION
In the first quarter of 2027, the Compensation, Culture and Talent Committee will determine the performance results for the 2024 PSU awards in accordance with the metrics and formula described in the table below, subject to any adjustments approved by the Compensation, Culture and Talent Committee pursuant to its authority under the Stock Incentive Plan.

Payout Metric(1)	Threshold (50% Payout)	Target (100% Payout)	Maximum (167% Payout)	Metric Weighting	Percentage of Target Shares Earned

Return on Equity	75% of Allowed ROE	90% of Allowed ROE	100% of Allowed ROE	33%	0% to 55.67%
EPS Growth	5.0%	6.0%	7.0%	33%	0% to 55.67%
Clean Energy	280 (MWa)	465 (MWa)	585 (MWa)	33%	0% to 55.67%
Payout % Subtotal			0% to 167%

Payout Multiplier Metric(2)	(80% multiplier)	(100% multiplier)	(120% multiplier)
Relative TSR	≤ 25th Percentile of Peer Companies	50th Percentile of Peer Companies	≥ 75th Percentile of Peer Companies	Payout Multiplier	80% to 120%
Total Percentage of Target PSU Award Earned			0 to 200%
1.Calculation of Payout Percentage Subtotal. At the end of the performance period, performance results are interpolated between threshold, target and maximum payout levels to determine payout percentages for each goal based on the schedule above. Results below threshold for any goal result in zero payouts for that goal. These results are weighted equally and added to determine a payout percentage subtotal.
2.Application of Payout Multiplier Based on Relative TSR Results: Performance results for Relative TSR are interpolated between threshold, target and maximum levels to determine a multiplier between 80% and 120%, which is applied to the payout percentage subtotal to determine a total percentage of the target award earned. For our 2024 PSU awards, the peer group for 2024 compensation was utilized as the comparator group for the Relative TSR metric.
2024 RSU Awards
Each of our executive officers was awarded RSUs representing 30% of their total LTI award opportunity. Each year, on the anniversary of the grant date, one-third of the RSUs granted will vest, and vesting requires that the award recipient be employed by the Company on the vesting date. However, if the officer’s employment is terminated due to retirement (which requires five years of service with the Company or an affiliate and a minimum age of 55), death, or disability before the normal vesting date, a pro rata portion of the RSUs will vest. RSUs granted in 2024 also vest in accordance with the Rule of 75, which is described below. See the discussion of the RSUs on page 75 in the section below entitled “Potential Payments and Rights on Termination and Change in Control Benefits.”
OTHER TERMS OF THE PSU AND RSU AWARDS
Dividend Equivalent Rights. Under the 2024 PSU and RSU Awards, each named executive officer will receive a number of dividend equivalent rights (DERs) equal to the number of vested PSUs and/or RSUs. A DER represents the right to receive an amount equal to dividends paid on the number of shares of common stock equal to the number of the vested PSUs and/or RSUs, which dividends have a record date between the date of the grant and the end of the performance period. DERs are subject to the same vesting conditions as the PSUs or RSUs and will be settled in shares of common stock after the related PSUs and/or RSUs vest. The number of shares payable on the DERs will be calculated using the fair market value of PGE common stock as of the date the Compensation, Culture and Talent Committee determines the number of vested PSUs and/or RSUs.

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Service Requirement. Under our PSU and RSU awards, vesting of the PSUs and/or RSUs and their related DERs generally requires that the award recipient continue to be employed by the Company during the performance period. However, if the officer’s employment concludes due to retirement, death, or disability before the end of the three-year performance period, a ratable portion of the award will vest at the end of the performance period based on actual performance. See the discussion on page 75 in the section below entitled “Potential Payments and Rights on Termination and Change in Control Benefits.” Recipients who satisfy the “Rule of 75” are eligible for vesting of (i) their outstanding PSU awards based on performance results, and/or (ii) their outstanding RSU awards without regard to their termination before the end of the performance period or prior to the applicable vesting date. An individual satisfies the Rule of 75 if, on the date of his or her termination of employment, (i) the individual is at least age 55 and has no less than five years of service with the Company or its affiliates, and (ii) the individual’s age plus years of service equals at least 75.
2022-2024 PSU Award Payout
The payout under the PSU awards granted to our executive officers in 2022 was 109% of target, based on the following performance results:

Metric	Threshold (50% Payout)	Target (100% Payout)	Maximum (167% Payout)	Metric Weight	Actual	Percentage of Target Award Earned

Return on Equity	75% of Allowed ROE	90% of Allowed ROE	100% of Allowed ROE	33%	86.98%	29.98%
EPS Growth	3.0% over prior year	4.0% over prior year	5.0% over prior year	33%	4.80%	51.11%
Clean Energy	125 (MWa)	210 (MWa)	250 (MWa)	33%	271	55.67%
		Payout % Subtotal:				136.76%

Payout Multiplier Metric	(80% multiplier)	(100% multiplier)	(120% multiplier)
Relative TSR(1)	≤ 25th Percentile of Peer Group	50th Percentile of Peer Group	≥ 75th Percentile of Peer Group	Payout Multiplier	9th	80.00%
		Total Percentage of Target PSU Award Earned				109.41%
1.The acquisition of ALLETE, Inc. by a partnership led by Canada Pension Plan Investment Board and Global Infrastructure Partners is pending as of Dec.             31, 2024. ALLETE, Inc. has been exclude from the peer group.
These results yielded the award values set forth in the table below:

	Number of PSUs Vested(1)	Award Payout Value ($)(2)

Maria Pope	63,021	2,748,976
Joseph Trpik(3)	—	—
Benjamin Felton(4)	—	—
Angelica Espinosa	7,140	311,447
John McFarland (5)	—	—
1.Includes dividend equivalent rights settled in shares per the terms of the awards.
2.Based on a $43.62 share price, which was the closing stock price of the Company’s common stock on December 31, 2024, the vesting date for the               awards.
3.Mr. Trpik joined the Company June 30, 2023 and was not a participant in the 2022-2024 performance awards.

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4.Mr. Felton joined the Company April 3, 2023 and was not a participant in the 2022-2024 performance awards.
5.Mr. McFarland joined the Company July 1, 2024 and was not a participant in the 2022-2024 performance awards.
The terms of our 2024 PSU awards are described more fully in this Proxy Statement under the heading “Long-Term Incentive Awards.”
Off-Cycle Compensation

Name	Award Value at Grant ($)(1)

Joseph Trpik(2)	1,150,000
Benjamin Felton(3)	1.450,000
Angelica Espinosa (4)	200,000
John McFarland(5)	750,000
1.Based on the closing stock price of the Company’s common stock on the grant date for the awards.
2.On June 30, 2023, the independent directors granted Mr. Trpik an inducement award of time-based restricted stock units as part of his employment offer. The award had a grant date value of $1,150,000, of which $400,000 of the granted value vested immediately, $400,000 vested on July 31, 2024, and the remaining $350,000 will vest on July 31, 2025.
3.On April 15, 2023, the independent directors granted Mr. Felton an inducement award of time-based restricted stock units as part of his employment offer. The award had a grant date value of $1,450,000, of which $150,000 of the granted value vested immediately, $650,000 vested on April 15, 2024, and the remaining $650,000 will vest on April 15, 2025.
4.On February 11, 2022, the independent directors granted Ms. Espinosa an award of time-based restricted stock units in recognition of her promotion to General Counsel. The award had a grant date value of $200,000 and vested in full on February 14, 2024.
5.On July 1, 2024, the independent directors granted Mr. McFarland an inducement award of time-based restricted stock units as part of his employment offer. The award had a grant date value of $750,000, of which $250,000 of the granted value vested on February 14, 2025, $250,000 will vest on February 13, 2026 and the remaining $250,000 will vest on February 12, 2027.
BENEFITS PLANS
Our named executive officers also participate in certain benefit plans including: (1) health and welfare benefits; and (2) retirement and savings benefits.
Health and Welfare Benefits
•Medical/Dental/Vision. Our executives are eligible to participate in our broad-based medical, dental and vision insurance programs. Non-union medical insurance is limited to high deductible health plans. For employees enrolled in our high deductible health plans, the Company also makes annual contributions to a health savings account.
•Wellness Program. All employees are eligible to participate in the Company’s wellness program, which offers a variety of benefits, including mental health benefits, financial counseling and the opportunity to earn Company health savings account contributions.
Retirement and Savings Benefits
•401(k) Plan. All of our employees are eligible to participate in the Company’s 401(k) Plan.
•Pension Plan. One named executive officer (Ms. Pope) participates in the Portland General Electric Company Pension Plan (Pension Plan). The Pension Plan was closed to new participants before our other named executive officers joined the Company. See page 73 of this Proxy Statement for a description of the basic benefit available to non-union employees under the Pension Plan.

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•Deferred Compensation Benefits. Executives and other key employees are eligible to participate in our 2005 Management Deferred Compensation Plan, which permits participants to defer the payment of income as well as the value of a certain number of hours of paid time off, depending on the participant's paid time off program, but in no event does it exceed 160 hours of paid time off. Participants also earn interest on their account balances. See page 74 for details.
Severance and Change in Control Benefits
Rationale for Providing Severance Pay Benefits. In 2021, the Compensation, Culture and Talent Committee approved the Company’s Amended and Restated Executive Severance Plan, effective July 27, 2021 and amended for administrative updates on March 14, 2023 (the “Severance Plan”) after reviewing information provided by the independent compensation consultant to better align the Company’s severance practice with current industry practice, including increasing the severance payments and benefits payable to eligible officers upon a qualifying termination. The Severance Plan superseded the prior Severance Pay Plan for Executive Employees.
Our policy regarding severance protection for named executive officers stems from its importance in retaining and recruiting executives and mitigating legal issues upon an employment separation. Executives have attractive opportunities with other companies or are recruited from well-compensated positions in other companies. To provide our officers with financial security to offset the risk of leaving for another company, if the employment of an eligible officer with the Company is involuntarily terminated without cause or due to a constructive termination (or a resignation for “good reason,”) in either case absent a change in control, the Severance Plan provides for the following severance payments and benefits:
•1.5 times the annual base salary for our CEO and 1.0 times the annual base salary for non-CEO executives;
•a pro-rata portion of annual cash incentive award based on target performance and the period of the award year served; and
•a lump sum equal to 18 months of continuation coverage under COBRA for our CEO and 12 months for all other eligible officers.
For purposes of the Severance Plan, a constructive termination (or a resignation for “good reason”) includes occurrences such as a material diminution in duties or salary, or a substantial relocation. Given that none of the named executive officers has an employment agreement that provides for fixed positions or duties, or for a fixed base salary or annual incentive award, we believe a constructive termination severance trigger is needed to continue to retain and attract executives. We do not provide excise tax gross-ups on change-in-control severance benefits for any of our executives. We do not believe named executive officers should be entitled to receive their cash severance benefits merely because a change-in-control transaction occurs. Therefore, the payment of cash severance benefits is subject to a double-trigger where an actual or constructive termination of employment must also occur before payment. Severance is always subject to the execution of a release of claims and adherence to non-competition and non-solicitation covenants.
Our Severance Plan also offers additional enhanced benefits if a change in control of the Company occurs and an eligible officer experiences a qualifying termination within 24 months following the change in control event. We believe the occurrence, or expected occurrence, of a change-in-control transaction would create uncertainty regarding continued employment for named executive officers. This uncertainty would result from the fact that many change-in-control transactions result in significant organizational changes, particularly at the senior executive level. To encourage the named executive officers to remain employed with the Company during a time when their prospects for continued employment following the change in control would be uncertain, and to permit them to remain focused on the Company’s interests, if the employment of an eligible officer with the Company is involuntarily terminated without cause by the Company or due to a constructive termination (or a resignation for “good reason”) in either case within a defined period of time after a change in control of the Company, the Severance Plan provides for the following severance payments and benefits:
•2.5 times the sum of annual base salary plus the target value of the executive’s annual cash incentive award for our CEO, 2.0 times for senior officers and 1.5 times for all other eligible officers;

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•a pro-rata portion of annual cash incentive award based on target performance and the period of the award year served; and
•a lump sum equal to 30 months of continuation coverage under COBRA for our CEO, 24 months of continuation coverage under COBRA for our senior officers and 18 months for all other eligible officers.
For detailed information on the estimated potential payments and benefits payable to our named executive officers if they terminate employment, including following a change in control of the Company, see “Potential Payments and Rights on Termination and Change in Control Benefits” on page 75.
OTHER COMPENSATION POLICIES AND PRACTICES
Risk Management
The Compensation, Culture and Talent Committee seeks to mitigate risk in our executive programs through the following policies and practices.
Our 2024 LTI plan includes the following risk mitigation features:
•Using multiple types of awards and performance measures, consisting of a market-based performance measure (relative total shareholder return), a financial performance measure (EPS growth), and a service-based measure (time-based restricted stock units)
•Measuring our total shareholder return against peer groups approved by the Compensation, Culture and Talent Committee
•Using multi-year performance periods to promote a longer-term performance horizon
•Limiting the maximum payout level for performance-based restricted stock unit awards to 200% of the target number of units (including reinvested dividend equivalents)
Our 2024 ACI Plan includes the following risk mitigation features:
•Limiting the payout at the maximum performance level to 200% of target
•Using a corporate financial performance measure that is based on the earnings reported in our financial statements, with certain adjustments that are limited and predefined and the potential for others related to unplanned or unforeseen items, all of which are made only after thoughtful consideration by the Compensation, Culture and Talent Committee
•Incorporating Operational and Strategic Metrics, which are performance measures important to our business operations, in addition to the corporate financial performance measure
•Providing the Compensation, Culture and Talent Committee with negative discretion over certain incentive plan payouts
Annual Independent Compensation Risk Assessment
In 2024, as in prior years, the Compensation, Culture and Talent Committee engaged FW Cook to perform a comprehensive risk assessment of our compensation policies and practices. The assessment covered executive and non-executive plan design and oversight as well as other aspects of our compensation practices, as summarized below:

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Equity Award Program	Cash Incentive Programs	Other Compensation Practices

•Equity grants •Payment timing and adjustments •Grant policies •Stock ownership guidelines and trading policies	•Pay mix •Performance metrics •Performance goals and payout curves •Payment timing and adjustments	•Incentive mix •Succession planning •Severance •Role of the Board of Directors
The finding of the report was that our programs do not encourage excessive risk taking and are not reasonably likely to have a material adverse effect on the Company. The report noted the following risk-mitigating features of our program, among others:
•Independent Board Oversight. The Compensation, Culture and Talent Committee oversees incentive pay programs. The CEO’s pay is set by all of the independent directors, acting as a group.
•Balanced Pay Elements. Our compensation program includes an appropriate balance in fixed and performance-conditioned pay, cash and equity, formulas and discretion, and short-term and long-term measurement periods.
•Robust Governance Policies. Policies are in place to mitigate compensation risk such as stock ownership guidelines, insider-trading prohibitions, and compensation clawbacks.
•Incentive Mix. Incentive awards cover multiple overlapping time frames, ranging from one-to-three years, dampening the impact of stock price and financial performance volatility in rewards. Multiple financial goals prevent an over-emphasis on any single metric.
•Risk-Adjusted Incentive Targets. Incentive award targets encourage improvements but not at levels that would encourage imprudent risk-taking.
Insider Trading Policy
Under our Insider Trading Policy adopted on March 14, 2006 and last amended in December 2024, our directors, officers and employees are prohibited from trading or engaging in any other transactions in the Company's securities or securities we do business with while aware of material non-public information. Furthermore, our officers and directors are prohibited from trading in the Company's securities during designated blackout periods, and must obtain pre-clearance to sell from the office of the Chief Legal and Compliance Officer for any transactions in the Company's securities. All of our officers, employees and directors are prohibited from trading in options, warrants, puts and calls, or similar instruments on Company securities, or selling Company securities “short.” In addition, employees and directors may not purchase any financial instrument, or enter into any transaction, that is designed to hedge or offset a decrease in the market value of Company stock (including prepaid variable forward contracts, equity swaps, collars or exchange funds). Directors, officers and employees are also prohibited from purchasing Company securities on margin or pledging or otherwise encumbering Company securities. These prohibitions apply to family members living in the same household as such officer, employee or director, as well as entities directly or indirectly controlled by the officer, employee or director.
A copy of our Insider Trading Policy is filed as Exhibit 19.1 to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2024 filed with the SEC on February 14, 2025.
Stock Ownership Policy
The Company has adopted a stock ownership and holding policy for our executive officers. The primary objectives of the policy are to create financial incentives that align the interests of executive officers with strong operating and financial performance of the Company and encourage executive officers to operate the business of the Company with a long-

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term perspective. The guidelines set minimum levels of stock ownership for our officers to achieve and maintain. For executive officers, the guidelines are:

Executive Level	Stock Ownership Guidelines
Chief Executive Officer	6x base salary
Chief Financial Officer, Executive and Senior Vice Presidents	3x base salary
Vice Presidents	2x base salary
Based on FW Cook's review of competitive benchmark data, we believe our stock ownership guidelines are aligned to prevalent market practices.
The policy does not require executive officers to immediately acquire shares in an amount sufficient to meet the holding requirement. However, until the holding requirement is met, executive officers are subject to certain restrictions on their ability to dispose of shares of Company stock. The CEO is required to retain 100% of her shares acquired prior to February 2011. All executive officers are required to retain an amount of shares equal to 50% of their net after-tax performance-based equity awards until the holding requirement is met. The number of shares required to satisfy the stock ownership requirements is re-calculated annually, based on the closing price of the Company’s common stock on the date of the calculation.
The Compensation, Culture and Talent Committee also reviews each officer’s holdings annually to ensure that appropriate progress toward the ownership goal is being made. All of our officers either meet the stock ownership requirement or are on track to do so as required under the policy. Our stock ownership policy for non-employee directors is described on page 27 of this Proxy Statement.
Equity Grant Practices
Under the terms of our Stock Incentive Plan, the Compensation, Culture and Talent Committee is authorized to make grants of equity awards but may delegate this authority as it deems appropriate. The Compensation, Culture and Talent Committee has delegated authority to our CEO to make annual discretionary grants of RSUs with performance-based or time-based vesting conditions to non-executive employees for the purposes of attracting and retaining qualified employees. For 2024, the maximum RSU value that the CEO was authorized to award was $1,000,000 in the aggregate and $100,000 per award. The Compensation, Culture and Talent Committee has not delegated the authority to make awards to executive officers.
The Compensation, Culture and Talent Committee expects to continue to grant equity awards to executive officers and other key employees, and to delegate authority to our CEO to make limited discretionary equity awards for attraction and retention purposes to non-executives. We also expect to continue to make annual grants of restricted stock units with time-based vesting conditions to the Company’s directors.
The Compensation, Culture and Talent Committee has not adopted a formal policy governing the timing of equity awards. However, the Compensation, Culture and Talent Committee has generally made awards to executive officers in the first quarter of the fiscal year and to directors in the third quarter, and expects to continue this practice.

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Incentive Compensation Clawback and Cancellation Policy
The Company has adopted an incentive Compensation Clawback and Cancellation Policy (Clawback Policy) administered by the independent members of the Board, that provides for the recoupment of incentive compensation if (1) the Company restates (as defined in the Clawback Policy) its financial statements and such recoupment is required under the NYSE listing standards or is otherwise determined appropriate by the independent directors, or (2) the independent directors determine that a current or former employee covered under the Clawback Policy has engaged in egregious misconduct resulting in actual or potential reputational or financial harm to the Company. The policy applies to current and former executive officers, participants in the Company’s ACI Plan, and recipients of awards under the Company’s Stock Incentive Plan (together, “Covered Employees”) as set forth below.
In the case of an accounting restatement, the Clawback Policy provides for the mandatory recovery from any current or former executive officer of covered cash- and equity-based incentive compensation paid or earned based on the achievement of financial performance measures in excess of the amounts that would have been paid or earned based on the restated financial results, unless such recovery is impracticable (as defined in the Clawback Policy). The independent directors have discretion to apply these recoupment provisions more broadly than required under the Clawback policy, including to any current or former Covered Employee.
In the case of egregious misconduct (as defined in the Clawback Policy), the Clawback Policy permits the recoupment from a Covered Employee of cash- and equity-based incentive compensation if such compensation is earned by or awarded to such Covered Employee during the three years preceding the date on which the Company discovers such misconduct. The independent directors have sole discretion in determining whether a Covered Employee has engaged in egregious misconduct and also may authorize the cancellation or forfeiture of unpaid or unvested incentive compensation.
Under the Clawback Policy, the independent directors have sole discretion to determine the method for recouping or canceling incentive compensation. A copy of the Clawback Policy is filed as Exhibit 97.1 to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2024 filed with the SEC on February 14, 2025.
Impacts of Regulatory Requirements
Tax Deductibility of Compensation Expense. Section 162(m) of the Internal Revenue Code generally places a $1 million limit on the amount of compensation a publicly held company can deduct in any tax year on compensation paid to “covered employees.” Prior to the passage of the 2017 Tax Cuts and Jobs Act, performance-based compensation paid to our “covered employees,” such as annual cash incentives and performance-based RSUs, was generally excluded from this $1 million deduction limit. As a result of changes in the tax law, this previously-available exclusion for performance-based compensation is generally no longer available after 2017. While the Compensation, Culture and Talent Committee considers tax deductibility as one of many factors in determining executive compensation, the Compensation, Culture and Talent Committee will award compensation that it determines to be consistent with the goals of our executive compensation program even if such compensation is not tax deductible by the Company and may modify compensation that was initially intended to be tax deductible if it determines that such modifications are consistent with the Company’s business needs. Thus, a majority of the amounts payable under our executive compensation arrangements will not be tax deductible or, if initially intended to be tax deductible, may not actually receive this treatment.
Other Tax, Accounting and Regulatory Considerations. Many other Internal Revenue Code provisions, SEC regulations and accounting rules affect the design of executive pay. They are taken into consideration to create and maintain plans that are intended to comply with these requirements and that our Compensation, Culture and Talent Committee believes are effective and in the best interests of our Company and our shareholders.

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Executive Compensation Tables
SUMMARY COMPENSATION TABLE
The table below summarizes the compensation paid or earned by the named executive officers for our fiscal year ended December 31, 2024 and the two prior fiscal years if applicable to the individual.

Name and Principal Position	Year	Salary $(1)	Bonus $(2)	Stock Awards $(3)	Non-Equity Incentive Plan Compensation $(4)	Change in Pension Value and Non-Qualified Deferred Compensation Earnings $(5)	All Other Compensation $(6)	Total $

Maria Pope President and CEO	2024	1,157,916	—	4,609,255	1,181,404	66,792	351,658	7,367,025
	2023	1,144,080	—	4,181,138	1,195,782	155,103	289,654	6,965,757
	2022	1,065,607	—	3,882,327	1,002,781	38,324	305,884	6,294,923
Joe Trpik Senior Vice President, CFO	2024	632,471	—	969,235	421,854	—	256,818	2,280,378
	2023	302,308	200,000	2,087,421	410,214	—	190,307	3,190,250
Benjamin Felton Executive Vice President, Chief Operating Officer	2024	678,862	—	1,213,312	452,976	1,636	120,686	2,467,472
	2023	487,500	100,000	2,163,726	324,753	404	57,236	3,133,619
Angelica Espinosa Senior Vice President, Chief Legal and Compliance Officer	2024	541,082	—	769,218	336,036	3,433	61,775	1,711,544
	2023	511,432	—	555,243	325,142	4,398	66,258	1,462,473
	2022	433,299	150,000	639,852	219,797	3,153	32,446	1,478,547
John McFarland Vice President, Chief Commercial and Customer Officer	2024	250,220	100,000	1,064,133	137,092	—	25,293	1,576,738
1.Amounts in the Salary column include base salary earned, including paid time off taken, and, where applicable, the value of paid time off deferred under the 2005 MDCP.
2.Amount shown in the Bonus column for 2022 for Ms. Espinosa represents a portion of her sign-on bonus paid in 2022. Amounts shown in the Bonus column for 2023 for Mr. Trpik and Mr. Felton represents sign-on bonuses paid in 2023. Amount shown in the Bonus column for 2024 for Mr. McFarland represents a sign-on bonus paid in 2024.
3.Amounts shown in the Stock Awards column represent the aggregate grant date fair value of PSU and RSU awards, computed in accordance with FASB ASC Topic 718, Compensation Stock Compensation, excluding the effect of estimated forfeitures related to service-based vesting. The grant date fair values reported above will likely vary from the actual amount realized by the named executive officer based on a number of factors, including the number of RSUs and PSUs that ultimately vest and the closing market price of our common stock on the vesting date. For RSUs, we calculate grant date fair value by multiplying the number of shares underlying the award by the NYSE closing price per share of our common stock on the grant date. For PSUs, we calculate grant date fair value by assuming the satisfaction of performance-based goals at the “target” level for all metrics other than TSR and multiplying the corresponding number of shares earned by the NYSE closing price per share of our common stock on the grant date. For the TSR portion of the PSUs, fair value is determined using a Monte Carlo simulation. See Note 14 to the Consolidated Financial Statements in our Annual Report on Form 10-K for the year ended December 31, 2024 for additional details regarding the assumptions made in the valuations reflected in this column.

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If the maximum number of shares issuable under the PSUs had been used to calculate the grant date fair value of the PSUs, the value of the PSUs and the aggregate grant-date fair value of all stock awards for 2024 would have been as follows:

Name	Maximum 2024 PSU Value ($)	Maximum Total 2024 Stock Award Value ($)

Maria Pope	6,522,156	7,870,333
Joseph Trpik	1,371,475	1,654,972
Benjamin Felton	1,716,838	2,071,731
Angelica Espinosa	1,088,481	1,313,458
John McFarland	435,343	1,281,804
4.Amounts in the Non-Equity Incentive Plan Compensation column represent cash incentive awards earned under the Company's Annual Cash Incentive Plan (ACI Plan). The terms of the 2024 awards are discussed on page 50 in the section entitled “Annual Cash Incentive Awards.”
5.Amounts in this column include the increase in the actuarial present value of the named executive officers' accumulated benefits under the Portland             General Electric Company Pension Plan (for Ms. Pope who is the only participant in such plan) and for all named executive officers', certain above market earnings on compensation deferred under the 2005 MDCP, as further described in the table below addressing Non-Qualified Deferred Compensation.
6.The amounts in the All Other Compensation table for 2024 are described in the table below:

Name	Dividend Equivalent Rights ($)(a)	401(k) Contributions ($)(b)	Contributions to 2005 MDCP ($)(c)	HSA Contributions ($)(d)	PTO Balance Payout ($)(e)	Long-Term Disability Insurance ($)(f)	Other ($)(g)	Gross-up ($)(h)	Total ($)(i)

Maria Pope	321,471	20,700	1,605	1,150	—	6,302	429	—	351,658
Joseph Trpik	20,395	35,146	—	1,150	—	3,690	106,516	89,920	256,818
Benjamin Felton	26,149	36,898	6,673	1,150	—	3,964	25,102	20,751	120,686
Angelica Espinosa	17,257	37,400	3,000	1,062	—	2,945	111	—	61,775
John McFarland	—	23,417	—	531	—	1,346	—	—	25,293
a.Represents the value of dividend equivalent rights earned under restricted stock unit awards, which is not included in the Stock Awards column in the Summary Compensation Table.
b.Represents Company contributions to the named executive officers' accounts under the 401(k) Plan.
c.Represents Company contributions to the named executive officers' accounts under the 2005 MDCP. See page 74 under the heading "Non-Qualified Deferred Compensation" for a discussion of the terms of the 2005 MDCP.
d.Represents Company contributions to named executive officers' individual health savings accounts. Includes the value of wellness plan incentive rewards.
e.In 2024 there were no one-time paid time off (PTO) balance payouts.
f.In 2024 there were no tax gross-ups associated with Long-Term Disability Insurance.
g.In 2024 Mr. Felton and Mr. Trpik were provided with certain moving expenses reimbursements, which does not include tax gross-ups, as part of their relocation expenses. In 2024 Mr. McFarland received a sign-on bonus payment of $100,000 to cover moving and other expenses.
h.In 2024, Mr. Felton and Mr. Trpik were provided with moving expenses resulting in the tax gross-up amounts.
i.Includes the total value of the preceding columns.

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GRANTS OF PLAN-BASED AWARDS
Our named executive officers participated in incentive compensation plans that are designed to encourage high levels of performance on both a short-term and long-term basis. Performance-based annual cash bonuses were provided under the annual cash incentive award plan. Long-term equity incentives were provided under our 2024 Long-Term Incentive Award plan and granted under our Stock Incentive Plan.
The following table summarizes grants of plan-based awards made to the named executive officers in 2024.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards (Number of Units)(3)	Grant Date Fair Value of Stock Awards ($)(4)

Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (Number of Shares)	Target (Number of Shares)	Max (Number of Shares)

Maria Pope	2/9/2024	615,250	1,230,500	2,461,000	—	—	—	—	—
	2/9/2024	—	—	—	31,372	78,429	156,858	—	3,261,078
	2/9/2024	—	—	—	—	—	—	33,612	1,348,177
Joseph Trpik	2/9/2024	219,692	439,384	878,768	—	—	—	—	—
	2/9/2024	—	—	—	6,597	16,492	32,984	—	685,737
	2/9/2024	—	—	—	—	—	—	7,068	283,497
Benjamin Felton	2/9/2024	235,900	471,800	943,600	—	—	—	—	—
	2/9/2024	—	—	—	8,258	20,645	41,290	—	858,419
	2/9/2024	—	—	—	—	—	—	8,848	354,893
Angelica Espinosa	2/9/2024	175,000	350,000	700,000	—	—	—	—	—
	2/9/2024	—	—	—	5,236	13,089	26,178	—	544,241
	2/9/2024	—	—	—	—	—	—	5,609	224,977
John McFarland(5)	7/1/2024	71,395	142,789	285,578	—	—	—	—	—
	7/1/2024	—	—	—	2,094	5,235	10,470	—	217,671
	7/1/2024	—	—	—	—	—	—	2,243	96,494
	7/1/2024	—	—	—	—	—	—	17,433	749,968
1.These columns show the range of potential payouts for cash incentive awards granted in 2024 under our ACI Plan. The amounts shown in the Threshold column reflect payouts at threshold performance, which are 50% of target awards. The amounts in the Target column reflect payouts at target performance, which are 100% of the target awards. The amounts shown in the Maximum column reflect maximum payouts, which are 200% of the target awards. See the section of the Compensation Discussion and Analysis entitled “Annual Cash Incentive Awards” beginning on page 50 for a description of the material terms of these awards.
2.These columns show the estimated range of potential payouts for awards of PSUs granted in 2024 with a three-year performance period under our Stock Incentive Plan. The amounts shown in the Threshold column reflect the minimum number of PSUs that could vest, which is 40%, after the relative total shareholder return modifier is applied, of the target amount shown in the Target column. The number of PSUs shown in the Maximum column is equal to 200% of the target amount. See the section of the Compensation Discussion and Analysis entitled “Long-Term Incentive Awards” beginning on page 57 for a description of the material terms of these awards.
3.This column shows the number of RSUs granted to the named executive officers in 2024. See the section of the Compensation Discussion and Analysis entitled "2024 RSUs" beginning on page 60 for a description of the material terms of these awards.
4.The grant date fair values for the PSUs assume performance at target levels.
5.As part of Mr. McFarland's terms of employment, his non-equity incentive plan award was based on his prorated salary, or actual base pay received for the year. His equity based annual performance award and time-based award were prorated based on his hire date (July 1, 2024) and he was provided with a one-time time-based award on July 1, 2024 with a grant value of $750,000 with special vesting conditions of $250,000 of the grant value vesting on February 14, 2025, $250,000 vesting on February 13, 2026 and $250,000 vesting on February 12, 2027.

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OUTSTANDING EQUITY AWARDS AT YEAR-END
The following table summarizes the grants of equity awards that were outstanding as of December 31, 2024, for our named executive officers. These awards consist of performance based and service based restricted stock units.

Name	Grant Date	Number of Units of Stock That Have Not Vested	Market Value of Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Units That Have Not Vested	Equity Incentive Plan Awards: Market Value of Unearned Units That Have Not Vested ($)(1)

Maria Pope	2/11/2022(2)	—	—	56,912	2,482,501
	2/11/2022(3)	8,130	354,648	—	—
	02/10/2023(4)	—	—	64,296	2,804,585
	02/10/2023(5)	18,371	801,323	—	—
	2/9/2024(6)	—	—	81,050	3,535,404
	2/9/2024(7)	34,735	1,515,154	—	—
Joseph Trpik	6/30/2023(4)	—	—	14,218	620,174
	6/30/2023(5)	4,063	177,219	—	—
	6/30/2023(8)	7,899	344,572	—	—
	2/9/2024(6)	—	—	17,043	743,423
	2/9/2024(7)	7,304	318,610	—	—
Benjamin Felton	4/15/2023(4)	—	—	10,759	469,306
	4/15/2023(5)	3,075	134,128	—	—
	4/15/2023(8)	14,023	611,677		—
	2/9/2024(6)	—	—	21,335	930,630
	2/9/2024(7)	9,144	398,848	—	—
Angelica Espinosa	2/11/2022(2)	—	—	6,448	281,257
	2/11/2022(3)	921	40,195	—	—
	02/10/2023(4)	—	—	8,539	372,466
	02/10/2023(5)	2,439	106,392	—	—
	2/9/2024(6)	—	—	13,526	590,023
	2/9/2024(7)	5,796	252,841	—	—
John McFarland	7/1/2024(6)	—	—	5,289	230,717
	7/1/2024(7)	2,266	98,853	—	—
	7/1/2024(8)	17,614	768,306	—	—
1.Market value is based on the NYSE closing price of our common stock on December 31, 2024, which was $43.62.
2.Amounts in these rows relate to awards of PSUs with a three-year performance period ending December 31, 2024 granted under the 2022 LTI Award Program. Pursuant to SEC rules, the PSUs are represented at the target amount of shares that may be earned under the awards. The actual number of shares that will vest under the PSUs (if any) will be determined based on the Company’s performance relative to the metrics for the awards (ROE as a percentage of allowed ROE, EPS growth, clean energy and relative TSR), subject to the approval of the Compensation, Culture and Talent Committee. The amount shown does not represent an estimate of the actual achievement to date under the PSU awards.
3.Amounts in these rows relate to the award of RSUs which have the final one-third vesting on February 14, 2025.
4.Amounts in these rows relate to awards of PSUs with a three-year performance period ending December 31, 2025 granted under the 2023 LTI Award Program. Pursuant to SEC rules, the PSUs are represented at the target amount of shares that may be earned under the awards. The actual number of shares that will vest under the PSUs (if any) will be determined based on the Company’s performance relative to the metrics for the awards (ROE as a

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percentage of allowed ROE, EPS growth, clean energy and relative TSR), subject to the approval of the Compensation, Culture and Talent Committee. The amount shown does not represent an estimate of the actual achievement to date under the PSU awards.
5.Amounts in these rows relate to the award of RSUs with a one-third vesting on each February 14 of 2025 and 2026.
6.Amounts in these rows relate to awards of PSUs with a three-year performance period ending December 31, 2026 granted under the 2024 LTI Award Program. Pursuant to SEC rules, the PSUs are represented at the target amount of shares that may be earned under the awards. The actual number of shares that will vest under the PSUs (if any) will be determined based on the Company’s performance relative to the metrics for the awards (ROE as a percentage of allowed ROE, EPS growth, clean energy and relative TSR), subject to the approval of the Compensation, Culture and Talent Committee. The amount shown does not represent our estimate of the actual achievement to date under the awards.
7.Amounts in these rows relate to the award of RSUs with a one-third vesting on each February 14 of 2025, 2026 and 2027.
8.Amounts in these rows relate to the award of RSUs in connection with commencement of employment, not inclusive of dividend equivalent units, for the below:

Name	Grant Date	Vest Date	Number of Units
Joseph Trpik	6/30/2023	6/30/2023	8,541
	6/30/2023	7/31/2024	8,541
	6/30/2023	7/31/2025	7,474
Benjamin Felton	4/15/2023	4/15/2023	3,030
	4/15/2023	4/15/2024	13,134
	4/15/2023	4/15/2025	13,134
John McFarland	7/1/2024	2/14/2025	5,811
	7/1/2024	2/13/2026	5,811
	7/1/2024	2/12/2027	5,811
STOCK UNITS VESTED
The following table shows, for each of the named executive officers, the number and aggregate value of restricted stock units and related dividend equivalent rights that vested during 2024.

Name	Number of Shares Acquired on Vesting of Restricted Stock Units(1)	Value Realized on Vesting ($)(2)

Maria Pope	84,228	3,455,338
Joseph Trpik(3)	10,899	501,966
Benjamin Felton(4)	15,214	620,538
Angelica Espinosa	6,312	252,781
John McFarland(5)	—	—
1.The amounts shown in this column constitute the aggregate number of PSUs and/or RSUs, together with related dividend equivalent rights, that vested in 2024. The amounts shown include shares that were withheld for applicable taxes. See page 61 under the heading “Service Requirement” and page 60 under the heading “2024 RSU Awards” for a discussion of the vesting conditions of the PSUs and RSUs, respectively.
2.Pursuant to SEC rules, the “value realized” on the vesting of PSUs and related dividend equivalents is equal to the number of shares that vested multiplied by the NYSE closing price of the Company’s common stock on the vesting date.
3.Mr. Trpik joined the Company in 2023. Units vested reflect a time-based RSU award which vested 8,541 units on June 30, 2023, 8,541 units, plus associated dividend equivalent units on July 31, 2024 and the final 7,474 units, plus associated dividend equivalent units, on July 31, 2025.
4.Mr. Felton joined the Company in 2023. Units vested reflect a time-based RSU award which vested 3,030 units on April 15, 2023, 13,134 units, plus associated dividend equivalent units on April 15, 2024 and the final 13,134 units, plus associated dividend equivalent units, on April 15, 2025.
5.Mr. McFarland joined the Company July 1, 2024 and had no activity relating to PSU and/or RSU award vesting.

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PENSION BENEFITS
The following table shows the actuarial present value of Ms. Pope’s accumulated benefit under the Pension Plan as of December 31, 2024. The Pension Plan was closed to new participants before Mr. Trpik, Mr. Felton, Ms. Espinosa, and Mr. McFarland joined the Company.

Name	Plan Name	Number of Years Credited Service	Present Value of Accumulated Benefit
Maria Pope	Pension Plan	16	$717,819
Participants in the Pension Plan earn benefits under the plan during each year of employment. Participants are vested in plan benefits after 5 years of service. Normal retirement age under the plan is 65. An early retirement benefit is available to participants after age 55, but benefits are reduced for each year prior to the participant's normal retirement date, using early retirement factors and based on the benefit formula described below. Ms. Pope qualified for early retirement as of December 31, 2022.
For non-union plan participants, the basic monthly pension benefit is based on Final Average Earnings (FAE), defined as the highest consecutive 60 months of earnings (base pay paid, excluding reductions due to income deferrals) during the last 120 months of employment.
The basic pension benefit under the plan is calculated as follows:

Monthly Benefit	=	1.2% of FAE for first 30 years of service	+	0.5% of FAE in excess of 30-Year Average of Social Security Taxable Wage Base	+	0.5% of FAE for each year of service over 30 years
The normal form of payment for a participant who does not have a spouse is a straight life annuity, which makes periodic payments to the participant until his or her death. The normal form of payment if the participant has a spouse is a contingent annuity, which makes full payments for the life of the participant and thereafter 50% of the full payments until the death of the spouse if he or she survives the participant.
Pension Plan calculations are based on assumptions that are reviewed annually with the Company’s actuaries. The benefit calculation shown in the table above assumes normal retirement at age 65 (or current age if later), a discount rate of 5.70% and mortality assumptions based on the Generational Annuitant Mortality (PRI-2012 with white collar adjustment and MP2021 projection with 0% improvement in 2020-2023 and convergence to SSA smoothed long-term rates). These assumptions are the same ones used for financial reporting purposes.
The 2005 MDCP provide a benefit to compensate participants for Pension Plan benefits that are lower due to salary deferrals under the 2005 MDCP. These deferrals reduce a participant’s Final Average Earnings, on which Pension Plan benefits are based. The present value of the reduction in Pension Plan benefits due to salary deferrals is calculated as a lump sum upon termination of employment and added to the participant’s deferred compensation plan account balance. The aggregate present value of this benefit is reflected in the Pension Benefits table above.

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NON-QUALIFIED DEFERRED COMPENSATION
Our 2005 Management Deferred Compensation Plan (2005 MDCP) allows executives and a select group of management and highly compensated employees to elect on a year-by-year basis to defer the receipt of up to 80% of their base salary and 100% of their cash incentive compensation for payment in installments or in a lump sum future date in connection with a separation of employment. Additionally, a participant can elect to defer PTO. In 2024, the maximum number of hours of PTO that a participant may defer annually is the lesser of (i) 160 or (ii) total projected PTO hours for the year less 152. The following table shows the named executive officers’ contributions and earnings in 2024 and balances as of December 31, 2024 under the 2005 MDCP. The accompanying narrative describes key provisions of the plan.

Name	Plan	Executive Contributions in 2024 ($)(1)	Company Contributions in 2024 ($)(2)	Aggregate Earnings in 2024 ($)	Aggregate Balance at 12/31/2024 ($)(3)

Maria Pope	2005 MDCP	135,088	1,605	119,744	2,127,938
Joseph Trpik	2005 MDCP	—	—	—	—
Benjamin Felton	2005 MDCP	280,876	6,673	15,393	397,459
Angelica Espinosa	2005 MDCP	138,125	3,000	30,047	590,316
John McFarland	2005 MDCP	—	—	—	—
1.Amounts in this column include salary and paid-time-off deferrals that are reflected in the Salary column of the Summary Compensation Table, as well as cash incentive award deferrals for 2023 deferred in 2024 that are reflected in the Non-Equity Incentive Plan Compensation column of the Summary Compensation Table.
2.Amounts in this column include a Company matching contribution of 3% of annual base salary deferred under the applicable plan. These amounts are included in the Summary Compensation Table under “All Other Compensation.”
3.Amounts included in this column were reported as compensation to the named executive officer in the Company’s Summary Compensation Table for previous years.
For 2024, participants could also contribute cash payments in lieu of up to 160 hours of canceled paid time off. The
Company provides a 3% matching contribution on employee base salary deferrals. Deferral elections must be made no later than December 31 of the taxable year preceding the year in which the compensation is earned. Amounts deferred under the 2005 MDCP accrue interest that is 0.5% higher than the annual yield on Moody’s Average Corporate Bond Yield Index. Interest rates are established in the plan document, which is administered by a management-level committee.
Payments are triggered by termination of employment, beginning six months after separation from service; a participant’s account balance during the six-month delay continues to accrue interest. Under both plans, benefits are paid in one of the following forms, as elected by the participant in a payment election form filed each year for the following year’s deferrals: (i) a lump-sum payment or (ii) monthly installments in equal payments of principal and interest over a period of up to 180 months. If a Participant Separates from Service upon or after attaining the age of 55, payment of any restoration of Pension Plan benefits shall be made in monthly installment payments in substantially equal payments of principal and Interest over a period of one hundred twenty (120) months, or in a lump sum if the participant is under 55 years of age.

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POTENTIAL PAYMENTS AND RIGHTS ON TERMINATION AND CHANGE IN CONTROL BENEFITS
The following plans provide benefits that may become payable to named executive officers, depending on the circumstances surrounding their termination of employment with the Company. When listing the potential payments to the named executive officers under the plans described below, it is assumed that the applicable triggering event (retirement or other termination of employment) occurred on December 31, 2024 and the price per share of the Company common stock is equal to the closing price as of the last NYSE trading day in 2024.
Executive Severance Plan
The Company provides severance benefits and change-in-control benefits to executives, including all named executive officers, under its Severance Plan. In addition, severance benefits are provided through other plans or agreements included in the following description of severance benefits.
To receive any severance benefits, named executive officers must release the Company and its affiliates from all claims arising out of the officer’s employment relationship and agree to certain confidentiality, non-competition, non-solicitation and non-disparagement restrictions in favor of the Company and its affiliates.
Severance Benefits - No Change in Control
Under the Company’s Severance Plan, executives of the Company are eligible for severance pay if they are terminated without cause, or if they voluntarily terminate employment for good reason and within 90 days following the event that constitutes good reason. Those benefits include:
•A cash lump sum payment equal to 1 times annual base salary, for non-CEO named executive officers, and 1.5 times annual base salary for the CEO;
•An amount equal to a pro-rata portion of the annual cash incentive award in effect immediately prior to termination based on the target level of performance and the period of the named executive officer's service during the award year (unless the named executive officer is retirement eligible); and
•An amount equal to 12 months of continuation coverage under COBRA for non-CEO named executive officers and 18 months for CEO (if named executive officer is eligible for and timely elects COBRA coverage).
Severance Benefits - Change in Control
Under the Company's Severance Plan, executives of the Company are eligible for severance pay if they are terminated within 24 months after a change in control event. Those benefits include:
•A cash lump sum payment equal to 1.5 times, for Mr. McFarland, 2 times, for Mr. Trpik, Mr. Felton and Ms. Espinosa, and 2.5 times, in the case of Ms. Pope, of the sum total of (i) annual base salary at the highest rate in effect during the preceding 24 months, and (ii) the target annual cash incentive award in effect immediately prior to the start of the 24 month period;
•An amount equal to a pro-rata portion of the annual cash incentive award in effect immediately prior to termination based on the target level of performance and the period of the named executive officer's service during the award year (unless the named executive officer is retirement eligible); and
•An amount equal to 18 months of continuation coverage under COBRA for Mr. McFarland, 24 months for Mr. Trpik, Mr. Felton and Ms. Espinosa, and 30 months for Ms. Pope (if the named executive officer is eligible for and timely elects COBRA coverage).

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For purposes of the plan, the terms “change in control,” “cause,” and “good reason” have the following meanings:
“Change in control” means any of the following:
•A person or entity becomes the beneficial owner of Company securities representing more than 30% of the combined voting power of the Company’s then outstanding voting securities;
•During any period of two consecutive years, individuals who at the beginning of the period (the Incumbent Board) cease to constitute at least a majority of the Board of Directors, provided, that any individual becoming a director subsequent to the beginning of such two year period, whose election to the Board of Directors or nomination for election to the Board of Directors by the Company’s shareholders was approved by a vote of at least two-thirds of the directors then comprising the Incumbent Board shall be considered as though such individual was a member of the Incumbent Board, but excluding for this purpose, any such individual whose initial assumption of office occurs in connection with or as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents;
•There occurs a consummation of a reorganization, merger, statutory share exchange or consolidation or similar transaction involving the Company or any of its subsidiaries, other than a merger or consolidation which would result in the holders of the voting securities of the Company outstanding immediately prior thereto holding immediately thereafter securities representing, directly or indirectly, more than 50% of the combined voting power of the voting securities of the Company or other surviving entity outstanding immediately after such merger or consolidation; or
•The shareholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets.
A Change in Control shall not be deemed to have occurred if holders of common stock of the Company continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company as a result of a transaction or a series of integrated transactions.
“Good reason” means the occurrence of any of the following conditions:
•A material adverse change in the nature of the executive’s duties or responsibilities (for avoidance of doubt, ceasing to be the Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, Chief Legal Officer or Chief Human Resources Officer of a public company shall constitute a material adverse change);
•A material reduction in the executive’s base compensation or short-term cash incentive compensation opportunities; or
•A mandatory relocation of the executive’s principal place of work in excess of 50 miles.
“Cause” in the case of a termination that occurs within two years of a change in control is defined as:
•The substantial and continuing failure of the executive to perform substantially all of his or her duties to the Company (other than a failure resulting from incapacity due to physical or mental illness), after 30 days notice from the Company;
•The material breach of law or written Company policy, applicable to the executive, including, but not limited to the Company's Code of Business Ethics and Conduct, that could result in significant reputation or financial harm to the Company;
•Dishonesty, gross negligence or breach of fiduciary duty;
•The commission of an act of fraud or embezzlement, as found by a court of competent jurisdiction;
•The conviction of a felony;

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Executive Compensation Tables	Table of Contents

•A material breach of the terms of an agreement with the Company, provided that the Company provides the executive with adequate notice of the breach and the executive fails to cure the breach within 30 days after receipt of notice; or
•any other misconduct by the executive that would justify the recoupment or cancellation of compensation under the Company's Incentive Compensation Clawback and Cancellation Policy.
Equity and Payment Acceleration in Change in Control, Death, Disability or Retirement and the "Rule of 75" Vesting in Event of Change in Control
Stock Incentive Plan. Under the terms of the Stock Incentive Plan, in the event of a change in control of the Company, the Compensation, Culture and Talent Committee may accelerate distribution of stock awards, provide payment to the participant of cash or other property equal to the fair market value of the award, adjust the terms of the award, cause the award to be assumed, or make such other adjustments to awards as the Compensation, Culture and Talent Committee considers equitable to the participant and also in the best interest of the Company and its shareholders.
PSU Awards. PSU awards for executives provide for accelerated vesting in the event of the executive’s termination following a change in control. Under the terms of the grant agreements, any PSUs that have not previously vested will vest automatically at the target level of performance as of the date of termination within two years following a change in control: (i) when the grantee’s employment is terminated by the Company without cause, or (ii) if the grantee voluntarily terminates employment for good reason within 90 days after the event constituting good reason. For purposes of the PSU awards, the terms “change in control,” “cause” and “good reason” have the same definitions as those described above under the heading “Severance Benefits- Change in Control.” The number of dividend equivalent rights would be determined in accordance with the terms of the awards, calculated as if the date of termination were the end of the performance period.
Vesting of PSUs and RSUs and Payment of ACI in Event of Death, Disability or Retirement
PSU and RSU Awards. Our PSU and RSU award agreements with the named executive officers provide for vesting of the performance RSUs in the event an officer’s employment is terminated due to the officer’s death, disability or retirement (as defined under our Pension Plan, which requires five years of service and a minimum age of 55). In the case of PSUs, the number of units that vest is determined by multiplying the performance percentage by the number of PSUs originally granted and by the percentage of the performance period that the officer was actively employed. In the case of RSUs, the number of units that vest is determined by multiplying the number of RSUs originally granted by the percentage of the vesting period that the officer was employed.
ACI Payments. Under the terms of the ACI Plan, if a participant’s employment terminates due to death, disability or retirement, the Company will pay an award to the participant or the participant’s estate, as applicable, if and when awards are payable generally to other participants under the plan. The amount of the award will be prorated to reflect the number of full and partial months during the year in which the participant was employed. The Compensation, Culture and Talent Committee can use discretion to increase or decrease awards including counting prior years' industry service towards the calculation. For the purposes of this provision, “retirement” means a participant’s termination of employment after meeting the requirements for retirement under the Pension Plan (currently age 55 with five years of service).
Vesting of PSUs and RSUs Based on “Rule of 75”
Beginning with our 2020 awards, our PSU and RSU grant agreements provide that, if a grantee satisfies the “Rule of 75” upon termination of employment for reasons other than cause, then (i) in the case of RSU awards, all unvested RSUs under the award will vest, and (ii) in the case of PSU awards, the grantee will be eligible for full vesting, based on performance results, notwithstanding early termination. For purposes of these provisions, a recipient satisfies the Rule of 75 if the recipient has no less than 5 years of service and the recipient’s age plus years of service is at least 75.

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Table of Contents	Executive Compensation Tables

Outplacement Assistance Plan
The Company maintains the Portland General Electric Company Outplacement Assistance Plan to cover the cost of outplacement assistance for certain employees who lose their jobs as a result of corporate, departmental or work group reorganization, including the elimination of a position or similar business circumstances. Eligible management employees, including the named executive officers, are offered the services of an outside outplacement consultant for three to twelve months, with the exact length of the services determined by the Compensation, Culture and Talent Committee.
The tables below show the estimated value of payments and other benefits to which the named executive officers would be entitled under the Company’s plans and programs upon termination of employment in specified circumstances and following a change in control of the Company. The amounts shown assume (only for purposes of illustration and not as an expectation or projection about the future) that the effective date of the termination or change in control was December 31, 2024. Benefits that (i) do not discriminate in favor of executive officers and are generally available to salaried employees or (ii) are disclosed above under “Pension Benefits” and “Non-Qualified Deferred Compensation” are not shown in the tables below.

Maria Pope

Benefit Plan or Award	Voluntary Termination ($)	Involuntary Not for Cause Termination ($)	Change in Control ($)	Termination Following Change in Control ($)	Death or Disability ($)

Severance Pay Plan(1)	—	1,648,732	—	5,824,137	—
PSUs(2)(3)	6,143,179	6,143,179	—	6,409,174	6,143,179
RSUs(4)	2,671,126	2,671,126	—	2,671,126	2,671,126
Annual Cash Incentive Award(5)	1,181,404	1,181,404	—	1,181,404	1,181,404
Outplacement Assistance Plan(6)	—	25,000	—	25,000	—
Total	9,995,709	11,669,441	—	16,110,841	9,995,709

Joseph Trpik

Benefit Plan or Award	Voluntary Termination ($)	Involuntary Not for Cause Termination ($)	Change in Control ($)	Termination Following Change in Control ($)	Death or Disability ($)

Severance Pay Plan(1)	—	1,100,155	—	2,641,310	—
PSUs(2)(3)	—	—	—	1,378,087	682,391
RSUs(4)	—	—	—	840,400	454,599
Annual Cash Incentive Award(5)	—	—	—	—	421,854
Outplacement Assistance Plan(6)	—	25,000	—	25,000	—
Total	—	1,125,155	—	4,884,797	1,558,844

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Executive Compensation Tables	Table of Contents

Benjamin Felton

Benefit Plan or Award	Voluntary Termination ($)	Involuntary Not for Cause Termination ($)	Change in Control ($)	Termination Following Change in Control ($)	Death or Disability ($)

Severance Pay Plan(1)	—	1,178,355	—	2,829,910	—
PSUs(2)(3)	—	—	—	1,444,520	616,918
RSUs(4)	—	—	—	1,144,653	701,799
Annual Cash Incentive Award(5)	—	—	—	—	452,976
Outplacement Assistance Plan(6)	—	25,000	—	25,000	—
Total	—	1,203,355	—	5,444,083	1,771,693

Angelica Espinosa

Benefit Plan or Award	Voluntary Termination ($)	Involuntary Not for Cause Termination ($)	Change in Control ($)	Termination Following Change in Control ($)	Death or Disability ($)

Severance Pay Plan(1)	—	879,155	—	2,108,310	—
PSUs(2)(3)	—	—	—	973,075	449,155
RSUs(4)	—	—	—	399,429	180,350
Annual Cash Incentive Award(5)	—	—	—	—	336,036
Outplacement Assistance Plan(6)	—	25,000	—	25,000	—
Total	—	904,155	—	3,505,814	965,541

John McFarland

Benefit Plan or Award	Voluntary Termination ($)	Involuntary Not for Cause Termination ($)	Change in Control ($)	Termination Following Change in Control ($)	Death or Disability ($)

Severance Pay Plan(1)	—	821,155	—	1,528,732	—
PSUs(2)(3)	—	—	—	233,585	63,031
RSUs(4)	—	—	—	867,159	177,053
Annual Cash Incentive Award(5)	—	—	—	—	137,092
Outplacement Assistance Plan(6)	—	25,000	—	25,000	—
Total	—	846,155	—	2,654,476	377,176

78 | Portland General Electric	2025 Proxy Statement

Table of Contents	Executive Compensation Tables

1.The amounts shown in the Involuntary Not for Cause Termination column consist of severance payments equal to 18 months of base salary and COBRA coverage for the CEO and 12 months of base salary and COBRA coverage for all other executives at December 31, 2024 salary levels, retirement eligible executives receive a prorated annual cash incentive (ACI), per the ACI plan document; for those not retirement eligible the lump sum also includes target annual cash incentive prorated to termination. The amounts shown in the Termination Following Change in Control column consist of 30 months of base salary plus target ACI plus COBRA coverage for the CEO, 24 months of base salary plus target ACI plus COBRA coverage for the CFO, executive vice and senior vice executives, and 18 months of base salary plus target ACI plus COBRA coverage for all other executives at December 31, 2024 salary levels, COBRA rates and target ACI award for 2024.
2.Amounts in the Voluntary Termination, Involuntary Not for Cause Termination and Death or Disability columns reflect the value at December 31, 2024 of PSUs granted in 2023 and 2024, assuming performance at 114.80% and 80.84% of target, respectively. The payout percentages for the PSU awards are based on forecasted results. The values reflect the NYSE closing price of the Company’s common stock on December 31, 2024 ($43.62). No amounts are shown for Mr. Trpik, Mr. Felton, Ms. Espinosa and Mr. McFarland in the Voluntary Termination or Involuntary Not for Cause columns because at December 31, 2024 these officers were not retirement-eligible or Rule of 75 eligible, as defined in the Pension Plan. See above under the heading “Vesting of PSUs and RSUs in Event of Death, Disability or Retirement” and "Vesting of PSUs and RSUs Based on “Rule of 75.”
3.Amounts in the Termination Following Change in Control column constitute the value at December 31, 2024 of PSUs granted in 2023 and 2024. These grants included provisions for accelerated vesting in the event of a termination following a Change in Control, as described in the narrative above. The value shown reflects the closing price of the Company’s common stock on December 31, 2024 ($43.62).
4.The amounts shown in the Voluntary Termination and Death or Disability columns reflect the value at December 31, 2024 of outstanding RSUs. No values are shown in the Voluntary Termination column for Mr. Trpik, Mr. Felton, Ms. Espinosa and Mr. McFarland because they were not retirement-eligible or Rule of 75 eligible, as defined under the Company’s Pension Plan, at December 31, 2024. See above under the heading “Vesting of PSUs and RSUs in Event of Death, Disability or Retirement” and "Vesting of PSUs and RSUs Based on “Rule of 75.”
5.Amounts shown in this row consist of payouts under awards made pursuant to the ACI Plan. No amounts are shown in the Voluntary Termination column for Mr. Trpik, Mr. Felton, Ms. Espinosa and Mr. McFarland because at December 31, 2024 these officers were not retirement eligible as defined in the Pension Plan, which is required for payment in the event of voluntary termination under the terms of the ACI Plan. See above under the heading “ACI Plan” for additional details.
6.Amounts in this row are the estimated value of outplacement assistance consulting services the named executive employee would receive, assuming that the executive is granted twelve months of outplacement assistance, at a value of $20,000 for the first nine months and $5,000 for an additional three months. See below under the heading “Outplacement Assistance Plan” for additional details.

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Pay Ratio Disclosure
In accordance with SEC rules, we are disclosing the ratio of the annual total compensation of our CEO to the annual total compensation of the individual we have identified as our median employee for this purpose.
We identified our median employee by examining 2024 taxable earnings, as reported on W-2 forms (W-2 taxable earnings), for all individuals who were employed by the Company on December 31, 2024, other than our CEO. We believe that the use of W-2 taxable earnings, which is a broad and widely used measure of annual compensation, is an appropriate measure by which to determine the median employee. We included all employees, whether employed on a full-time, part-time or seasonal basis, and we did not annualize the compensation of any full-time employee who was employed for less than the full 2024 calendar year.
After identifying the median employee based on 2024 W-2 taxable earnings, we calculated annual total compensation for the median employee using the same methodology that we use for our named executive officers as set forth in the Total column in the 2024 Summary Compensation Table. As measured using that methodology, our CEO’s annual total compensation for 2024 was $7,367,025 and our median employee’s annual total compensation for 2024 was $163,109. As a result, our 2024 CEO to median employee pay ratio was approximately 45:1.

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Pay Versus Performance Disclosure

Year	CEO Summary Compensation Table Total $	CEO Compensation Actually Paid $(2)	Other NEOs Average Summary Compensation Table Total $	Other NEOs Average Compensation Actually Paid $(2)	Value of Fixed $100 Initial Investment Based on:		Company Net Income ($ in millions)	Company-Selected Financial Measure (EPS)

					Company TSR $(4)	Peer Group TSR $(4)

2024(1)	7,367,025	6,758,853	2,009,033	1,954,181	95	134	313	$3.01
2023	6,965,757	6,406,542	2,270,592	2,277,977	90	111	228	$2.33
2022	6,294,923	7,011,717	1,550,687	1,695,306	98	122	233	$2.60
2021	5,408,355	7,834,404	1,280,247	1,605,540	102	121	244	$2.72
2020	3,510,132	1,898,352	1,165,917	798,448	80	103	155	$1.72
1.Other named executive officers (NEOs) other than the CEO, who was Ms. Pope for 2024 were as follows: Joseph Trpik, Senior Vice President, Chief Financial Officer; Benjamin Felton, Executive Vice President, Chief Operating Officer; Angelica Espinosa, Senior Vice President, Chief Legal and Compliance Officer; and John McFarland, Vice President, Chief Commercial & Customer Officer.
2.Amounts in these columns represent "Compensation Actually Paid" (CAP), as computed in accordance with Item 402(v) of Regulation S-K in the respective year. The dollar amounts do not reflect the actual amounts of compensation earned by or paid to the CEO and the other NEOs during the applicable year. To calculate the CAP for 2024, the following amounts were deducted from and added, as indicated, to the respective Summary Compensation Table (SCT) total compensation amounts:

Compensation Element	CEO CAP ($)	Average other NEOs CAP ($)
SCT total compensation	7,367,025	2,009,033
Minus SCT equity awards	(4,609,255)	(1,003,975)
Plus Year-end Fair value (FV) of equity awards granted during the year which remained outstanding and unvested	4,926,131	1,064,788
Plus FV of equity awards granted and vested during the year	—	—
Plus/Minus change in FV of equity awards unvested at the beginning of the year which remained outstanding and unvested at year-end	(674,969)	(115,319)
Plus / Minus change in FV of equity awards unvested at the beginning of the year that vested during the year	(242,717)	(347)
Minus change in actuarial present value of accumulated pension plan benefits reported in the Summary Compensation Table(3)	(52,904)	—
Plus service cost for pension plan	45,541	—
Compensation Actually Paid (CAP)	6,758,853	1,954,181	3
3.The SCT shows a change in pension value and non-qualified deferred compensation earnings for the CEO of $66,792. This is comprised of the present value of accumulated pension plan benefit of $52,904 and above market interest on the management deferred compensation plan of $13,888.
4.Reflects the cumulative total shareholder return of the UTY Index. Total shareholder return is calculated based on an assumed $100 investment as of December 31, 2019 and the reinvestment of any issued dividends through the corresponding year end. This peer group is used by the Company for purposes of Item 201(e) of Regulation S-K under the Exchange Act in the Company’s Annual Report on Form 10-K for fiscal year 2024 . The peer group for this disclosure is the UTY Index.

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Pay Versus Performance Disclosure	Table of Contents

The financial and non-financial performance measures listed below represent the most important metrics we used to link compensation actually paid for 2024 for our CEO and other named executives (as further described in our Compensation Discussion and Analysis (CD&A)).

Performance Metrics Selected	Relationship to Pay
Net Income	Annual cash incentive plan
Earnings per share	Long-term incentive plan(1)
Earnings per share growth	Long-term incentive plan
Return on equity as a percentage of allowed return on equity	Long-term incentive plan
Decarbonization	Long-term incentive plan

(1) Under the pay versus performance rules, we are required to select a single-year financial performance measure as our Company -Selected Measure for the most recently completed fiscal year. Therefore, we selected Earnings per Share (EPS) because we use EPS growth, a multi-year period metric, as a financial performance measure in our long-term incentive plan, and EPS growth is derived from EPS.

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Table of Contents	Pay Versus Performance Disclosure

2025 Proxy Statement	Portland General Electric | 83

Security Ownership of Certain Beneficial Owners, Directors and Executive Officers
On February 18, 2025 there were 109,503,224 shares of PGE common stock outstanding. The following table sets forth, as of that date unless otherwise specified, the beneficial ownership of PGE common stock of (1) known beneficial owners of more than 5% of the outstanding shares of PGE common stock, (2) each director or nominee for director, (3) each of our “named executive officers” listed in the Summary Compensation Table, and (4) our executive officers and directors as a group. Each of the persons named below has sole voting power and sole investment power with respect to the shares set forth opposite their name, except as otherwise noted.

Name and Address of Beneficial Owner	Shares of Common Stock Beneficially Owned(1)	Percent of Class

5% or Greater Holders
BlackRock, Inc.(2) 55 East 52nd Street New York, NY 10055	13,730,435	12.6%
The Vanguard Group(3) 100 Vanguard Blvd. Malvern, PA 19355	11,913,132	10.9%
Non-Employee Directors and Director Nominees
Dawn Farrell	17,896(4)	*
Marie Oh Huber	15,342(4)	*
Kathryn Jackson, PhD	21,455(4)(5)	*
Michael Lewis	11,573(4)	*
Michael Millegan	16,624(4)	*
John O'Leary	4,935(4)	*
Patricia Salas Pineda	8,320(4)	*
James Torgerson	16,573(4)	*
Named Executive Officers
Maria Pope	216,080(6)	*
Joseph Trpik	31,960(7)	*
Ben Felton	37,282(8)	*
Angelica Espinosa	21,014(9)	*
John McFarland	23,009(10)	*
Executive officers and directors as a group (15 persons)	442,063(11)	*
 * Percentage is less than 1% of PGE common stock outstanding.
1.Beneficial ownership means the sole or shared power to vote, or to direct the voting of, a security, or investment power with respect to a security, or any combination thereof. Shares of our common stock that a person has the right to acquire within 60 days of March 1, 2025 are deemed outstanding for purposes of the beneficial ownership information set forth in this column.
2.As reported on Schedule 13F filed with the SEC on February 7, 2025, reporting information as of December 31, 2024. The Schedule 13F indicates that the shares are held by 15 separate entities and that one of these entities, BlackRock Fund Advisors, beneficially owns 5% or more of the outstanding PGE common stock. According to Schedule 13F, includes sole voting power with respect to 13,511,260 shares, shared voting power with respect to 0 shares, sole dispositive power with respect to 13,730,435 shares, and shared dispositive power with respect to 0 shares.

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Table of Contents	Security Ownership of Certain Beneficial Owners and Management

3.As reported on Schedule 13F filed with the SEC on February 11, 2025, reporting information as of December 31, 2024. The Schedule 13F indicates that the shares are held by 4 separate entities and that one of these entities, Vanguard Group, Inc., beneficially owns 5% or more of the outstanding PGE common stock. According to Schedule 13F, includes sole voting power with respect to 0 shares, shared voting power with respect to 113,711 shares, sole dispositive power with respect to 11,691,848 shares, and shared dispositive power with respect to 221,284 shares.
4.Includes shares of common stock units (and dividend equivalent rights accrued thereon) as of March 1, 2025.
5.Includes 21,455 shares jointly held with Dr. Jackson's spouse, who shares voting and investment power.
6.Includes 64,262 shares of common stock that would be issued upon the vesting of restricted stock units (and dividend equivalent rights accrued thereon) that would vest within 60 days of March 1, 2025 if Ms. Pope terminates employment due to (i) death, (ii) disability, or (iii) retirement after attaining age 55 with at least five years of service. Includes 216,080 shares jointly held with Ms. Pope's spouse, who shares voting and investment power with respect to such shares.
7.Includes 8,977 shares of common stock that would be issued upon vesting of restricted stock units (and dividend equivalent rights accrued thereon) that would vest within 60 days of March 1, 2025 if Mr. Trpik terminates employment due to death or disability.
8.Includes 15,496 shares of common stock that would be issued upon vesting of restricted stock units (and dividend equivalent rights accrued thereon) that would vest within 60 days of March 1, 2025 if Mr. Felton terminates employment due to death or disability.
9.Includes 3,062 shares of common stock that would be issued upon the vesting of restricted stock units (and dividend equivalent rights accrued thereon) that would vest within 60 days of March 1, 2025 if Ms. Espinosa terminates employment due to death or disability.
10.Includes 3,434 shares of common stock that would be issued upon the vesting of restricted stock units (and dividend equivalent rights accrued thereon) that would vest within 60 days of March 1, 2025 if Mr. McFarland terminates employment due to death or disability.
11.In Item 1, “Business of this 2024 Annual Report on Form 10-K—Information about Our Executive Officers” in the Company’s 2024 Annual Report on Form 10-K filed on February 14, 2025.
Section 16(a) Beneficial Ownership Reporting Compliance - Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our executive officers and directors and any persons owning ten percent or more of our common stock to file reports with the SEC to report their beneficial ownership of and transactions in our securities and to furnish us with copies of the reports.
Based solely upon a review of the Section 16(a) reports furnished to us, along with written representations from our executive officers and directors, we believe that all required reports were timely filed during 2024, except for the following Form 4s that were inadvertently filed late:
•one Form 4 for each of Larry Bekkedahl; Angelica Espinosa; Ben Felton; John Kochavatr; Anne Mersereau; Maria Pope; Brett Sims; Joe Trpik reporting their 2024 restricted stock awards, as a result of which one transaction for each officer was not reported on a timely basis; and
•one Form 4 for Larry Bekkedahl, as a result of which one 10b5-1 stock sale transaction was not reported on a timely basis.

2025 Proxy Statement	Portland General Electric | 85

Item 3: Ratification of the Appointment of Deloitte & Touche LLP
Our Audit and Risk Committee is responsible for the selection, appointment, compensation, and oversight of the independent registered public accounting firm retained to audit the Company’s financial statements. The Audit and Risk Committee has appointed Deloitte & Touche LLP (Deloitte) as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements for the year ending December 31, 2025. The Company is asking shareholders to ratify this appointment.
Deloitte is an international accounting firm which provides leadership in public utility accounting matters. Deloitte has served as our independent registered public accounting firm since 2004. Deloitte has unique experience in auditing the financial books and records of regulated utilities.
The Audit and Risk Committee and the Board believe that the retention of Deloitte to serve as the Company’s independent registered public accounting firm for 2025 is in the best interests of the Company and its shareholders.
Although ratification is not required by law or under our bylaws or other corporate governance documents, the Board is submitting the appointment of Deloitte to our shareholders for ratification because we value our shareholders’ views on this matter and as a matter of good corporate governance. If our shareholders do not ratify the appointment, this will be considered a recommendation to the Board and the Audit and Risk Committee to consider the selection of a different firm. Even if the appointment is ratified, the Audit and Risk Committee may, in its discretion, select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its shareholders.
Representatives of Deloitte are expected to be present at our 2025 Annual Meeting and will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

What are you voting on? We are asking shareholders to ratify the appointment of Deloitte & Touche as our independent auditor.

"FOR" The Board of Directors unanimously recommends a vote "FOR" the ratification of the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm.

86 | Portland General Electric	2025 Proxy Statement

Audit and Risk Committee Matters
AUDIT AND RISK COMMITTEE REPORT
The 2024 Audit and Risk Committee is composed of the directors named below and operates under the charter adopted by the Board, posted on the Company's website at https://investors.portlandgeneral.com/corporate-governance. The Board has determined that each Audit and Risk Committee member is independent and financially literate, and that at least one member has accounting or other related financial management expertise, as such qualifications are defined in the NYSE rules, our Corporate Governance Guidelines, and/or the Audit and Risk Committee's charter. The Board has also determined that Mr. Torgerson and Mr. O'Leary, members of the committee, qualify as "audit committee financial experts" as defined by SEC rules.
The Audit and Risk Committee’s primary responsibilities are to assist the Board with oversight of the integrity of the Company’s financial statements and system of internal controls, the independent auditor’s performance, qualifications and independence, the performance of the Company’s internal audit function, the effectiveness of the Company’s Enterprise Risk Management program, and the Company’s compliance with legal and regulatory requirements.
Management is responsible for the internal controls and the financial reporting processes, including the integrity and objectivity of the financial statements. Our independent registered public accounting firm is responsible for performing an independent audit of the Company’s financial statements and internal controls over financial reporting under the standards of the Public Company Accounting Oversight Board (PCAOB) and expressing an opinion as to the conformity of the Company’s financial statements with generally accepted accounting principles and the effectiveness of its internal control over financial reporting.
In performing its oversight role, the Audit and Risk Committee has considered and discussed the audited financial statements with each of management and the independent registered public accounting firm for 2024, Deloitte & Touche LLP (Deloitte). The Audit and Risk Committee has discussed with Deloitte significant accounting policies that the Company applies in its financial statements, as well as alternative treatments and critical audit matters addressed during the audit. We have further discussed with Deloitte the matters required to be discussed under applicable PCAOB standards. We have received from Deloitte the written disclosures and the letter required by applicable PCAOB rules regarding Deloitte’s independence, discussed with Deloitte its independence, and considered whether the non-audit services provided by Deloitte are compatible with maintaining its independence.
The Audit and Risk Committee also has reviewed and discussed with the Company’s management the audited financial statements included in the Company’s 2024 Annual Report on Form 10-K, and management’s reports on the financial statements and internal control over financial reporting. Management has confirmed to the Committee that the financial statements have been prepared with integrity and objectivity and that management has maintained an effective system of internal control over financial reporting. Deloitte has expressed its professional opinions that the financial statements conform with generally accepted accounting principles and that management has maintained an effective system of internal control over financial reporting. In addition, the Company’s Chief Executive Officer and Chief Financial Officer have reviewed with the Audit and Risk Committee the certifications that each will file with the Securities and Exchange Commission pursuant to the requirements of the Sarbanes-Oxley Act of 2002 and the policies and procedures management has adopted to support the certifications.
Based on these considerations, the Audit and Risk Committee recommended to the Board that the Company’s audited financial statements be included in the Company’s 2024 Annual Report on Form 10-K for filing with the Securities and Exchange Commission.
2024 Audit and Risk Committee
•Michael Millegan (Chair)
•Kathryn Jackson
•John O'Leary
•James Torgerson

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SELECTION OF AUDITOR
The Audit and Risk Committee is responsible for the appointment, replacement, compensation and oversight of the work of the independent auditor, including the terms of the engagement. The independent auditor reports directly to the Audit and Risk Committee. At each Audit and Risk Committee meeting, the independent auditor meets separately with the Audit and Risk Committee, without management present.
The Audit and Risk Committee annually considers whether Deloitte should be reappointed for another year. The Audit and Risk Committee considered several factors when determining whether to reappoint Deloitte as the Company's Independent auditor including:
•Deloitte’s professional qualifications and reputation for integrity and competence in the fields of accounting and auditing;
•Qualifications of the lead audit partner and other key audit engagement members;
•Deloitte’s current and historical performance on the Company’s audits, including the extent and quality of its communications with the Audit and Risk Committee and the Company’s management and internal audit department;
•Depth of Deloitte’s knowledge of the Company’s business, internal controls, and accounting practices;
•The nature and extent of Deloitte’s non-audit services;
•Analysis of Deloitte’s known legal risks and significant proceedings that could impair its ability to perform the Company’s annual audit;
•Appropriateness of Deloitte’s audit fees;
•Deloitte’s tenure as the Company’s independent auditor; and
•The potential impact of seeking another accounting firm with comparable professional qualifications and industry expertise.
The lead engagement partner is required to rotate off the Company’s audit at least every five years. In connection with the mandated rotation of Deloitte’s lead engagement partner effective in 2022, the Company and select members of the Audit and Risk Committee performed a rigorous interview process based on professional, industry and personal criteria. As a result of this process, the Audit and Risk Committee Chair then selected the lead engagement partner taking into account management’s recommendation.
PRINCIPAL ACCOUNTANT FEES AND SERVICES
The following table shows the fees paid to Deloitte for services provided to the Company in 2023 and 2024.

	2023 ($)	2024 ($)

Audit Fees(1)	2,899,575	2,650,200
Audit-Related Fees(2)	141,409	196,913
Tax Fees(3)	—	—
All Other Fees(4)	268,058	102,714
Total	3,309,042	2,949,827
1.For professional services rendered for the audit of our consolidated financial statements for the fiscal years ended December 31, 2023 and 2024 and for the review of the interim condensed consolidated financial statements included in quarterly reports on Form 10-Q. Audit Fees also include services normally provided in connection with statutory and regulatory filings or engagements, assistance with and review of documents filed with the SEC, the issuance of consents and comfort letters, as well as the independent auditor’s report on the effectiveness of internal control over financial reporting.

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2.For assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements not reported under “Audit Fees” above, including attest services that are not required by statute or regulation, consultations concerning financial accounting and reporting standards, Green Financings, and audits of the statements of activities of jointly owned facilities. Also includes amounts reimbursed to PGE in connection with cost sharing arrangements for certain services.
3.For professional tax services, including consulting and review of tax returns.
4.For all other products and services not included in the above three categories. This is composed of all other products and services not included in the above three categories, including reference products related to income taxes and financial accounting matters. It includes the Deloitte & Touche's annual "Deloitte Accounting Research Tool" subscription. It also includes financing readiness reviews.
PRE-APPROVAL POLICY FOR INDEPENDENT AUDITOR SERVICES
The Board has adopted a policy for pre-approval of all audit and permissible non-audit services provided by the Company’s independent auditor. Each year, the Audit and Risk Committee approves the terms on which the independent auditor is engaged for the ensuing fiscal year. All requests for audit, audit-related and tax and other services that are not on the pre-approved list of specified services must be approved by the Audit and Risk Committee. Management and the independent auditors are required to report at least quarterly to the Audit and Risk Committee regarding the services provided, and fees paid for such services, compared to the services and fees that were pre-approved in accordance with the pre-approval policy. The Audit and Risk Committee is authorized under the pre-approval policy to delegate its pre-approval authority to a member of the committee.
All audit and permissible non-audit services provided by the independent auditors during 2023 and 2024 were pre-approved by the Audit and Risk Committee.

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Additional Information
DEFINED TERMS AND ACRONYMS

ACI	annual cash incentive
Annual Meeting	2025 Annual Meeting of Shareholders to be held on April 18, 2025
BIPOC	Black, Indigenous and People of Color
Board	Portland General Electric Company Board of Directors
CEO	Chief Executive Officer
CFO	Chief Financial Officer
Company	Portland General Electric Company
Deloitte	Deloitte & Touche, LLP
DERs	dividend equivalent rights
EEI	Edison Electric Institute
EPS	earnings per diluted share
ESG	environmental, social and governance
FAE	Final Average Earnings
FASB ASC	Financial Accounting Standards Board Accounting Standards Codification
FERC	Federal Energy Regulatory Commission
FW Cook	Frederic W. Cook & Company, Inc.
LTI	long-term incentive
2005 MDCP	Portland General Electric Company 2005 Management Deferred Compensation Plan
MDCP	Management Deferred Compensation Plan
Named executive officers or NEO(s)	the officers or former officers of the Company identified on pages 40-42 of this Proxy Statement
NYSE	New York Stock Exchange
OPUC	Oregon Public Utility Commission
PCAOB	Public Company Accounting Oversight Board
Pension Plan	Portland General Electric Company Pension Plan
PGE	Portland General Electric Company
PSU	performance-vested restricted stock unit
ROE	return on equity
RSU	time-vested restricted stock unit
SAIDI	System Average Interruption Duration Index
SARs	Stock Appreciation Rights
SEC	Securities and Exchange Commission
TSR	total shareholder return

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FIND INFORMATION ONLINE

Corporate Governance
https://investors.portlandgeneral.com/corporate-governance
•Amended and Restated Articles of Incorporation
•Amended and Restated Bylaws
•Board of Directors and Corporate Officers
•Committee Charters
•Code of Business Ethics and Conduct
•Code of Ethics for Chief Executive and Senior Financial Officers
•Communications to the Board of Directors
•Audit and Risk Committee Policy regarding complaints and concerns
•Corporate Governance Guidelines
•Related Person Transactions Policy
•Political Engagement Policy
•Sustainability Policy
Sustainability, Environmental, Social and Governance https://investors.portlandgeneral.com/esg
Proxy Materials and Annual Reports https://investors.portlandgeneral.com/financial-information/annual-reports
Please note that information on our website is not, and will not be deemed to be, a part of this Proxy Statement or incorporated into any of our other filings with the SEC.
QUESTIONS AND ANSWERS
Why did I receive these proxy materials?
We are providing these proxy materials to you in connection with the solicitation of proxies by PGE’s Board of Directors for our 2025 Annual Meeting of Shareholders and for any adjournment or postponement of the meeting. This Notice of Annual Meeting and proxy statement and a proxy or voting instruction card are being mailed or made available to shareholders starting on or about March 5, 2025.
Why did I receive a Notice of Internet Availability of Proxy Materials in the mail instead of printed copies of the proxy materials?
Making the proxy materials available to shareholders via the Internet saves us the cost of printing and mailing documents and will reduce the impact of the Annual Meeting on the environment. If you received only a Notice of Internet Availability, you will not receive a printed copy of the proxy materials unless you request it. All shareholders will have the ability to access the proxy materials on a website referred to in the Notice of Internet Availability or request to receive a printed set of the proxy materials at no charge. Instructions on how to access the proxy materials on the internet or to request a printed copy may be found in the Notice of Internet Availability. In addition, shareholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis by following the instructions on the website referred to in the Notice of Internet Availability.
Why did some shareholders receive printed or email copies of the proxy materials?
We are distributing printed copies of the proxy materials to shareholders who have previously requested printed copies. We are providing shareholders who have previously requested electronic delivery of proxy materials with an email containing a link to the website where the materials are available via the internet.

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What is “householding” and how does it affect me?
The Company has adopted the “householding” procedure approved by the SEC, which allows us to deliver one set of documents to a household of shareholders instead of delivering a set to each shareholder in a household, unless we have been instructed otherwise. This procedure is more environmentally friendly and cost-effective because it reduces the number of copies to be printed and mailed. Shareholders who receive proxy materials in paper form will continue to receive separate proxy cards to vote their shares. If you would like to change your householding election, request that a single copy of the proxy materials be sent to your address, or request a separate copy of the proxy materials, please contact Broadridge Financial Solutions, Inc., by calling (866) 540-7095 or by writing to Broadridge Householding Department, 51 Mercedes Way, Edgewood, New York 11717. We will promptly deliver the proxy materials to you upon receipt of your request. If you hold your shares in street name, please contact your bank, broker, or other record holder to request information about householding.
How can I access the proxy materials online?
This Notice of Annual Meeting of Shareholders and Proxy Statement, as well as our 2024 Annual Report, are available on our website at https://investors.portlandgeneral.com/financial-information/annual-reports.
Who is entitled to vote at the Annual Meeting?
Holders of PGE common stock as of the close of business on the record date, February 18, 2025, may vote at the Annual Meeting or by proxy. As of the close of business on February 18, 2025, there were 109,503,224 shares of PGE common stock outstanding and entitled to vote. The common stock is the only authorized voting security of the Company, and each share of common stock is entitled to one vote on each matter properly brought before the Annual Meeting.
What matters will be voted on at the Annual Meeting?
There are three matters scheduled for a vote at the Annual Meeting:
Item 1    Election of the 9 directors named in this Proxy Statement;
Item 2    Advisory, non-binding vote to approve the compensation of the Company’s named executive officers;
Item 3    Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2025.
What are the Board’s voting recommendations?
The Board recommends that you vote:
“FOR” the election of each of the Company’s 9 nominees for director;
“FOR” the approval of the compensation of the Company’s named executive officers;
“FOR” the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2025.
What is the difference between holding shares as a shareholder of record and as a beneficial owner?
If your shares are registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, or AST, you are considered the “shareholder of record” with respect to those shares.
If your shares are held in a stock brokerage account or by a bank or other nominee, those shares are held in “street name” and you are considered the “beneficial owner” of the shares. As the beneficial owner of those shares, you have the right to direct your broker, bank or other nominee how to vote your shares, and you will receive separate instructions from your broker, bank or other nominee describing how to vote your shares. You also are invited to attend the Annual

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Meeting. However, because you are not the shareholder of record, you may not vote these shares at the meeting unless you obtain a “legal proxy” from the broker, bank or other nominee that holds your shares, giving you the right to vote the shares at the meeting.
How can I attend the virtual Annual Meeting?
To participate in the Annual Meeting, visit https://virtualshareholdermeeting.com/POR2025 and enter the 16-digit control number included on your notice of Internet availability of the proxy materials, on your proxy card, or on the instructions that accompanied your proxy materials. You may begin to log into the meeting platform beginning at 7:45 a.m. Pacific Time on April 18, 2025.
How can I vote?
Even if you plan to attend the Annual Meeting, we recommend that you vote before the meeting so that your vote will be counted should you later decide not to attend the meeting. You may vote in one of the following ways:
•By Telephone. If you are located in the United States or Canada, you can vote your shares by calling 1-800-690-6903 and following the instructions on the proxy card or voting instruction form.
•By Internet. Go to https://proxyvote.com and follow the online instructions.
•By Mail. If you received your proxy materials by mail, you can vote by marking, signing and dating your proxy card and returning it in the postage-page envelope provided. If you are the beneficial owner of shares held in street name, please complete and mail the voting instruction form as indicated on the form.
•At the virtual Annual Meeting. If you are a shareholder of record on February 18, 2025 and attend the virtual Annual Meeting, you may vote during the Annual Meeting by following the instructions available on the meeting website during the meeting.
Internet and telephone voting is available through 11:59 p.m. Eastern Time on April 15, 2025 for shares held in the Portland General Electric Company Employee Stock Purchase Plan and through 11:59 p.m. Eastern Time on April 17, 2025 for all other shares. To attend the virtual Annual Meeting and for telephone and Internet voting, you will need the 16-digit control number included on your notice or proxy card or in the voting instruction form that accompanied your proxy materials.
How can I ask a question at the Annual Meeting?
If you wish to ask a question during the virtual Annual Meeting, you may do so during the meeting by logging into the virtual meeting platform at https://virtualshareholdermeeting.com/POR2025, typing your question into the “Ask a Question” field, and clicking “Submit.” Questions pertinent to meeting matters will be answered during the meeting, subject to time constraints. Substantially similar questions may be grouped and answered as one. Any questions pertinent to meeting matters that cannot be answered during the meeting may be raised after the Annual Meeting by contacting Investor Relations at 503-464-8073.
What if I encounter technical difficulties during the Annual Meeting?
If you encounter any technical difficulties with the virtual meeting platform on the day of the Annual Meeting, please call 800-586-1548 (US) or 303-562-9288 (International). Technical support will be available beginning at 7:30 a.m. PDT on April 18, 2025 and will remain available until the meeting has ended.

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How will my shares be voted if I give my proxy but do not specify how my shares should be voted?
If your shares are held in your own name as a shareholder of record and you return your signed proxy card but do not indicate your voting preferences, your shares will be voted as follows:
“FOR” the election of each of the Company’s 9 nominees for director;
“FOR” the approval of the compensation of the Company’s named executive officers; and
“FOR” the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2025.
If I am the beneficial owner of shares held in street name by my broker, will my broker automatically vote my shares for me?
NYSE rules applicable to broker-dealers grant your broker discretionary authority to vote your shares without receiving your instructions on certain routine matters. Your broker has discretionary authority under the NYSE rules to vote your shares on the ratification of the appointment of the independent registered public accounting firm. However, unless you provide voting instructions to your broker, your broker does not have authority to vote your shares with respect to the election of directors and the approval of the compensation of the Company’s named executive officers. As a result, we strongly encourage you to submit your proxy and exercise your right to vote as a shareholder.
Could other matters be decided at the Annual Meeting?
As of the date of this Proxy Statement, we are unaware of any matters, other than those set forth in the Notice of Annual Meeting of shareholders, that may properly be presented at the Annual Meeting. If any other matters are properly presented for consideration at the meeting, including, among other things, consideration of a motion to adjourn the meeting to another time or place, the persons named as proxies on the enclosed proxy card, or their duly constituted substitutes, will be deemed authorized to vote those shares for which proxies have been given or otherwise act on such matters in accordance with their judgment.
How can I change or revoke my vote?
If you hold shares in your own name as a shareholder of record, you may change your vote or revoke your proxy at any time before voting begins by:
•    Notifying our Corporate Secretary in writing that you are revoking your proxy;
•    Delivering another duly signed proxy that is dated after the proxy you wish to revoke, or delivering a later-dated vote by telephone or on the internet; or
•    Attending the virtual Annual Meeting and voting. (Attendance at the meeting, in and of itself, will not cause your previously granted proxy to be revoked.)
Any written notice of revocation, or later dated proxy, should be delivered to:
Portland General Electric Company
Attention: Corporate Secretary
121 SW Salmon Street, 1WTC1301
Portland, Oregon 97204
If you are the beneficial owner of shares held in street name and wish to change your vote with respect to those shares, please check with your broker, bank or other nominee and follow the procedures your broker, bank or other nominee provides you.

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What are the voting requirements to elect directors and approve the other proposals described in the proxy statement?
The vote required to approve each of the matters scheduled for a vote at the Annual Meeting is set forth below:

Proposal	Vote Required
Election to our Board of Directors of the 9 nominees named in this Proxy Statement	Votes in Favor Exceed Votes Against
Advisory vote on the compensation of the Company's named executive officers	Votes in Favor Exceed Votes Against
Ratification of appointment of Deloitte & Touche LLP	Votes in Favor Exceed Votes Against
What is the “quorum” for the Annual Meeting and what happens if a quorum is not present?
The presence at the Annual Meeting, in person or by proxy, of a majority of the votes entitled to be cast on a matter as of February 18, 2025 is required to constitute a “quorum” for that matter. The existence of a quorum is necessary in order to take action on the matters scheduled for a vote at the Annual Meeting. If you vote online or by telephone, or submit a properly executed proxy card, your shares will be included for purposes of determining the existence of a quorum. Proxies marked “abstain” and “broker non-votes” (each of which are explained below) also will be counted in determining the presence of a quorum. If the shares present in person or represented by proxy at the Annual Meeting are not sufficient to constitute a quorum, the chair of the meeting, or the shareholders by a vote of the holders of a majority of shares present in person or represented by proxy, may, without further notice to any shareholder (unless a new record date is set), adjourn the meeting to a different time and place to permit further solicitations of proxies sufficient to constitute a quorum.
What is an “abstention” and how would it affect the vote?
An “abstention” occurs when a shareholder sends in a proxy with explicit instructions to decline to vote regarding a particular matter. Abstentions are counted as present for purposes of determining a quorum. However, an abstention with respect to a matter submitted to a vote of shareholders will not be counted for or against the matter. Consequently, an abstention with respect to any of the proposals at the Annual Meeting will not affect the outcome of the vote.
What is a “broker non-vote” and how would it affect the vote?
A broker non-vote occurs when a broker or other nominee who holds shares for another person does not vote on a particular proposal because that holder does not have discretionary voting power for the proposal and has not received voting instructions from the beneficial owner of the shares. Brokers will have discretionary voting power to vote shares for which no voting instructions have been provided by the beneficial owner with respect to the ratification of the appointment of the independent registered public accounting firm, but not with respect to the other proposals. Accordingly, there might be broker non-votes with respect to the election of directors and the advisory vote to approve the compensation of the Company’s named executive officers. A broker non-vote will not be counted for or against the matter and, therefore, will not affect the outcome of the vote with respect to any of the proposals at the Annual Meeting.
Who will conduct the proxy solicitation and how much will it cost?
The Company is soliciting your proxy for the Annual Meeting and will pay all the costs of the proxy solicitation process. Our directors, officers and employees may communicate with shareholders by telephone, facsimile, email or personal contact to solicit proxies. These individuals will not be specifically compensated for doing so. We will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding solicitation materials to the beneficial owners of PGE common stock.

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Who will count the votes?
Broadridge Financial Solutions, Inc. will tabulate the votes cast by mail, internet, and telephone as well as any votes cast at the Annual Meeting. Sujata Pagedar, our Corporate Secretary, will act as inspector of election to certify the results.
If you have any questions about voting your shares or attending the Annual Meeting, please call our Investor Relations Department at 503-464-8073.
2026 ANNUAL MEETING OF SHAREHOLDERS
We plan to hold our 2026 Annual Meeting of Shareholders on April 24, 2026.
Requirements for Shareholder Proposals to Be Considered for Inclusion in the Company’s Proxy Materials
For shareholder proposals to be considered for inclusion in the proxy statement and form of proxy relating to the 2026 Annual Meeting of shareholders, they must be received by the Company’s Corporate Secretary at the address provided below no later than November 5, 2025. All proposals must also comply with Rule 14a-8 under the Securities Exchange Act of 1934, which lists the requirements for the inclusion of shareholder proposals in Company proxy materials.
Requirements for Shareholder Proposals to Be Brought Before the 2026 Annual Meeting of Shareholders and Director Nominations
Notice of any proposal that a shareholder intends to present at the 2026 Annual Meeting of Shareholders but does not intend to have included in the proxy statement and form of proxy relating to the 2026 Annual Meeting of Shareholders, as well as any director nominations, must be delivered to the Company’s Corporate Secretary not earlier than November 19, 2025 and no later than the close of business on December 19, 2025. In addition, the notice must set forth the information required by the Company’s bylaws with respect to the shareholder submitting the notice and each director nomination or other proposal that the shareholder intends to present at the Annual Meeting.
Shareholder proposals and nominations should be addressed to Portland General Electric Company, Attention: Corporate Secretary, 121 SW Salmon Street, 1WTC1301, Portland, Oregon 97204. We recommend that shareholders submitting proposals or nominations use certified mail, return receipt requested, in order to provide proof of timely receipt. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal or nomination that does not comply with these and other applicable requirements, including the rules established by the SEC.

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